UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 2 )

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MEDIA SCIENCES INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Schedule 13E-3

	(3)	Filing Party:
Media Sciences International, Inc.

	(4)	Date Filed:
December 20, 2011

PRELIMINARY COPY

NOTICE AND PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD [MARCH 8, 2012]

MEDIA SCIENCES INTERNATIONAL, INC.
203 Ridge Road, Goshen, New York 10924

It is my pleasure to invite you to attend the annual meeting of stockholders of Media Sciences International, Inc., a Delaware corporation.  The enclosed proxy is solicited on behalf of the Board of Directors for use at the annual meeting, or at any adjournment or postponement of the annual meeting, for the purposes set forth below.

Time and Date:	9:00 a.m., Eastern Time, on [Thursday, March 8, 2012]
Place:	[Marriot Courtyard, 140 Route 17 South, Mahwah, NJ 07430]
Items of Business:
(1)   To amend the bylaws of the Company regarding the size of the Board of Directors;
(2)   To elect the members of the Board of Directors;
(3)   To approve the dissolution of the Company;
(4)   To effect a 1-for-125 reverse common stock split immediately followed by a 125-for-1 forward common stock split;
(5)   To ratify the selection of EisnerAmper LLP as independent registered public accounting firm for the fiscal year ending June 30, 2012;
(6)   To adjourn the meeting to solicit additional proxies; and
(7)   To transact any other business properly brought before the annual meeting or any adjournments thereof.

Who May Vote:	You may vote if you were a stockholder of record as of [January 19, 2012].
Annual Report:	A copy of our 2011 Annual Report on Form 10-K is included in Appendix C.
Date of Mailing:	This Notice and Proxy Statement are first being mailed to stockholders on or about [February 1, 2012].

Our Board of Directors recommends that you vote “FOR” each of the proposals.

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote.  Please note that Proposals No. 3 and 4 requires the affirmative approval of a majority of our outstanding shares, and your inaction will be deemed votes against such proposals.  You can submit your proxy by mail or vote by telephone or the Internet. If you are a registered stockholder and attend the meeting, you may revoke your proxy and vote your shares in person.  If your shares are held of record by a broker, bank or other registered holder and you wish to attend or vote at the meeting, please contact the stockholder of record to obtain a proxy issued in your name.  If you hold shares in street name but will not attend the meeting, we request that you return your instructions to vote your shares to your broker.  The proxy contains proposals, some of which may be acted upon at the discretion of the broker; however, brokers may not vote the “street name” shares on your behalf with respect to incentive stock plans without any instruction from you.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Plan of Dissolution or the Reverse/Forward Split, passed upon the merits or fairness of the transactions, nor passed upon the adequacy or accuracy of the information contained in this document. Any representation to the contrary is a criminal offense.

Goshen, New York	By order of the Board of Directors
[February 1, 2012]
/s/ Denise Hawkins
Denise Hawkins, Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [MARCH 8, 2012]

The Company’s Proxy Statement for the Annual Meeting of Stockholders and the Annual Report on Form 10-K for the fiscal year ended June 30, 2011 are available on the Company's Investor Relations website at http://phx.corporate-ir.net/phoenix.zhtml?c=79804&p=proxy.

SUMMARY TERM SHEET

The following summary term sheet highlights selected information from this proxy statement and may not contain all of the information that may be important to you. Accordingly, we encourage you to read this entire proxy statement, its appendices and the documents referred to or incorporated by reference in this proxy statement. Items in this summary term sheet include a caption reference directing you to a more complete description of that item.

This summary highlights Proposal No. 3 (approval of the Plan of Dissolution) and Proposal No. 4 (approval of Reverse/Forward Stock Split).

About the Company

Media Sciences International, Inc. is a Delaware corporation that was originally incorporated in Utah in 1983 under the name Communitra Energy, Inc.  In 1998, we reincorporated in Delaware under the name Cadapult Graphic Systems, Inc.  In 2002, we changed our corporate name to Media Sciences International, Inc. Our headquarters are located at 203 Ridge Road, Goshen, New York 10924, and our telephone number is 201-677-9311.  Our website is www.mediasciences.com. All of our public filings with the Securities and Exchange Commission (the “Commission”) are accessible from our corporate website.  Information contained on the website is not a part of this proxy statement. The Company was a manufacturer of business color printer supplies and industrial ink applications.  Through two transactions in the year ending June 30, 2011, we sold one of our product lines and exited the other.  As a result, we currently have no substantive operations.  While we review and consider options available to us, we currently expect to wind down and dissolve the company.

Plan of Dissolution

General.  On May 18, 2011, our Board of Directors approved, subject to stockholder approval, the Plan of Dissolution.

Reasons for Dissolution.  Our Board of Directors approved the Plan of Dissolution after reviewing other options including entering a new business line, acquiring another business or merging with another business and concluded that our dissolution and liquidation would have the highest probability of returning the greatest value to our stockholders as compared to our other available strategic alternatives.  See “Proposal No. 3 - Background and Reasons for the Plan of Dissolution”.

Our Activities Following Adoption.  If our stockholders approve the Plan of Dissolution, we intend to wind up our business affairs, and distribute pro rata in one or more liquidating distributions all of our remaining assets to our stockholders.  Our Board of Directors may amend or abandon the Plan of Dissolution without any further stockholder approval if it determines that action is in the best interest of our stockholders.  See “Proposal No. 3 - Our Activities Following the Adoption of the Plan”.

Distributions.  Although our Board of Directors has not established a firm timetable for the liquidating distributions, subject to contingencies inherent in winding up our business, the Board of Directors intends to make such distributions as promptly as practicable and periodically as we convert our remaining assets to cash. Subject to Delaware law, we expect to conclude a final distribution prior to the third anniversary of the filing of the Certificate of Dissolution.  We are unable to predict the precise nature, amount or timing of any liquidating distributions.  Based on current projections, we currently estimate that we will have approximately $1,900,000 to $2,400,000 available for distribution.  Notwithstanding the foregoing, the actual amount available for distribution could be substantially less if there are additional claims by Katun Corporation under indemnification provisions contained in the Asset Purchase Agreement between the companies, if we discover additional liabilities or claims, or if we incur unexpected or greater than expected expenses. See “Proposal No. 3 - Liquidating Distributions; Nature; Amount; Timing”.

Liabilities; Reserve.  In connection with our dissolution, we are required by Delaware law to pay or provide for payment of all of our liabilities and obligations. In the event we fail to create an adequate contingency reserve for payment of our expenses and liabilities, each stockholder can be held liable for the repayment to creditors of such stockholder’s pro rata portion of the shortfall out of the liquidation distributions received by such stockholder from us.  See “Proposal No. 3 - Contingent Liabilities; Contingency Reserve”.

Liquidating Trust.  As part of the dissolution process, we may from time to time transfer assets to one or more liquidating trusts established for the benefit of our stockholders. The purpose of a liquidating trust would be to distribute or sell such property and distribute any net proceeds to our stockholders. Our Board of Directors may appoint one or more of its members or management or another third party to serve as trustee of the trust. We do not anticipate that a stockholder’s interest in a liquidating trust will be transferable.  See “Proposal No. 3 - Liquidating Trust”.

Tax Consequences.  The summaries and discussions of United States Federal income tax consequences in this proxy statement do not purport to be a complete analysis of all the potential tax effects.  Tax consequences may vary depending upon the particular circumstances of the stockholder. We advise each stockholder to consult his, her or its tax advisor for actual tax consequences to him, her or it of the Plan of Dissolution. Liquidating distributions received by our stockholders will be applied against and reduce a stockholder’s tax basis in his, her or its shares of stock. Gain will be recognized as a result of a liquidating distribution to the extent that the aggregate value of the distribution and any prior distributions received by a stockholder with respect to a share exceeds his, her or its tax basis for that share. A loss will generally be recognized if the aggregate value of all liquidating distributions with respect to a share is less than the stockholder’s tax basis for that share. Gain or loss recognized by a stockholder will generally be a capital gain or loss provided the shares are held as capital assets, and will be long term capital gain or loss if the stock has been held for more than one year. A stockholder may be subject to back-up withholding tax. See “Proposal No. 3 - Material United States Federal Income Tax Consequences of Our Dissolution and Liquidation”.

Recommendation of our Board of Director.  Our Board recommends that the Company’s stockholders vote FOR the approval and adoption of the Plan of Dissolution.

Stock Split

General.  The Board has authorized a 1-for-125 reverse stock split of our common stock (the “Reverse Split”), to be followed immediately by a 125-for-1 forward stock split (the “Forward Split”), via amendments to our Certificate of Incorporation (collectively, the “Reverse/Forward Stock Split”).  Our Board may, however, abandon the Reverse/Forward Stock Split in its sole discretion.  See “Proposal No. 4” and “Special Factors” for additional information about the Reverse/Forward Stock Split.

Upon effectiveness of the Reverse/Forward Stock Split, if you hold at least 125 shares of our Common Stock, the number of shares of Common Stock that you hold will not change, and you will not receive any cash payments.  You will not need to take any action, including exchanging or returning any existing stock certificates, which will continue to evidence ownership of the same number of shares as set forth currently on the face of the certificates.  See “Proposal No. 4 - General”.

Upon effectiveness of the Reverse/Forward Stock Split, if you hold fewer than 125 shares of our Common Stock, you will receive a cash payment for your pre-Reverse Split shares at the rate of $0.145 per share without interest .  As soon as practicable after the effective date of the Reverse/Forward Stock Split, you will be notified and asked to surrender your stock certificates to the transfer agent.  The transfer agent will remit your cash payment following receipt of your stock certificates.  See “Proposal No. 4 - General”

Reasons.  Our Board has determined that the Reverse/Forward Stock Split is fair and in the best interests of all of our unaffiliated stockholders, including those stockholders owning shares to be cashed out under the Reverse/Forward Stock Split and those who will retain an equity interest in the Company subsequent to the consummation of the Reverse/Forward Stock Split.  See “Proposal No. 4”, “Special Factors – Fairness of the Stock Split” and “Special Factors – Factors Considered to Determine Fairness”.

Effects.  The Reverse/Forward Stock Split will not affect any of our derivative securities, including options, warrants and preferred stock, whether exercisable/convertible or unexercisable/unconvertible, granted by us and holders of our outstanding derivative securities will, following the Reverse/Forward Stock Split, continue to hold derivative securities for the same number of shares of Common Stock at the same exercise or conversion price and other terms as they currently do.  See “Proposal No. 4” and “Special Factors – Effects of Stock Split”.

The Reverse/Forward Stock Split is not expected to affect our current business plans or operations, except for the anticipated cost and management time savings associated with the termination of our obligations as a public company.  Upon effectiveness of the Reverse/Forward Stock Split, we believe that we will be eligible to cease filing periodic reports with the Commission and we intend to cease public registration and terminate the quotation of our Common Stock on the OTCQB market as soon as practicable.  Once we cease public registration and terminate the quotation of our Common Stock, while we intend to inform shareholders of important developments, the Company will not be filing periodic or other reports with the Commission.  See “Proposal No. 4” and “Special Factors – Background, Purposes and Reasons”.

Tax Matters.  The summaries and discussions of United States Federal income tax consequences in this proxy statement do not purport to be a complete analysis of all the potential tax effects.  Tax consequences may vary depending upon the particular circumstances of the stockholder. You are urged to consult with your own tax advisor regarding the tax consequences of the Reverse/Forward Stock Split in light of your own particular circumstances. For those stockholders who receive a cash payment in connection with the Reverse/Forward Stock Split and cease to hold, either directly or indirectly, shares of post-split Common Stock, you will need to recognize a gain or loss for federal income tax purposes for the difference between the amount of cash received and the aggregate tax basis in your shares of Common Stock , whether or not you are an affiliate of the Company .  For those stockholders that retain Common Stock following the Reverse/Forward Stock Split, whether affiliated or unaffiliated, you will not recognize any gain or loss for federal income tax purposes.  See “Proposal No. 4” and “Special Factors – Federal Income Tax Consequences”.

Financial Resources.  We have the financial resources to complete the cash-out related to the Reverse/Forward Stock Split, the costs of which we anticipate will be approximately $11,000.  See “Proposal No. 4 – Financial Matters”.

Voting Matters.  Under Delaware law, the Reverse/Forward Stock Split is effected by amending our Certificate of Incorporation, which requires approval by our stockholders.  The proposal to be acted upon does not invoke dissenters’ right of appraisal.  Our Board recommends that the Company’s stockholders vote FOR the approval of the Reverse/Forward Stock Split proposal.  Each of the Company’s officers and directors believes that approval is in the best interests of the Company in light of its business and financial condition and prospects and each intends to give a proxy or vote in favor of each proposal.  See “Proposal No. 4 - Approvals” and “Special Factors – Vote Required”.

SPECIAL FACTORS

Background, Purposes and Reasons.  In 2010, we sold our toner assets to Katun Corporation, and in 2011 we ceased manufacturing inks for use in Xerox color printers.  As a result, we currently have no substantive operations.  While we continue to review all options available to us, including the acquisition of a new business by means of merger or otherwise, we currently expect to wind down and dissolve the company if the stockholders approve a plan of dissolution.   Unless otherwise noted below, all members of the Board of Directors, or all members of the identified Board of Directors committee, participated in the Board of Directors meetings and discussions described below.

At a September 7, 2010 meeting of the Board of Directors, the Board of Directors discussed an initial proposal received from Katun Corporation for the purchase of our toner assets and the continuation of our ink business. Management participants at the meeting were Marc Applebaum, Chief Financial Officer, Robert Ward, Chief Operating Officer and Vince Kelly, Vice President of Sales.

At a November 3, 2010 meeting of the Board of Directors, the Board of Directors discussed the terms of the proposal from Katun Corporation of the purchase of our toner assets.  Management participants at the meeting were Marc Applebuam, Chief Financial Officer and Marc Durand, Head of Manufacturing.  The Board of Director

discussed the viability and the continuation of our ink business under the leadership of Marc Durand as Chief Executive Officer, and authorized and approved of the sale of toner assets to Katun Corporation.

At a November 22, 2010 meeting of the Board of Directors, the Board of Directors discussed alternative business strategies.  Management participants at the meeting were Marc Applebaum, Chief Financial Officer, and Marc Durand, Chief Executive Officer, who reported on the status of the litigation with Xerox.  The Board of Directors discussed the historical costs associated with the litigation with Xerox, the continued costs, risks and uncertainties associated with the ongoing litigation with Xerox, including the costs associated with appeals should the court rule in the company’s favor, the lack of interest by potential third parties for the company’s solid ink business due principally to the uncertainty associated with the litigation with Xerox, and management financial projections and present value of the future cash flows of the company.  The Board also discussed a strategy of transitioning the company into an industrial holding company, which was determined not in the interest of the shareholders due to the time and expense associated with finding, investigating and negotiating such a transaction.  The Board also discussed the possibility of seeking to no longer be a reporting company, the possibility of a stock split, and the associated cost-savings associated therewith.

At a December 21, 2010 meeting of the Board of Directors, the Board of Directors further discussed the financial prospects of operating its ink business.  Denise Hawkins, Vice  President and Controller, and Marc Applebaum, Chief Financial Officer, participated in the meeting.  The Board requested that management prepare pro forma financial statements for its ink business for its review.  The meeting was continued on January 2, 2011, and the Board discussed the company’s financial condition, the viability of its ink business, and also considered a potential settlement of its litigation with Xerox.  The Board of Directors requested that management prepare financial projections for its ink business and financial projections in the event of a settlement with Xerox.

At a March 16, 2011 meeting of the Board of Directors, the Board of Directors discussed financial projections for its ink business.  Denise Hawkins, Chief Financial Officer, was present a t the meeting to answer any questions about financial forecasts.  The Board of Directors determined that continuation of its ink business was financially viable.  The Board of Directors also determined that the terms of a settlement with Xerox would be financially attractive and in the interests of its shareholders.  The Board of Directors instructed management to consult its outside legal advisors, Scarinci Hollenbeck, to discuss legal matters associated with the potential for dissolution of the company.

On March 28, 2011, director Mr. Levin, on behalf of the Board of Directors discussed with its outside legal advisors, Scarinci Hollenbeck, certain legal matters, including matters associated with a liquidation or dissolution of the company and the requirements to cease to be a reporting company, and related actions that may be needed, including a reduction of the number of stockholders if over 300.

At an April 12, 2011 meeting of the Board of Directors, director Mr. Levin reported on his discussions with the company’s outside legal advisors regarding dissolution and ceasing to be a reporting company.

At a n April 19, 2011 meeting of the Board of Directors, the Board of Directors approved a settlement with Xerox.  Director Mr. Ridgeway was absent from the meeting.  Denise Hawkins, Chief Financial Officerparticipated in the meeting.

At a May 18, 2011 meeting, the Board of Directors discussed strategic options for the company following the Xerox lawsuit settlement, including a reverse merger, the acquisition of a new business, liquidation and dissolution, a reverse stock split, as well as the consequences of ceasing to be a reporting company.  The purpose was to discuss and devise a plan of action that would, in the judgment of the Board of Directors, provide the greatest value for its shareholders.  Denise Hawkins, Chief Financial Officer, and the company’s outside legal counsel and tax counsel, Scarinci Hollenbeck, and tax counsel, Jim Alejbegu, participated in the meeting.  At this meeting, the Board resolved and declared the intention of the Company to liquidate and dissolve the corporation, subject to stockholder approval, and authorized the officers and directors of the Company to instruct and engage in such actions as are appropriate and necessary to institute and effect such liquidation and dissolution, and to use the services of attorneys, accountants and consultants for such actions as are required for such purposes.  The Board reviewed in extensive detail the financial forecasts presented by management, including costs of an eventual wind-down and the benefits of distributions to stockholders compared to alternative business strategies.  The Board discussed, with legal and tax counsel present, various procedural, legal and tax matters associated with a potential dissolution and liquidation of the company.  The Board also adopted resolutions that established a Liquidation Committee of the Board of Directors consisting board members Messrs. van Rijn, Levin and Baker, in order to streamline communication channels associated with obtaining additional information and pursuing a dissolution and ceasing to be a reporting company.  The Board also resolved to pay a special cash distribution of $0.39 per share to shareholders of record as of May 31, 2011.

On July 6, 2011, the Liquidation Committee of the Board of Directors discussed with its outside legal advisors, Scarinci Hollenbeck, additional steps and matters to consider in connection with the dissolution process and the process of ceasing to be a reporting company, including the possibility of the implementation of a  stock split proposal.

On July 20, 2011, the Liquidation Committee of the Board of Directors had further discussions with its outside legal advisors, Scarinci Hollenbeck, regarding procedural and timing matters in connection with the dissolution process and stock split proposal and alternative procedures to reduce the number of stockholders.

At a September 27, 2011 meeting of the Board of Directors, the Board discussed matters related to the dissolution of the company and the procedures associated with ceasing to be a reporting company, including the benefits and detriments of such transactions, the effects of such transactions on the company and its stockholders, and procedural requirements associated with such transactions.  The Board also discussed valuation of the company, including the value of being a corporate shell company, and remained opened to consider all opportunities presented.

At a November 3, 2011 meeting of the Board of Directors, the Board reviewed the costs incurred by us to comply with the reporting requirements imposed on public companies under the Exchange Act, the options available to reduce the number of stockholders and authorized the implementation of a stock split.  A proposal to implement the Reverse/Forward Stock Split was approved by all members of the Company’s Board of Directors, which consisted only of individuals who are not employees of the Company.

On November 29, 2011, the Liquidation Committee of the Board of Directors, the Board further discussed matters in connection with the implementation of a stock split proposal, including the terms of the stock split, the number of affected stockholders, the proposed price for fractional shares, the fairness of the transaction, and the advantages and disadvantages to various stockholder constituents.  The Liquidation Committee reported to the other members of the Board of Directors and the Reverse/Forward Stock Split terms were approved by all members of the Company’s Board of Directors, which consisted only of individuals who are not employees of the Company.

On December 7, 2011, Denise Hawkins, Chief Financial Officer, discussed with outside legal counsel, Scarinci Hollenbeck, procedural matters associated with the implementation of a stock split proposal and procedural matters in connection with ceasing to be a reporting company.

On December 28, 2011, the Liquidation Committee of the Board of Directors communicated with outside legal counsel, Scarinci Hollenbeck, to discuss the cash out price for fractional shares in connection with the stock split proposal and reviewing other factors that the Board had previously considered in the stock split proposal.  The Liquidation Committee reported to the other members of the Board of Directors who approved the price for fractional shares as consistent with previous discussions.

At a February 10, 2012 meeting of the Board of Directors, the Board reaffirmed approval of the dissolution proposal and the stock split proposal under the terms as discussed in this proxy statement.

In connection with the transactions leading to authorizing the plan of dissolution, the Board also discussed the advantages and disadvantages of a going private transaction.  See “Proposal No. 2” for additional information and background of the plan of dissolution.  In its discussions, the Board compared the benefits of being a publicly traded company with the costs and management’s time required to comply with the reporting requirements imposed on public companies under the Exchange Act.  The Board also discussed the possibility that continuing to operate as a publicly traded company was likely placing us at a competitive disadvantage to private companies who are not required to publicly report their financial condition, results of operations and other detailed information normally maintained as confidential by private companies.  Finally, the Board took into consideration our financial condition and determined that terminating our reporting obligations under the Exchange Act is a way to substantially reduce recurring operating costs and expenses.

The purposes of the Reverse/Forward Stock Split are to reduce the number of record holders of our common stock to fewer than 300 so that we can decrease the administrative expenses we incur in servicing a large number of record stockholders who own relatively small numbers of our shares and allow us to eliminate expenses related to our disclosure and reporting requirements under the Exchange Act by terminating the registration of our common stock under the Exchange Act.  The Reverse/Forward Stock Split would benefit the Company and our stockholders by reducing the Company’s administrative burdens and costs by cashing out smaller stockholders. The cost of administering each stockholder’s account and the amount of time spent by our management in responding to stockholder requests is the same regardless of the number of shares held in the account. Accordingly, our cost of maintaining many small accounts is disproportionately high when compared with the total number of shares involved. In view of the disproportionate cost to us of maintaining small stockholder accounts, we believe that it would be beneficial to us and our stockholders as a whole to eliminate the administrative burden and costs associated with these smaller accounts.

Our status as a reporting company places an unnecessary financial burden on us, as we do not have any substantive operations.  As a reporting company, we incur direct costs associated with compliance with the Commission’s reporting requirements.  To comply with the public company requirements, we incur costs of approximately $380,000 annually in connection with audit fees, internal controls, legal fees, and stockholder communications.  The Reverse/Forward Stock Split is expected to relieve us of the administrative burden, cost and other disadvantages associated with filing reports and otherwise complying with the requirements of registration under the federal securities laws by deregistering and delisting our common stock.  As we presently do not have substantive operations, the Board believes that any material benefit derived from continued registration under the Exchange Act is outweighed by the cost, and that preserving cash is in our best interests and in the best interests of our stockholders.

The Board also believes that the extremely limited trading volume and public float of our common stock have impaired our stockholders’ ability to sell their shares, which has prevented them from realizing the full benefits of holding publicly traded stock.  The Reverse/Forward Stock Split will provide small stockholders a beneficial mechanism to liquidate their equity interest at a fair price for their shares without having to pay brokerage commissions, particularly in light of the limited liquidity available to holders of our common stock in the open market.

The Board believes that it is in our best interests and in the best interests of our stockholders to eliminate the administrative, financial, accounting and other burdens associated with being a public company by consummating the Reverse/Forward Stock Split and preserving cash available to stockholders in the event of future distributions.

Prior to our 2010 sale of toner assets to Katun Corporation and our ceasing of manufacturing inks for use in Xerox color printers in 2011, we had an active and viable business in the printer ink marketplace, and we had no intention to seek to dissolve the company or to conduct a stock split.  While we have from time to time sought business alternatives, following such transactions in 2010 and 2011, we are no longer engaged in substantive business operations, we have no substantive assets other than cash and cash equivalents, and we lack reasonable business options.  Accordingly, we are undertaking to effect a reverse stock split and dissolution at this time as our fiscal year end is June 30 and we deem an expeditious implementation of these transactions to be our a beneficial means to reduce expenditures and maximize distributions for our stockholders.  The  costs associated with being a public reporting company at a time when we are not producing any significant revenues are too high. and  delaying a reverse split and dissolution while engaging in exploring for other business opportunities would cause us to expend further costs and expenses in a manner that would use up, rather than conserve, cash that could be made available to and paid out to stockholders as part of the dissolution process.

Benefits and Detriments.   As described above, we incur substantial financial costs associated with being a reporting company.  By consummating the Reverse/Forward Stock Split and reducing the number of stockholders, we would be eligible to deregister our common stock.  By doing so, we seek to reduce our expenditures and conserve cash, and thereby our stockholders would benefit as this would allow the company to conserve cash and to make more cash available for future distribution to stockholders.  The federal securities laws, including the Sarbanes-Oxley Act, require that a public company, as well as directors, officers and principal stockholders, comply with substantive disclosure requirements and reporting obligations.  A consequence of deregistration is that the Company would no longer be required to file periodic and other reports pursuant to the requirements of the federal securities laws, including quarterly and annual reports, nor would the Company be required to submit proxy statements or similar materials to stockholders, and directors, officers and principal stockholders would no longer be required to file reports with the Securities and Exchange Commission, including those which describe their securities transactions or securities holdings such as Form 3, Form 4, Form 5, Schedule 13D and Schedule 13G.  Accordingly, as a consequence of deregistration, stockholders would no longer have access to the information provided by a public company, as well as directors, officers and principal stockholders, in such reports, and stockholders would lose rights and protections provided by federal securities laws.

Alternatives Considered.  In making the determination to proceed with the Reverse/Forward Stock Split, the Board briefly considered other strategic alternatives.  However, in considering the risks and benefits of each strategic alternative, the Board determined that the Reverse/Forward Stock Split would be the simplest and most expeditious and cost-effective approach to achieving the purposes described above.  These alternatives were:

•
Self-tender offer.  The Board considered a self-tender offer by which we would offer to repurchase shares of our outstanding common stock.  The results of an issuer tender offer would be unpredictable, however, due to its voluntary nature.  The Board was uncertain whether this alternative would result in shares being tendered by a sufficient number of record stockholders so as to permit us to reduce the number of record stockholders below 300 and to terminate our public reporting requirements.

•
Purchase of shares in the open market.  The Board also considered purchasing our shares in the open market in order to reduce the number of our record stockholders to fewer than 300.  However, given the low daily trading volume of our common stock, there was no assurance that purchasing shares in isolated transactions would reduce the number of stockholders sufficiently to permit us to terminate our public reporting requirements under the Exchange Act and deregister in a reasonable period of time.

•
Maintaining the status quo.  The Board also considered taking no action to reduce the number of our stockholders.  However, due to the significant and increasing costs of being public, the Board believed that maintaining the status quo would be detrimental to all stockholders.  We would continue to incur the expenses of being a public company without realizing the benefits of public company status.

Effects of Stock Split.  We currently have 13,647,376 shares of common stock outstanding and approximately [338] holders of record of our common stock.  Based on information currently available to us, the Reverse/Forward Stock Split will reduce the number of holders of record of our common stock from approximately 338 to approximately 129 by cashing out stockholders holding less than 125 shares.  A large number of our record holders, approximately 209 record holders, own less than 125 shares each, representing in the aggregate 18,451 shares or 0.135% of our outstanding common stock.  Assuming there is no material change in the number of record holders by the time of implementation, this reduction in the number of holders of record of our common stock will enable us to terminate the registration of our common stock under the Exchange Act, which will substantially reduce the information required to be furnished by us to our stockholders and to the Commission.

For estimated expenditures by us of up to approximately $11,000 in Reverse/Forward Stock Split costs (including legal and other fees and costs) and approximately $2,800 in purchase costs for fractional shares, we estimate that we will realize approximately $366,000 in annual cost savings by terminating our public company status.  We intend to apply for termination of registration of our common stock under the Exchange Act as soon as practicable following completion of the Reverse/Forward Stock Split.  However, the Board reserves the right, in its sole discretion, to abandon the Reverse/Forward Stock Split prior to the effective date.

The effect of the Reverse/Forward Stock Split on each stockholder will depend on the number of shares that the stockholder owns.  Registered stockholders holding 125 or more shares of common stock will be unaffected by the Reverse/Forward Stock Split.  Registered stockholders and stockholders holding shares of common stock in street name through a nominee (i.e., a broker or a bank) holding fewer than 125 shares of common stock will have their shares converted into the right to receive a cash amount.

The Reverse/Forward Stock Split will require stockholders who own fewer than 125 shares of common stock to involuntarily surrender their shares for cash.  These stockholders will not have the ability to continue to hold their shares.  The ownership interest of these stockholders will be terminated as a result of the Reverse/Forward Stock Split, but the Board has concluded that the completion of the Reverse/Forward Stock Split overall will benefit these stockholders because of, among other reasons, the liquidity provided to them by the Reverse/Forward Stock Split at a price determined by the Board to be fair to these stockholders.

When consummated , the Reverse/Forward Stock Split would affect the registration of our common stock under the Exchange Act, as we intend to apply for termination of such registration.  A consequence of deregistration is that we would no longer be required to file periodic and other reports pursuant to the requirements of the federal securities laws, nor would the company be required to submit proxy statements or similar materials to stockholders .  The number of our stockholders would be reduced from approximately 338 to approximately 129, the number of our outstanding shares would be reduced from 13,647,376 to 13,628,925, and we anticipate that by deregistering we can reduced our expenditures and conserve cash in the amount of up to $200,000 per year thereafter from savings on legal fees, accounting fees, annual and other stockholder communications, including proxy materials.  We expect our underlying business, which is  not substantial at the present, to continue as it is   presently conducted.  The executive officers and directors of the Company will not change  as a result of  the stock split .

We currently have 13,647,376 shares of common stock outstanding.  Approximately 209 record holders own less than 125 shares each and 18,451 shares in the aggregate.  The reverse split would result in the reduction of our outstanding shares from 13,647,376 to 13,628,925, a decrease of 0.135%.  The number of affiliated stockholders, which refers to our officers, directors and other affiliates, would remain the same, as none would be cashed out, and they would see their 2,179,046 shares, which represents 15.97% of our outstanding shares, increase to represent 15.99% of our outstanding shares.  Our non-affiliated stockholders, which includes those 129 stockholders who own 18,451 shares would be cashed out.  The other nonaffiliated stockholders, including non-affiliated stockholders owning 5% or more of our shares, who collectively currently own 11,468,330 shares, or 84.03% of our outstanding shares, would see their total percentage ownership increase to 84.15% of our outstanding shares.  In other words, 0.135% of our total outstanding shares would be cashed out, and the holdings of our affiliated stockholders would increase from 15.97% to 15.99%, and the holdings of all other stockholders would increase from 84.03% to 84.15%.  Accordingly, there will be no material change in the voting power of affiliates in comparison to non-affiliates and there will be no material increase in the percentage ownership of affiliates in comparison to the percentage ownership of non-affiliates by virtue of the proposed reverse split.

Stockholders who are cashed out will cease to have any interest in the Company, will not participate in the cost savings intended to be realized through the stock split, and will not participate in any potential future appreciation in the value of the Company or any future distributions of the Company, including pursuant to a liquidation or distribution.  The receipt of cash by a stockholder instead of a fractional share will result in a taxable gain or loss to such stockholders.

As for stockholders who continue to hold shares after the stock split, including officers, directors and affiliates, as well as all other stockholders who are not cashed out whether or not affiliated with the Company would lose rights and protections provided by federal securities laws as a consequence of deregistration.  Officers, directors and affiliates, as well as non-affiliated stockholders owning 5% or more of our shares, would no longer be required to file reports with the Securities and Exchange Commission, such as those reports that describe their securities transactions.  Additionally, officers, directors and stockholders who own more than 10% of the Company’s common stock would no longer be subject to short-swing profit trading provisions under Section 16 of the Securities Exchange Act of 1934.  In contrast to cashed out stockholders, each continuing stockholder, without regard to whether such stockholder is an affiliate of the Company or is a non-affiliated stockholder, should recognize no gain or loss upon the exchange of pre-split shares for post-split shares pursuant to the Reverse/Forward Stock Split.

For those stockholders who receive a cash payment in connection with the Reverse/Forward Stock Split and cease to hold, either directly or indirectly, shares of post-split Common Stock, you will need to recognize a gain or loss for federal income tax purposes for the difference between the amount of cash received and the aggregate tax basis in your shares of Common Stock, whether or not you are an affiliate of the Company.  For those stockholders that retain Common Stock following the Reverse/Forward Stock Split, whether affiliated or unaffiliated, you will not recognize any gain or loss for federal income tax purposes.

Regardless of whether an outstanding derivative security, including an option, warrant or Preferred Stock, provides a right to acquire less than, equal to or greater than 125 shares, the number of shares underlying each outstanding derivative security will not change as a result of the Reverse/Forward Stock Split.  Because of the symmetry of the 1-for-125 Reverse Split and the 125-for-1 Forward Split, the Board has determined that the Reverse/Forward Stock Split will not cause dilution or enlargement of the benefits intended by us to be made available under our outstanding derivative securities, including options, warrants and Preferred Stock.

If the stock split proposal is not approved at the meeting, depending on the number of record holders at such time, further action may be unnecessary, and if needed to reduce the number of record holders, we may resubmit the proposal for stockholder action or we may reconsider alternative means to reduce the reduce of stockholders, including purchase of shares in the open market or self-tender offer.

If we do not complete the Reverse/Forward Stock Split for other reasons such as abandonment of the proposal and lack of stockholder approval on the dissolution proposal, as we currently do not have substantive operations, we would continue to operate as we presently do, including continue to comply with federal securities law reporting requirements, and review the options available to us including seeking to explore other business alternatives such as a reverse merger with an operating company.  However, we believe that such a process would consume financial resources that should be conserved and made available to stockholders.

In connection with the Reverse/Forward Stock Split transaction, we have filed a Schedule 13E-3 with the Securities and Exchange Commission.  We are required to a final amendment to Schedule 13E-3 reporting promptly the results of the Reverse/Forward Stock Split transaction.

The Company has considerable net operating losses from operations.  Media Sciences International, Inc., its affiliates, its subsidiaries and its shareholders will not be able to take advantage of these net operating loss carry forwards, whether or not the reverse/ forward stock split is approved and transacted, assuming there are no further business operations.

Financial Effects.  Completion of the Reverse/Forward Stock Split will require approximately $11,000, which includes advisory, legal, financial, accounting and other fees and costs related to the Reverse/Forward Stock Split and the cash-out amount under the Reverse/Forward Stock Split.  As a result, we will have less working capital following the Reverse/Forward Stock Split.  The payments to holders of fewer than 125 pre-Reverse Split shares of common stock will be paid out of working capital.  We do not believe the decreased working capital as a result of the Reverse/Forward Stock Split will have a material adverse effect on our capitalization, liquidity, results of operations or cash flows.

Fairness of the Stock Split.  The Board believes that the Reverse/Forward Stock Split is both substantively and procedurally fair to our unaffiliated stockholders, including those stockholders being cashed out and those who will retain an equity interest in the Company subsequent to the consummation of the transaction.  The Reverse/Forward Stock Split has been authorized by the Board.  None of the members of the Board are employees of the Company.

While the Board had a Liquidation Committee of the Board of Directors in order to streamline communication channels associated with obtaining additional information and pursuing a dissolution and ceasing to be a reporting company, the Board did not create a special committee of the Board specifically to approve the Reverse/Forward Stock Split.  The Board is composed of non-employee directors.  Creating a special committee by appointing or electing one or more new directors and retaining independent counsel for such a committee would significantly increase the cost of the Reverse/Forward Stock Split and would likely take significant additional time.

The Board also did not retain an unaffiliated representative to act solely on behalf of the unaffiliated stockholders.  Retaining an unaffiliated representative on behalf of the unaffiliated stockholders would be an added expense of the Reverse/Forward Stock Split and would not affect the outcome of the transaction because a majority vote of the unaffiliated stockholders is not required under applicable law.

The Board determined that the ability of unaffiliated stockholders to decide whether or not to remain stockholders following the Reverse/Forward Stock Split by increasing their holdings of our common stock to at least 125 shares or decreasing their holdings of our common stock to less than 125 shares prior to the effective date afforded protection to unaffiliated stockholders, including those stockholders being cashed out and those who will retain an equity interest in the Company subsequent to the consummation of the transaction.  The Board noted that stockholders seeking to either increase or decrease their holdings prior to the Reverse/Forward Stock Split may be unable to do so at a price they are willing to pay or accept due to the limited trading volume in our common stock.

Factors Considered to Determine Fairness.  The Board considered a number of factors in determining the fairness of the Reverse/Forward Stock Split prior to its approval of the transaction, which factors are applicable to both unaffiliated stockholders who will remain our stockholders after the transaction and unaffiliated stockholders who will be cashed out, except for the factors with respect to savings in operating costs, the liquidity of our common stock and the ability to participate in our distributions, if any, subsequent to the effectiveness of the Reverse/Forward Stock Split.  The factors considered by the Board include those described below.

The Board believes that the price of $0.145 per share, without interest, which will be received by stockholders in lieu of fractional shares of common stock is fair from a financial point of view to our unaffiliated stockholders.  The Board considered a number of factors in reaching this determination.  In particular, the Board considered the current market price of our common stock and historic market price of our common stock , and , the Board looked into the purchase prices paid (other than in connection with the exercise of stock options) in prior purchases of our common stock by the company and its affiliates during the past two years however there was no relevant transactions during such period.  The cash out price of $0.145 per share of common stock represents a premium of 2.76% to the $0.1411 closing trading price of our common stock as of November 29, 2011 when the Board discussed a potential cash out price for fractional shares .  The highest and lowest closing trading prices of our common stock in the periods from July 1, 2011 to September 30 , 2011 were $0. 14 and $0.11 , and the weighted average per share price was $0.127 during such period. The highest and lowest closing trading prices of our common stock in the periods from October 1, 2011 to December 31, 2011 were $0.14 and $0.11, and the weighted average per share price was $0.135 during such period.  The highest and lowest closing trading prices of our common stock in the periods from January 1, 2012 to February 10, 2012 were $0.13 and $0.12, and the weighted average per share price was $0.128 during such period .  Furthermore, the Board considered our stockholders’ equity, the value of our assets, book value and liquidation value of our common stock.  As of September 30, 2011, our stockholder’s equity was $3,447,565, or $.25 per share, our total assets were $ 3,782,655, or $0.28 per share, and our book value calculated as assets less liabilities was $3,447,565, or $0.25 per share .  While informative, as we longer have substantive on-going operations and third parties did not express interest in acquiring the company during the time the Board considered the asset transaction with Katun and the settlement with Xerox, those values did not reflect the estimated cash that would be available to stockholders in the form of distribution at the end of the dissolution process.  Accordingly, the Board looked at the liquidation value of the company, after making allocations for contingency reserves and estimated expenses for a three year period under the Delaware dissolution process, which it estimated at $1,964,000 or $0.14 per share.  As we have no substantive present operations, we did not deem going concern valuation to be an important consideration.   As described above, a significant factor for the determination of the cash out price was that any fractional shares would be acquired at a price comparable to prevailing market price and the projected cash amount that may be available to stockholders in the event of dissolution .  Additionally, the Reverse/Forward Stock Split will enable holders of smaller numbers of our shares of common stock to dispose of their investment without paying brokerage fees on the transactions. Based on these factors, the Board determined that payment of $0.145 for fractional shares to be fair.  The Board believes that the process that it employed to determine the price which will be received by the stockholders in lieu of fractional shares of common stock was substantively and procedurally fair.

Following the transaction, the Board believes that we and our remaining affiliated and unaffiliated stockholders will benefit from the savings in direct and indirect operating costs to us resulting from our no longer being a public company, which benefit outweighs the decreased access to information and decreased liquidity.

Based upon the information presented by management, the Board selected the Reverse Split ratio by calculating a ratio that could be used to reliably reduce our stockholders of record to less than 300.  The Board believes that in order to maximize the value of the transaction, the ratio should be high enough to achieve the stated purpose of the transaction but not be materially higher in order to minimize our cash on-hand used in connection with the Reverse/Forward Stock Split.

The Board recognizes that the transaction will result in a decrease in liquidity and a readily available market for our common stock.  However, there has not been an active market for our shares in more than two years and the Board believes that the decreased liquidity is offset by the gain to us in decreasing our public company compliance costs and the other benefits of the transaction described in this proxy statement.

One of the negative aspects of the transaction is the inability of those stockholders who are cashed out to maintain an interest in future distributions, if any.  The Board believes that this factor is outweighed by the ability of any stockholder who wishes to remain a stockholder to increase its holdings to at least 125 shares of our common stock prior to the Reverse/Forward Stock Split by purchasing shares on the open market prior to the effective date, subject to the effects, if any, of the limited trading volumes in our common stock.  The Board noted that stockholders seeking to either increase or decrease their holdings prior to the Reverse/Forward Stock Split may be unable to do so at a price they are willing to pay or accept due to the limited trading volume in our common stock.

After considering all of these factors, the Board concluded that, as a whole, the transaction is substantively fair to our unaffiliated stockholders, whether they would remain our stockholders or not, as the potential benefit of the transaction to us and our unaffiliated stockholders clearly outweighed the potential detriments and because our affiliated and unaffiliated stockholders will receive equal treatment and face the same detriments throughout and subsequent to the transaction.

Reports.  We neither requested nor received any report, opinion or appraisal from an outside adviser in connection with the Reverse/Forward Stock Split.  The Board did not believe it was necessary or advisable to seek a fairness opinion or retain an independent financial advisor because costs and time that would be consumed in doing so would exceed the benefits of a fairness opinion or financial advisor due to the relatively low total value of the fractional interests to be cashed out and the Board’s desire to terminate our public reporting requirements under the Exchange Act and deregister in a reasonable period of time. No director who is not an employee of the Company has retained an unaffiliated representative to act solely on behalf of unaffiliated security holders for purposes of negotiating the terms of the Reverse/Forward Stock Split and/or preparing a report concerning the fairness of the Reverse/Forward Stock Split.

The discussion of the information and factors set forth above and considered by the Board in making its decision is not intended to be exhaustive, but includes the material factors considered by the Board.  In view of the wide variety of factors considered in connection with the evaluation of the transaction, neither the Board nor individual directors found it useful to, nor did either it or they attempt to, quantify, rank or otherwise assign relative weight to the factors set forth above.  In addition, individual members of the Board may have given different weight to different factors.

Federal Income Tax Consequences.  The following is a summary of certain material federal income tax consequences of the Reverse/Forward Stock Split; however, this does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse/Forward Stock Split. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to stockholders who are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-split shares were, and the post-split shares will be, held as capital assets, as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). Tax treatment may vary depending upon particular facts and circumstances. Accordingly, each stockholder should consult with his or her own tax advisor concerning the effects of the Reverse/Forward Stock Split and, in particular, the manner in which the tax basis and holding period of the stockholder’s post-split shares will be determined.

The federal income tax consequences of the Reverse/Forward Stock Split for our stockholders will differ depending on the number of shares of pre-Reverse Split common stock owned and, in some cases, constructively owned by such stockholders.  Generally, each stockholder should recognize no gain or loss upon the exchange of pre-split shares for post-split shares pursuant to the Reverse/Forward Stock Split.  The receipt of cash by a stockholder instead of a fractional share will result in a taxable gain or loss to such stockholders. The amount of the taxable gain or loss to a stockholder will be determined based upon the difference between the amount of cash received by such stockholder and the portion of the basis of the pre-Reverse/Forward Stock Split of our common stock allocable to such fractional interest. The gain or loss recognized will constitute capital gain or loss and will constitute long-term capital gain or loss if the stockholder’s holding period is greater than one year as of the effective date of the

Reverse/Forward Stock Split. There are limitations on the deductibility of capital losses under the Internal Revenue Code.

The aggregate tax basis of the post-split shares received in the Reverse/Forward Stock Split (including any fraction of a post-split share deemed to have been received) will be the same as the aggregate tax basis in the pre-split shares exchanged. The holding period for the post-split shares will include the period during which the pre-split shares surrendered in the Reverse/Forward Stock Split were held.

We believe that the Reverse/Forward Stock Split will constitute a reorganization as described in Section 368(a)(1)(E) of the Code.  Accordingly, we will not recognize taxable income, gain or loss in connection with the Reverse/Forward Stock Split.

We are required to furnish to the holders of common stock, other than corporations and other exempt holders, and to the IRS, information with respect to dividends paid on the common stock.  You may be subject to backup withholding with respect to proceeds received from a disposition of the shares of common stock.  In general, backup withholding and information reporting will not apply to payment of cash in lieu of a fractional share of our common stock to a non-U.S. holder pursuant to the Reverse Stock Split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder and the applicable withholding agent does not have actual knowledge to the contrary. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the non-U.S. holder’s U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. In certain circumstances the amount of cash paid to a non-U.S. holder in lieu of a fractional share of our common stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

Vote Required.  We are required to obtain the approval of stockholders holding a majority of our outstanding shares of common stock. The proposal is not structured so that approval of at least a majority of unaffiliated stockholders is required; however, since affiliated stockholders own less than 20% of our outstanding common stock, the approval of a substantial percentage of unaffiliated stockholders is required to approve the stock split.

INFORMATION ABOUT THE MEETING

What am I voting on?  You will be voting on the following proposals:

(1)	To amend the bylaws of the Company regarding the size of the Board of Directors;
(2)	To elect the members of the Board of Directors;
(3)	To approve the dissolution of the Company pursuant to the Plan of Dissolution, substantially in the form as set forth in Appendix A attached thereto;
(4)	To effect a 1-for-125 reverse common stock split immediately followed by a 125-for-1 forward common stock split;
(5)	To ratify the selection of EisnerAmper LLP as independent registered public accounting firm for the fiscal year ending June 30, 2012;
(6)	To adjourn the meeting to solicit additional proxies; and
(7)	To transact any other business properly brought before the annual meeting or any adjournment thereof.

Who can vote?  You can vote if you were a stockholder of record of our common stock as of the close of business on the record date, [January 19, 2012], including shares held directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, as a “stockholder of record”; and held for you in an account with a broker, bank or other registered holder (which means your shares are held in “street name”).  Our common stock is the only class of voting stock, and each share of common stock is entitled to one vote.  There is no cumulative voting.  As of [January 19, 2012], we had [13,647,376] shares of common stock outstanding.

How many votes am I entitled per share?  Each holder of shares of common stock is entitled to one vote per share held as of the record date.

Who is soliciting the proxies?  The proxy is solicited on behalf of our Board of Directors.

How many shares must be present to hold the meeting?  To hold the meeting and conduct business, a majority of the shares entitled to vote as of the record date must be present in person or represented by proxy.  This is called a quorum. If there is no quorum at the opening of the meeting of stockholders, such meeting may be adjourned or postponed from time to time by the vote of a majority of the shares voting on the motion to adjourn or postpone; and, any action on the items of business described above may be considered at any time and date to which the meeting may be properly adjourned or postponed.  Your shares are counted as present at the meeting if you have properly voted by submitting a proxy card prior to the meeting, or are present and vote in person at the meeting.  Abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

How do I vote my shares at the meeting?  You may vote your shares at the meeting if you attend in person.  If you are a stockholder of record, please bring the enclosed proxy card and proof of identity.  If you hold your shares in street name, you must obtain a legal proxy from the bank, broker or other registered holder and bring proof of identity in order to vote at the meeting. A legal proxy is an authorization from your bank, broker or other registered holder to vote the shares it holds in its name. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy, so your vote will be counted if you later decide not to attend the meeting.

How do I vote my shares without attending the meeting?  If you are a stockholder of record, you may vote: (1) over the Internet, at the address shown on your proxy card; (2) by telephone, through the number shown on your proxy card; or (3) by mail, by completing, signing and returning the enclosed proxy card.  If your shares are held in street name, please refer to the information on the voting instructions forwarded to you by your bank, broker or other stockholder of record to see which voting options are available to you.

How do I vote if my shares are held in street name?  If a bank, broker or other registered holder holds your shares, you are considered the beneficial owner of shares held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your bank, broker or other registered holder, along with voting instructions.  Please follow the directions that your bank, broker or other registered holder provides.  As the beneficial owner, you have the right to direct the stockholder of record how to vote your shares, and the stockholder of record is required to vote your shares in accordance with your instructions.

Will my shares be voted if I do not provide my proxy?  If you are a stockholder of record and do not vote over the Internet or by telephone, or provide a proxy, you must attend the meeting in order to vote your shares.

What if I return my proxy card, but do not provide voting instructions?  Proxies that are signed and returned but do not contain instructions will be voted “for” the proposals, and on other matters properly brought before the meeting in accordance with the best judgment of the named proxies.

If I hold my shares in street name, will my shares be voted if I do not provide instructions?  If you hold shares in street name, your broker has discretionary authority to vote the shares on “routine” matters, such as Proposal Nos. 1, 5 and 6.  Absent your instructions, your bank, broker, or other registered holder may be permitted to vote your shares on routine matters.  When a proposal is not routine, such as Proposal Nos. 2, 3 and 4, and you do not provide voting instructions to your bank, broker, or other registered holder, they cannot vote your shares on that proposal, and your shares are counted as broker non-votes.  For routine matters, broker non-votes are counted toward determining the outcome of that proposal, and for non-routine matters, broker non-votes are treated as shares not entitled to vote.

What vote is required to approve the proposals?

Amendment to Bylaws.  For approval of this proposal, the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal is required.  You may vote “for”, “against” or “abstain” on this proposal.  Abstentions and broker non-votes will have the same effect as a vote against the proposal, but because this is a routine matter, we do not expect there to be any broker non-votes.

Election of Directors.  Directors will be elected by a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote. For each director nominee, you may either vote “for” or “withhold authority” to vote.  You may not cumulate your votes in the election of directors, and votes withheld are not counted toward a nominee’s total. Abstentions and broker non-votes will not count as votes cast and, accordingly, will have no effect on the election of directors. This means that the seven nominees who receive the largest number of “for” votes will be elected as directors.

Any director who receives more “withhold” votes than “for” votes will be required to submit a letter of resignation for consideration by the Board’s Nominating and Corporate Governance Committee. The committee would then consider all factors it deems relevant, including, without limitation, the stated reasons why stockholders withheld votes from the director, the director’s length of service, the director’s qualifications and contributions to the Company, and recommend to the Board whether to accept or reject the tendered resignation.

Plan of Dissolution.  For approval of this proposal, the affirmative vote of the majority of the issued and outstanding shares entitled to vote on the proposal is required.  You may vote “for”, “against” or “abstain” on this proposal.  Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Reverse Split.  For approval of this proposal, the affirmative vote of the majority of the issued and outstanding shares entitled to vote on the proposal is required.  You may vote “for”, “against” or “abstain” on this proposal.  Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Ratification of Accountants.  For approval of this proposal, the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal is required.  You may vote “for”, “against” or “abstain” on this proposal.  Abstentions and broker non-votes will have the same effect as a vote against the proposal, but because this is a routine matter, we do not expect there to be any broker non-votes.

Adjournment Proposal.  For approval of this proposal, the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal is required.  You may vote “for”, “against” or “abstain” on this proposal.  Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Is the approval of any proposal contingent upon the approval of another proposal?   Each of the proposals are independent of one another and not conditioned upon the approval of another proposal.  For instance, if the dissolution proposal is approved by stockholders but the stock split proposal is not, we would proceed with the dissolution process.  If the stock split proposal is not approved at the meeting, depending on the number of record holders at such time, further action may be unnecessary, and if needed to reduce the number of record holders, we may resubmit the proposal for stockholder action or we may reconsider alternative means to reduce the reduce of stockholders, including purchase of shares in the open market or self-tender offer.

How does the Board recommend that I vote?   The Board of Directors recommends that you vote “for” each of the proposals, including for each of the director nominees.  No director has informed us that he intends to oppose any proposal to be voted upon at the annual meeting.

Why is the Board of Directors recommending approval of the Reverse/Forward Stock Split?  In connection with the Plan of Dissolution, our Board of Directors determined that it was in the best interests of our stockholders to reduce expenditures and conserve cash that may be available for distribution to stockholders.

Why is the Board of Directors recommending approval of the Plan of Dissolution?  Our Board of Directors considered and reviewed numerous strategies to maintain an operating business, including entering a new business line, the acquisition of another business and the merger with another business.  Our Board of Directors determined that it was in the best interests of our stockholders to provide for the payment of outstanding creditor claims and the distribution of the balance of the Company’s remaining assets to stockholders in accordance with Delaware law.

What will happen if the Plan of Dissolution is approved? If the Plan of Dissolution is approved, we plan to file a Certificate of Dissolution with the Delaware Secretary of State, complete the liquidation of our remaining assets, satisfy our remaining obligations and make distributions to our stockholders of available liquidation proceeds. Our Board of Directors may, at any time, turn our management over to a third party to complete the liquidation of our remaining assets and distribute the available liquidation proceeds to our stockholders, pursuant to the Plan of Dissolution.

If our stockholders ratify and approve the Plan of Dissolution, what is the total amount that will be distributed to them? Assuming the proposal to dissolve is approved, we currently expect that our stockholders will only receive a distribution at some point or points in the future, as the liquidation and dissolution process progresses.  As of June 30, 2011, we had approximately $4,113,000 of cash and cash equivalents, $1,059,000 of restricted cash, and our total liabilities on our balance sheet were approximately $1,352,000.  As of September 30, 2011, we had approximately $2,634,000 of cash and cash equivalents, $1,059,000 of restricted cash, and total liabilities of approximately $335,000.  In addition to the satisfaction of our liabilities and any contingent liabilities, we have used and anticipate continuing to use cash in the next several months for a number of items, including, but not limited to, the following: ongoing operating expenses; expenses incurred in connection with extending our directors’ and officers’ insurance coverage; expenses incurred in connection with the liquidation and dissolution process; severance and related costs; and professional, legal, consulting and accounting fees.  We are unable to predict the precise nature, amount or timing of any liquidating distributions pursuant to the Plan of Dissolution.  The actual nature, amount and timing of all liquidating distributions will be determined by the Board of Directors or a trustee designated by the Board of Directors, in its sole discretion, and will depend in part upon our ability to pay and settle our remaining liabilities and obligations.

When will stockholders receive payment from our dissolution? Subject to stockholder approval of the Plan of Dissolution, we anticipate that we will make liquidating distributions as we settle outstanding claims and liquidate our remaining assets and properties. We anticipate that the majority of the liquidation proceeds will be distributed over a period of three years in accordance with Delaware law.

What will happen if the dissolution is not ratified and approved? If the Plan of Dissolution is not approved by our stockholders, the liquidation and dissolution of the Company will not occur and our Board of Directors and management will continue to explore other alternatives.  Because management and our Board of Directors believe that the Company has exhausted all reasonable and viable strategic alternatives, it is possible that the Company would cease operations, make an assignment for the benefit of creditors, turn the Company over to a third-party management company, or a combination of the foregoing. The Board of Directors may also seek including judicial relief in furtherance of winding down the Company’s affairs and making liquidating distributions.

Am I entitled to dissenters’ right of appraisal?  The actions to be acted upon at the annual meeting do not invoke dissenters’ right of appraisal.

May I change my vote, or revoke my proxy? Yes.  You may change your vote at any time before the polls close.  You may change your vote and revoke your proxy by:  (1) voting by telephone or the Internet at a later time; (2) submitting a properly signed proxy card with a later date; (3) voting in person at the meeting; or (4) sending a signed statement with a later date to that effect to Media Sciences International, Inc., Attn.:  Corporate Secretary, 203 Ridge Road, Goshen, New York 10924.

PROPOSAL NO. 1
Amendment to Bylaws

Our Board believes that size of our Board should be in correlation with our business activities and needs.  On May 2, 2000, our Board of Director adopted resolutions amending Section 1 of Article III of our bylaws to increase the number of directors from three to seven persons.  On November 8, 2005, our Board further amended our bylaws to grant our Board the flexibility to increase the board size to up to nine persons.  In light of our present operations and other proposals to be voted upon at the meeting, the Board believes the flexibility, in the Board’s discretion, to increase or decrease board size within a range of three to seven persons would be beneficial to our company, allowing for a board size to match our business needs and in the event of a decrease in board size to benefit stockholders by reducing board compensation.  Section 1 of Article II of our bylaws is proposed to be amended to the following:

“Section 1. Number. The property and business of the corporation shall be managed and controlled by its board of directors, composed of three (3) to seven (7) persons. Subject to the foregoing, the number of directors may be increased or decreased by action of the directors.  The number of directors may not be decreased below three (3) persons or increased above seven (7) persons except by amendment of these

Bylaws by the stockholders in the same manner as any other amendment to these Bylaws by the stockholders may be effected.”

The Board of Directors recommends that you vote “FOR”
the amendment to the bylaws.

PROPOSAL NO. 2
Election of Directors

Our directors are to be elected annually and to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Our Nominating Committee has recommended and the Board has proposed that the nominees listed below be elected at the annual meeting.  Each nominee , other than Denise Hawkins, is currently serving as a director and is standing for re-election.  We currently have one vacancy on the Board of Directors, ad we have nominated Denise Hawkins for election to fill such vacancy.  We know of no reason why any nominee should be unable or unwilling to serve as a director.  Each nominee has consented to being named in the proxy statement and each has agreed to serve as a director, if elected.  If for some unforeseen reason a nominee becomes unable or unwilling to serve, the proxies will be voted for a substitute nominee selected by the Board. We currently have one vacancy on the Board of Directors .

Nominees

The nominees for election to the Board this year are:

Name	Age	Position	Citizenship
Willem van Rijn	62	Director (Non-executive Chairman)	The Netherlands
Michael W. Levin	46	Director	United States
Paul C. Baker	74	Director	United States
Edwin Ruzinsky	78	Director	United States
Henry Royer	80	Director	United States
Dennis Ridgeway	62	Director	United Kingdom
Denise Hawkins	42	President, Chief Financial Officer and Secretary	United States

The business address of each of the persons named in the table above is c/o Media Sciences International, Inc., 203 Ridge Road, Goshen, New York 10924.

Business Experience of Nominees

Willem van Rijn, Director:
Willem van Rijn became a director in May 2006 and was appointed non-executive Chairman of the Board in March 2008.  Mr. van Rijn is the Chief Operating Officer of Greenpeace International, the environmental non-governmental organization based in Amsterdam.  Prior to this, Mr. van Rijn has been Senior Advisor to the founder and management committee of Capco, an international operations and technology consulting and solutions firm, from 2002 to 2008.  From 1995 to 2002, Mr. van Rijn was a Senior Partner at PricewaterhouseCoopers Consulting, and its predecessor firm Coopers & Lybrand, where he served as the Managing Partner of the Japanese financial services consulting practice from 1998 to 2002, and of the global strategy and financial risk management consulting practices from 1995 to 1998. Mr. van Rijn’s business experience includes: President of Rhode Island-based Gtech International (a division of Gtech Corporation), a provider of state and national lottery technology, outsourcing, software and professional services, from 1994 to 1995; Partner in the New York office of Coopers & Lybrand from 1990 to 1994; Partner at Bank Street Consulting Group, a management consulting firm, from 1986 to 1990; Senior Vice President in charge of international banking activities in the United States for Bank of America from 1981 to 1986; Corporate Treasurer and member of the Managing Committee for global window covering and machine tooling company Hunter Douglas NV from 1976 to 1981; and Vice President, Account Manager of large accounts for commercial banking services, based in The Netherlands, for Bank of America from 1971 to 1976.  Mr. van Rijn also currently serves on the board of Computer Horizons Corp.

Michael W. Levin, Director:
Michael W. Levin has served as a Director since June 1998, including as Chairman of the Board from June 1998 to February 2008.  He served as our Chief Executive Officer and President since June 18, 1998 until November 2010.  Before June 1998, he served as President, Treasurer, Secretary and Chairman of Media Sciences’ predecessor, Cadapult Graphic Systems Inc., which he founded in 1987 while attending Lehigh University.  From November 2010 to March 2011, he served as a consultant to Media Sciences.  In 2011, he founded Modoventure, LLC, a startup business enterprise.  In 2002, Mr. Levin was recognized in Business News New Jersey’s annual “40 under 40” issue, which profiles the state’s outstanding business leaders under the age of 40.  In 1987, Mr. Levin graduated summa cum laude from Lehigh University, receiving a Bachelor of Science Degree in Mechanical Engineering.

Paul C. Baker, Director:
Paul C. Baker has served as a Director since June 18, 1998. Mr. Baker is the chairman of the Compensation committee and also serves on the Audit committee.  From 1986 to 2000 he was President of Sherwood Partners, Inc., a venture capital and management consulting company, which he founded, that focused on developing companies with high growth potential. From 2000 to present, he has been General Partner of PCB Associates, LLC which performs similar services. Prior to 1986, Baker held various management positions during 25 years of employment with American Cyanamid Co., including President of Cyanamid’s Shulton, Inc. subsidiary from 1977 to 1979 and Group Vice President of Cyanamid from 1979 to1984. Baker graduated from Lehigh University in 1959 and 1960 with degrees in Engineering and Liberal Arts and received his MBA degree from Fairleigh Dickinson University in 1963.  Mr. Baker also currently serves on the board of Pascack Community Bank.

Edwin Ruzinsky, Director:
Mr. Ruzinsky has served as a Director since August 27, 1999.  Prior to his retirement on June 1, 1996 as a Partner in Deloitte Consulting LLC, a wholly-owned subsidiary of Deloitte & Touche LLP, he served for many years as the firm’s National Director- Media Industry Services.  He previously served Times Mirror Company as Vice President of Finance & Administration/Book Publishing Group and Parents’ Magazine Enterprises, Inc. as Chief Accounting Officer.  Mr. Ruzinsky continues serving as a member of the Pace University/ Dyson School of Liberal Arts & Sciences/Master of Science in Publishing Advisory Board.  On June 15, 2007, Mr. Ruzinsky resigned as a director of Gentis, Inc., a bioscience company, due to its recapitalization.  On March 31, 2005, Dowden Health Media, Inc. on whose board Mr. Ruzinsky served, was sold.

Henry Royer, Director:
Henry Royer has served as a Director since December 23, 1999 and is currently a member of the Audit, Compensation and the Nominating and Corporate Governance committees.  He graduated from Colorado College in 1953 with a B.A. in Money and Banking.  From 1953 to 1961 he served as a grain merchandiser for Pillsbury Mills and The Peavey Company.  From 1959 through 1965 he served on the Board of Directors and as EVP of Lehigh Sewer Pipe and Tile Company.  From 1965 through 1983 he served in many capacities with the First National Bank of Duluth (Wells Fargo) leaving as EVP to join the Merchants National Bank of Cedar Rapids (US Bank) as Chairman, President and Chief Executive Officer.  In 1994 he became President and Chief Executive Officer of the River City Bank of Sacramento, CA, retiring in 1998.  He served as an independent trustee and as President of Berthel Growth and Income Trust retiring in 2005. In 1999 he assisted in organizing and served as Chairman of the Board of the Cedar Rapids Bank and Trust and as a member of the board of QCRH, a bank holding company, retiring in 2006.  He currently serves on the boards of Physicians Total Care, Inc of Tulsa, OK, CRST International, Inc and Great Plains Casualty, Inc. of Cedar Rapids, IA.

Dennis Ridgeway, Director:
Dennis Ridgeway became a director on February 22, 2006.  From 1998 through 2005, Mr. Ridgeway served as an independent management consultant and since 2004 has also served as a board member and technical advisor for a working museum in the United Kingdom.  From 1984 to 1998, Mr. Ridgeway held various positions with Katun Corporation, an aftermarket manufacturer of components and supplies for the business equipment industry.  Headquartered in the United Kingdom, his positions included European Sales Manager, General Manager, Assistant Vice President, and Vice President of European Operations from 1994 to 1998. Prior to 1984 Mr. Ridgeway held senior management positions with Kalle Infotec the business equipment subsidiary of Hoechst AG in Europe.

Denise Hawkins, President, Chief Financial Officer and Secretary:
Denise Hawkins has served as President since July 31, 2011, as Chief Financial Officer since January 2011, and as Secretary since July 2004.  Ms. Hawkins began her employment with the company in July 2001 as the Controller, and served as the principal financial officer from 2003 to March 2006 and from May 14, 2010 to July 6, 2010, and as Vice President from February 12, 2003 to July 31, 2011.  Prior to her position at Media Sciences, Ms. Hawkins was the Controller for NFK Excavating and Construction, Inc. (2000-2001), Horizon Medical Group, PC (1998-2000) and VAC Service Corp. (1992-1998).  Ms. Hawkins also held the following positions:  Staff Accountant for Alex Goldfarb, CPA PC (1990 to 1992) and Accountant in the Accounting Services Department for the State University of New York - The College at New Paltz (1989 to 1990).  In 1990, Ms. Hawkins graduated summa cum laude from the State University of New York-The College at New Paltz with a Bachelor of Science degree in Accountancy, and in 1998, she graduated from Marist College with a Masters in Business Administration in Finance.  Ms Hawkins is a member of the American Institute of CPAs, the New Jersey State Society of Certified Public Accountants, the Institute of Management Accountants and the Society for Human Resource Management, as well as a Certified Public Accountant and a Certified Management Accountant.  Ms. Hawkins also currently serves on the board of Helping Hands Christian Pre-School as Treasurer.

The Board of Directors recommends that you vote “FOR”
the election of each of these nominees.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Corporate Governance

The Board is responsible for the control and direction of the Company.  The Board represents the Company’s stockholders and its primary purpose is to build long-term shareholder value.  Our Board from time to time evaluates and determines the best board leadership structure for our company, including committee composition.  The Board recognizes that different board leadership structures may be appropriate for companies in different situations.  The Board selects a Chairman and determines the composition of Board committees each year.  From 1998 until March 2008, we operated under the traditional U.S. board leadership structure with our Chief Executive Officer serving as Chairman of the Board, and in that period, we had only one Chief Executive Officer.  Since 1998, we have increased the number of independent directors and reduced the number of management serving on the Board.  As directors continue to have more oversight responsibilities than ever before, in 2008, our Board believed it would be beneficial to allow for the Chief Executive Officer to focus on running the company and we appointed Mr. van Rijn, one of our independent directors, to serve as Chairman of the Board.  Our governance guidelines do not require that two individuals serve in the positions of Chief Executive Officer and Chairman, nor prohibit one individual from serving in both positions.  We have Board committees comprised solely of non-employee directors and primarily of independent directors, each with a different independent director serving as chair of the committee. During fiscal 2011, each of our directors served on at least one Board committee.  We believe that the number of independent and/or experienced directors that make up our Board, along with the independent oversight of the board by the non-executive chairman, benefits our company and our shareholders.

While our Audit Committee is primarily responsibility for overseeing risk management, our entire Board is involved.  The Audit Committee receives reports from management regarding the company’s assessment of risks.  The Audit Committee reports regularly to the full Board of Directors, and the full Board also engages in periodic discussions with company officers and other management personnel as the Board may deem appropriate. In addition, each of our Board committees considers the risks within its area of responsibilities. The Audit Committee and the full Board focus on the most significant risks facing the company and the company’s general risk management strategy. While the Board oversees the company’s risk management, company management is responsible for day-to-day risk management processes.  We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.

Director Independence.   All of our directors and all members of Board committees, other than Michael W. Levin, a former officer, are independent directors.  For purposes of determining independence, we are applying the independence standards of the Nasdaq Stock Market LLC.

Code of Ethics.   We have adopted a Code of Ethics that applies to our Chief Executive Officer, Chief Financial Officer and all other executive officers.  Our Code of Ethics is publicly available on our website at www.mediasciences.com.

Board and Committee Meetings.   During fiscal 2011, the Board of Directors held eleven meetings.  During fiscal 2011, the Audit Committee met four times, the Compensation Committee met three times, and the Nominating and Corporate Governance Committee did not meet.  Each director attended more than 75% of the total meetings of the Board of Directors and of each committee on which he served.

Board Committees and Charters.   The Board has three principal committees:  Audit Committee; Compensation Committee; and Nominating and Corporate Governance Committee.  The charter of each committee can be found on our web site at www.mediasciences.com.  Members of the Board Committees are selected each year by our Board of Directors.  Selection to a committee of the Board of Directors is determined by the majority vote of the Board of Directors.  Each of these committees is comprised of at least three non-employee Board members, each of whom the Board has determined satisfies applicable Nasdaq standards for independence, except that Mr. Levin, having previously served as an executive officer of the Company within the past three years, is not deemed an independent member under Nasdaq criteria.  For fiscal 2012, we have formed a Liquidation Committee which acts under the authority of the full Board of Directors and for which there is no written charter.

Committee Membership.   Our Board determines committee composition periodically and at least on an annual basis.  Factors include experience and qualifications of Board members and the Company’s business needs.  For fiscal 2012, in light of the Company’s current operations, the Board believed it to be in the Company’s best interests, including to reduce Board compensation and costs, to have the same three members serve on all Board committees.  The following tables summarize the membership of the Board and each of its committees for fiscal 2012 and 2011.

Committee Composition - Fiscal 2012

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Liquidation Committee
Michael W. Levin	Member	Member	Member	Chairman
Paul C. Baker	Member	Chairman	Member	Member
Edwin Ruzinsky
Henry Royer
Dennis Ridgeway
Willem van Rijn	Chairman	Member	Chairman	Member

Committee Composition - Fiscal 2011

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Michael W. Levin
Paul C. Baker	Member	Chairman
Edwin Ruzinsky	Chairman		Member
Henry Royer	Member	Member	Chairman
Dennis Ridgeway		Member	Member
Willem van Rijn			Member

Audit Committee Financial Expert.   Mr. Van Rijn is the financial expert serving on our Audit Committee and he is an independent member of our Board.

Audit Committee.   The function of the Audit Committee includes reviewing internal financial information, monitoring cash flow, budget variances and credit arrangements, reviewing the audit program of Media Sciences, reviewing with Media Sciences’ independent accountants the results of all audits upon their completion, annually selecting and recommending independent accountants, overseeing the quarterly unaudited reporting process and taking such other action as may be necessary to assure the adequacy and integrity of all financial information distribution by Media Sciences. Each member of the Audit Committee, other than Mr. Levin, is independent as defined under the Nasdaq’s listing standards. The Audit Committee consists of non-employee directors whom Media Sciences has determined are free of any relationship that could influence their judgment as a committee member and are not associated with a major vendor to, or a customer of, Media Sciences.

Compensation Committee.   The function of the Compensation Committee is to make determinations concerning salaries and incentive compensation for our officers, directors, and employees, and to administer our stock-based and other compensation plans.  The Compensation Committee reviews and approves corporate goals and objectives relevant to the determination of executive compensation.  The Compensation Committee considers, among other factors, company performance and relative stockholder return, the value of similar incentive awards for senior executive officers at comparable companies, and the awards given to senior executive officers in past years.  The Compensation Committee also considers the recommendations of our Chief Executive Officer, and may ask members of management or others whose advice and counsel are relevant to the issues then being considered, but does not otherwise delegate any its authority to such persons.  The Compensation Committee may conduct or authorize surveys or studies of compensation matters to maintain our competitiveness and ability to recruit and retain highly qualified personnel.  The Compensation Committee has the sole authority to engage compensation consultants to assist in the evaluation of director, chief executive officer or senior executive compensation.  The Compensation Committee did not utilize a third-party consultant to review our director or executive compensation structure during our last two fiscal years.

Nominating and Corporate Governance Committee.   The primary function of the Nominating and Corporate Governance Committee is to identify individuals qualified to become members of the Board consistent with criteria approved by the Board, and to select, or recommend that the Board select, the director nominees for each annual meeting of stockholders or when vacancies occur. The Committee shall also develop and recommend to the Board corporate governance principles applicable to the Company and be responsible for leading the annual review of Board performance.

Nomination Process and Selection Considerations.   In seeking candidates for directors, members of our Nominating Committee may use their business, professional and personal contacts, accept the recommendations from other Board members, stockholders or management, and engage a professional search firm. Current members of the Board are considered for re-election.

The Nominating Committee assists the Board in determining the desired experience, mix of skills and other criteria and qualities appropriate for Board membership. In considering candidates to serve as directors, the Nominating Committee considers all factors it deems relevant, including, but not limited to: intelligence, high personal and professional ethics, values, integrity and sound judgment; education; business and professional skills and experience; familiarity with our business and the industry in general; independence from management; ability to devote sufficient time to Board business; commitment to regularly attend and participate in meetings of our Board and its committees; and concern for the long-term interests of the stockholders.  While our Nominating Committee deems such factors important in evaluating candidates, we do not impose any specific, minimum qualifications for director nominees.

The Nominating Committee uses such resources and information, as it deems appropriate, to evaluate each of the prospective candidates, including all submitted materials, third party references, interviews, publicly available reference items, and professional advice concerning applicable laws, rules, regulations and listing standards, as well as taking into account factors relative to the size and overall composition of the Board, such as the mix of expertise and capabilities of existing Board members, desirable skills and competencies that would enhance Board performance, and the ability of the Board as a whole to work together effectively in the best interests of our company. The process for evaluating candidates and the manner of evaluation conducted by the Nominating Committee is the same regardless of the category of person recommending the proposed candidate.

The Nominating Committee considers candidates recommended by security holders.  Stockholders who wish to recommend candidates for director in connection with our next year’s annual meeting must submit such recommendation in writing to the attention of our Corporate Secretary at our executive offices after January 1, 2012 and no later than June 30, 2012.  The communication should describe why the candidate meets the Board’s criteria described above, include the candidate’s and recommender’s names and addresses and provide biographical information about the recommended candidate that would be required if the candidate were to be nominated, and include the proposed nominee’s written consent to serve as a nominee, if nominated, and as a director, if elected.  The communication should also include the name, address, and phone number of the stockholder or group of stockholders making the recommendation, and the number of shares of common stock beneficially owned by the stockholder or group of stockholders making the recommendation, the length of time held, and to the extent any stockholder is not a registered holder of such securities, proof of such ownership.  In considering stockholder recommendations for nominees, the Nominating Committee may request additional information concerning the nominee or the applicable stockholder or stockholders. Stockholder recommendations that meet such requirements will be considered using the same criteria as other candidates by the Nominating Committee.

Liquidation Committee.   The Liquidation Committee is a special committee that acts under the authority of the Board of Directors.  Its primary function is to assist the Board in administering routine matters in connection with the dissolution proposal.

Director Attendance at Annual Stockholder Meetings.   The Board invites and encourages each director to attend annual stockholder meetings.  Directors are invited and encouraged to attend.  We did not hold an annual meeting in calendar year 2010.  Two directors attended our last annual meeting held on December 17, 2009.

Director Compensation

Fiscal 2012 Compensation Plan

For fiscal 2012 director services, we adopted a cash compensation plan at rates generally lower than prior years.  For fiscal 2012, the compensation rate is follows:  non-executive Chairman, $30,000 per year; Mr. Levin, $10,000 per month for six months and thereafter $5,000 per month through fiscal 2012; Mr. Baker, $15,000 per year; and other directors, $2,500 per year.

Name	Fees payable in cash ($)(b)	Stock awards ($)(c)	Option awards ($)(b)
Paul Baker	15,000	–	–
Dennis Ridgeway	2,500	–	–
Henry Royer	2,500	–	–
Edwin Ruzinsky	2,500	–	–
Willem van Rijn	30,000	–	–
Michael W. Levin (a)	90,000	–	–

Fiscal 2011 Compensation Plan

In connection with director services for fiscal 2011, we paid outside directors cash compensation in the aggregate amount of $254,511.  In prior years, the compensation plan consisted of cash compensation and stock-based compensation.  Due to the low trading price of our common stock and to avoid further dilution to the value of the stock, we ceased to pay stock-based compensation, which was previously paid after the fiscal year end.  For fiscal 2011 services, the non-executive Chairman received cash compensation of $45,000 and additional compensation of $75,000 in lieu of stock-based compensation, and other outside directors received cash compensation at the rate of $15,000 per year and additional compensation of $25,000 in lieu of stock-based compensation.  Chairpersons of the following committees were also paid an additional fee for their committee service: Audit $750 and Compensation $500.

Name	Fees earned or paid in cash ($)(b)	Stock awards ($)(c)	Option awards ($)(b)	All other compensation ($)	Total ($)
Paul Baker	34,750	–	–	–	34,750
Dennis Ridgeway	33,750	–	–	–	33,750
Henry Royer	33,750	–	–	–	33,750
Edwin Ruzinsky	35,250	–	–	–	35,250
Willem van Rijn	101,250	–	–	–	101,250
Michael W. Levin (a)	15,761	–	–	–	15,761

(a)	Refers to the period commencing November 2010.
(b)
Does not include compensation relating to fiscal 2010 services, payable following fiscal year end.  Subsequent to our 2010 fiscal year end, we paid $75,000 to the Chairman and $25,000 to other directors in lieu of stock-based compensation.

(c)
The aggregate number of stock awards option awards outstanding at June 30, 2011 granted as director compensation was:  Mr. Baker, 49,123 options; Mr. Ridgeway, 29,123 options; Mr. Royer, 29,123 options; Mr. Ruzinsky, 39,123 options; and, Mr. van Rijn, 60,012 options.

Communications with the Board of Directors

Our annual meeting of stockholders provides an opportunity for stockholders to ask questions of, or otherwise communicate directly with, members of the Board on appropriate matters. In addition, a stockholder wishing to communication with any of our directors regarding our company may write to the director or directors at:  Name of Director or Directors, c/o Secretary to the Board of Directors, Media Sciences International, Inc., 203 Ridge Road, Goshen, New York 10924.

Copies of written communications received at such address will be provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be inappropriate for submission to the intended recipient(s). Examples of stockholder communications that would be considered inappropriate for submission to the Board include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to our company’s business or communications that relate to improper or irrelevant topics. The independent directors of the Board review and approve the stockholder’s communication process periodically to ensure effective communication with stockholders.

OUR EXECUTIVE OFFICERS AND DIRECTORS

Each executive officer serves, in accordance with our by-laws, until the first meeting of the Board of Directors following the annual meeting of stockholders and until his or her respective successor is chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified.

The persons listed in the table below are our present directors and executive officers.

Name	Age	Position
Denise Hawkins	42	President, Chief Financial Officer and Secretary
Willem van Rijn	62	Non-Executive Chairman and Director
Michael W. Levin	46	Director
Paul C. Baker	74	Director
Edwin Ruzinsky	78	Director
Henry Royer	79	Director
Dennis Ridgeway	62	Director

The biographies of the persons named above are set forth under the heading “Proposal No. 1 – Election of Directors – Business Experience of Nominees” above.

Additional Information About Executive Officers and Directors

Our executive officers or directors are not associated with one another by family relationships.  None of our directors or officers serves or has served as a director of another reporting company within the past five years.   No person set forth above was convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors); or (ii) was a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibits activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Based solely in reliance on representations made by our officers and directors, during the past ten years, none of the following occurred with respect to such persons: (1) no petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such persons, or any partnership in which he or she was a general partner or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing; (2) no such persons were convicted in a criminal proceeding or are a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) no such persons were the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, or of any federal or state authority barring, suspending or otherwise limiting, their involvement in any type of business practice, or in securities or banking or other financial institution activities; and (4) no such persons were found by a court of competent jurisdiction in a civil action or by the SEC or by the Commodity Futures Trading Commission to have violated any federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On November 8, 2010, the Company entered into an Asset Purchase Agreement with Katun Corporation and one of its subsidiaries.  Under the terms of the agreement, Katun purchased assets used in Media Sciences’ toner business, including, inventory, fixed assets, and intangibles, including business name and trademarks, for approximately $11 million, which amount is subject to adjustment based on the value of inventory.  Of the purchase price, $1.1 million was placed in escrow for fifteen months to secure indemnification claims of up to $2 million extending up to three years from closing.  Katun also assumed the liability for all of Media Sciences’ unfulfilled purchase orders, for a defined amount for returns and allowances, and for any post-closing liabilities under all assigned customer and vendor contracts arising out of its toner business, but not for any of Media Sciences’ other liabilities.  Contemporaneously, the parties also entered into a Master Distribution Agreement by which the parties agreed that Katun will be the exclusive distributor of Media Sciences’ solid ink products for Xerox-branded color printers for a period of three years.  The distribution agreement was terminated effective April 22, 2011, with a $250,000 termination penalty credited against accounts receivable.  The parties also entered into a license agreement allowing Media Sciences and its affiliates to continue using its business name and websites for up to two years.  As part of the negotiation of the Asset Purchase Agreement with Katun, Katun demanded that Michael Levin sign a non-competition, non-solicitation and confidentiality agreement with terms that restrict certain business activities of Mr. Levin.  The Company requested that Mr. Levin sign such agreement, and to induce such signing, and in consideration thereof, Mr. Levin received $280,000.

On November 8, 2010, the Company entered into a consulting agreement with Mr. Levin. The service term was through March 31, 2011.  Subject to any restrictions placed upon Mr. Levin by future employment, Mr. Levin agreed to hold himself available to provide additional consulting services after March 31, 2011.  The compensation for the consulting term was in the amount of $150,000 and at the rate of $1,000 per day for additional consulting services.  The consulting agreement permitted Mr. Levin to enter full time employment with a third party after January 31, 2011.  Total compensation paid to Mr. Levin under this agreement was $169,000.

None of our directors or executive officers shall have his or her Common Stock cashed-out as a result of the Reverse/Forward Stock Split.  The Reverse/Forward Stock Split will nominally increase the percentage of beneficial ownership of each of our officers, directors and major stockholders as there is anticipated to be only a 0.2% decrease in our outstanding shares.

EXECUTIVE COMPENSATION

Compensation Summary

The following table summarizes the compensation we paid to our Chief Executive Officer and our next most highly compensated executive officers who served at the end of our fiscal year ended June 30, 2011 (the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position (a)	Year	Salary ($)	Stock awards ($)(1)(2)	Option awards ($)(1)(3)	Non-equity incentive plan compensation earnings ($)(4)	All other compensation ($)(5)	Total ($)
Marc D. Durand	2011	154,233	28,300	–	–	165,000	347,533
Chief Executive Officer and President	2010	126,826	13,250	–	12,825	–	152,901
Michael W. Levin	2011	90,000	–	–	–	514,557	604,557
Former Chief Executive Officer and President	2010	237,000	39,750	–	60,000	–	336,750
Denise Hawkins	2011	111,214	11,000	–	–	120,000	242,214
Chief Financial Officer	2010	90,677	13,250	9,999	19,000	–	132,926

(a)
Principal position refers to the individual’s principal office held at June 30, 2011.  Mr. Durand was appointed C.E.O. in November 2010 and resigned in July 2011 , and as of July 2011, Ms. Hawkins became the company’s President .  Mr. Levin resigned in November 2010.   With respect to Mr. Levin, this summary table does not include payments received for post-termination consulting matters or in connection with third party non-competition arrangements.

(1)
Represents the stock-based compensation recognized in the fiscal year in accordance with FASB ASC Topic 718.  Estimates of forfeitures related to service-based vesting conditions have been disregarded.  Assumptions made in the valuation of stock and option awards are discussed in Note 4 to the consolidated financial statements.  The grant date fair value of each award, adjusted for estimated forfeiture, is recognized as stock-based compensation expense in the Company’s financial statements over the service period.

(2)
On November 22, 2010, we granted to Mr. Durand 100,000 shares of common stock and to Ms. Hawkins 50,000 shares of common stock, in each case subject to vesting over four years in equal installments.  The total grant date fair values of the awards are:  $22,000 for Mr. Durand and $11,000 for Ms. Hawkins.

On April 23, 2010, we granted to Mr. Durand 15,000 shares of common stock. The total grant date fair value of the award was $6,300.

On November 20, 2009, we granted Mr. Durand and Ms. Hawkins, each, 25,000 shares of common stock, subject to vesting over three years in equal installments.  The total grant date fair value of the award is $13,250, each.

(3)
On April 23, 2010, we granted Ms. Hawkins stock options to purchase 45,000 shares of our common stock, exercisable for seven years at $0.42 per share, subject to vesting over three years at 33% per year on each anniversary of the grant.  The total grant date fair value of the award is $9,999.

(4)	Refers to amounts under an incentive based bonus structure for certain executives. See the discussion under the heading “Performance Based Bonus Compensation” for additional information.
(5)
Refers to amounts paid or payable in connection with a change of control of registrant.  Does not include the total amount of perquisites and other benefits provided, if such total amount was less than $10,000.  For fiscal 2011, for Mr. Levin, this includes $3,920 for lease of an automobile, $8,250 for a matching contribution under our 401(k) plan, and $2,387 for life insurance premiums, where the beneficiary is not the company.

In general, compensation payable to a Named Executive Officer consists of a base salary, a performance based bonus, an equity-based grant under our incentive stock plan and other benefits, which generally do not exceed $10,000 annually in the aggregate, such as 401(k) plan matching contributions and life insurance premiums, where the beneficiary is not the Company, and payment for termination or change in control circumstances.  In fiscal 2010, each Named Executive Officer agreed to accept a salary at less than his or her annual base salary rate.

Golden Parachute Compensation

The information below is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of information about compensation for each “named executive officer” of the Company that is based on or otherwise relates to an acquisition, merger, consolidation, sale or other disposition of all or substantially all assets of the company.  The Company does not have any agreements or understandings with any person that would result in compensation payable to any person upon the consummation of such types of transactions or any transactions presented in this proxy statement; however, upon the circumstance of termination of employment of Ms. Hawkins, whether by the company or voluntarily by Ms. Hawkins after July 1, 2012, she would be entitled to certain benefits, consisting of one year of life insurance, which she has the right to maintain at her own expense thereafter, and one year of health insurance benefits.

Name (a)	Cash ($)	Equity ($)	Pension/ NQDC ($)	Perequisites / Benefits ($) (b)	Tax Reimbursement ($)	Other ($)	Total ($)
Marc D. Durand	-	-	-	-	-	-	-
Michael W. Levin	-	-	-	-	-	-	-
Denise Hawkins	-	-	-	21,208	-	-	21,208

(a)
Mr. Durand resigned in July 2011.  Mr. Levin resigned in November 2010.  Since 2011, Ms. Hawkins has been the company’s sole officer, serving as principal executive officer and principal financial officer, and holding the offices of President, Chief Financial Officer and Secretary.

(b)	Represents the estimated total cash payments for one year of health insurance premiums of $20,563 and one year of term life insurance premiums of $645.

Employment Agreements and Arrangements with Named Executive Officers

The following discussion, and the discussion under the caption “Performance Based Bonus Compensation”, summarizes the material terms of the employment agreement or arrangements with Named Executive Officers.  At fiscal year end June 30, 2011, we had employment agreements, subject to at-will employment, with our Chief Executive Officer and Chief Financial Officer.  In addition to the terms described below, each of the executives are entitled to or participate in:  the Company’s stock incentive plans; reimbursement for reasonable travel and other business related expenses; health care benefits under our medical and dental insurance; and participation in any employee plan, perquisite and other benefits made available to our employees or management in general.

Marc D. Durand
On November 12, 2010, the Company agreed to a one year employment arrangement with Mr. Durand to serve as Chief Executive Officer, effective as of November 8, 2010.  Under the arrangement, he received a base salary at the rate of $165,000 per year, and was eligible for a performance bonus under a criteria determined by the Board’s Compensation Committee.  He received a restricted stock grant, on November 22, 2010, of 100,000 shares of the Company’s common stock, subject to vesting in equal increments over a four year period.  Under the arrangement, he was also entitled to receive the following benefits:  a term life insurance policy for $1,000,000, subject to reasonable insurability, during the term of employment, for which he has the right to maintain at his own expense thereafter, health care benefits under our medical and dental insurance, and four weeks’ vacation.  In the event of a “change in control” within the meaning of Treasury Regulations Section 1.409A-3(i) (5), the arrangement provided for a lump sum payment of $165,000 payable, subject to applicable law, within two weeks of the change of control and the immediate vesting of any unvested equity compensation.  If such change in control also were to result in the termination of employment, or in the case of termination without cause, he was entitled to the immediate vesting of any unvested equity compensation, to a lump sum payment of $165,000 payable, subject to applicable law, within two weeks of termination, continued life insurance for one year, for which he has the right to maintain at his own expense thereafter, and continued health insurance for one year.  Mr. Durand resigned effective July 31, 2011.

In addition to the awards described above, Mr. Durand also received the following equity-based awards during our last two completed fiscal years:  (1) on November 20, 2009, a restricted stock award of 25,000 shares, subject to vesting in equal installments on November 20, 2010, 2011 and 2012; (2) on April 23, 2010, a stock award of 15,000 shares of common stock, which vested on October 23, 2010.

Denise Hawkins
On November 12, 2010, the Company agreed to a one year employment arrangement with Ms. Hawkins to serve as Chief Financial Officer, effective as of November 8, 2010.  Under the arrangement, she was entitled to a base salary at the rate of $120,000 per year, and was eligible for a performance bonus under a criteria, correlated to free cash flow, to be determined by the Board’s Compensation Committee.  She received a restricted stock grant, on November 22, 2010, of 50,000 shares of the Company’s common stock, subject to vesting in equal increments over a four year period.  She was also entitled to receive the following fringe benefits:  a term life insurance policy for $1,000,000, subject to reasonable insurability, during the term of employment, which she has the right to maintain at her own expense thereafter, health care benefits under our medical and dental insurance, and four weeks’ vacation.  In the event of a “change in control” within the meaning of Treasury Regulations Section 1.409A-3(i)(5), she was entitled to a lump sum payment of $120,000 payable, subject to applicable law, within two weeks of the change of control and the immediate vesting of any unvested equity compensation.  If such change in control also results in the termination of employment, she was also entitled to continued life insurance for one year, which she has the right to maintain at her own expense thereafter, and continued health insurance for one year.

On May 18, 2011, Ms. Hawkins’ employment term was extended to June 30, 2012 under the following terms and conditions.  She is entitled to a base salary at the rate of $120,000 per year, a retention cash bonus of $10,000 provided she continues to serve through June 30, 2012, and the following fringe benefits:  a term life insurance policy for $1,000,000, subject to reasonable insurability, during the term of employment, health care benefits under our medical and dental insurance, and four weeks’ vacation (based on a 52 week work year).  Upon termination of employment or the expiration of the employment term, she is entitled to continued life insurance for one year, which she has the right to maintain at her own expense thereafter, and continued health insurance for one year.

Effective July 31, 2011, she assumed the office of President.  Effective July 1, 2012, Ms. Hawkins’ employment is to be on an at-will basis with a base salary at the rate of $5,000 per month.  She is entitled to a term life insurance policy for $1,000,000, subject to reasonable insurability, and health care benefits under our medical and dental insurance.  Upon termination of employment, she will be entitled to continued life insurance for one year, which she has the right to maintain at her own expense thereafter, and continued health insurance for one year.

In addition to the awards described above, Ms. Hawkins also received the following equity-based awards during our last two completed fiscal years:  (1) on November 2009, she received a restricted stock award of 25,000 shares of common stock, subject to a three year vesting period; and (2) on April 2010, she received a stock option grant of 45,000 shares of common stock, subject to a three year vesting period and exercisable for seven years from grant at $0.42 per share.

Performance Based Bonus Compensation

From year to year, our Compensation Committee may establish certain performance criteria for our Named Executive Officers, based on factors and criteria as the Compensation Committee may deem relevant.

For our 2011 fiscal year, we did not have a performance based cash bonus compensation plan in effect.  For our 2010 fiscal year, we had in effect a performance based cash bonus compensation plan for certain executive officers.  In fiscal 2010, for Mr. Levin the potential cash bonus was $200,000, of which 33% was based on individualized performance goals (“Individual Performance Bonus”), and 67% determined wholly upon attaining earnings per share criteria determined by the Board (“EPS Bonus”).  For the other Named Executive Officers, the potential cash bonus was up to 40% of the officer’s base salary, of which approximately 50% was based on the Individual Performance Bonus criteria, and 50% on the EPS Bonus criteria.  Bonuses are paid after the fiscal year end.

The following table summarizes the payout structure under the fiscal year 2010 bonus structure.  The EPS Bonus was to be earned if our Company’s earnings per share equaled or exceeded a minimum level established by the Compensation Committee.  The EPS Bonus range set forth in the table assumed the achievement of the minimum targeted level and up to 100% of the targeted goal.  If the minimum level was not achieved, no EPS Bonus was earned.  If the minimum level is achieved or exceeded, the amount of the EPS Bonus was based upon the level of earnings per share achieved by the Company.  If the maximum targeted goal was exceeded, the EPS Bonus payable could exceed the EPS Bonus potential set forth in the table below.  Factors in determining the Individual Performance Bonus includes matters such as achieving specified leadership initiatives, and the achievement of certain strategic and business goals including, but not limited to, customer growth, new product development, information technology upgrades, manufacturing efficiencies and corporate compliance goals.

	Fiscal 2010 Bonus Potential			Fiscal 2010 Bonus Earned
Name	EPS Bonus ($)	Individual Performance Bonus ($)	Total Bonus ($)	EPS Bonus ($)	Individual Performance Bonus ($)	Total Bonus ($)
Marc D. Durand	13,500 – 27,000	0 – 13,500	27,000	0	12,825	12,825
Denise Hawkins	14,328 –33,431	0 – 14,327	33,431	0	19,000	19,000
Michael W. Levin	67,000 – 134,000	0 – 66,000	200,000	0	60,000	60,000

Outstanding Equity Awards at 2011 Fiscal Year End

The following table sets forth information concerning outstanding option and stock awards held by the Named Executive Officers as at June 30, 2011.

	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(a)
Marc D. Durand (1)	46,768	–	3.62	04-21-2015	–	–
Denise Hawkins (2)	20,000	–	1.91	01-12-2015	–	–
Denise Hawkins (3)	32,013	–	2.00	07-08-2013	–	–
Denise Hawkins (4)	10,002	–	1.70	07-16-2011	–	–
Michael Levin (5)	75,073	–	2.00	07-08-2013	–	–

(a)
The amounts in this column reflect the fair market value of outstanding restricted stock awards for the named executive officers using the closing price on June 30, 2011 of $0.13, the last trading day of our common stock in fiscal 2011.

(1)	Granted April 21, 2008.
(2)	Granted January 12, 2005.
(3)	Granted July 8, 2008.
(4)	Granted July 16, 2001.
(5)	Granted July 8, 2008.

Incentive Stock Plans

The Company’s equity incentive program is a broad-based, long-term retention program that is intended to attract and retain qualified management and technical employees, and align stockholder and employee interests.  The equity incentive program consists of three plans:  the Company's 1998 Incentive Plan; the Company’s 2006 Stock Incentive Plan; and the Company’s 2009 Stock Incentive Plan.  Under these plans, non-employee directors, officers, key employees, consultants and all other employees may be granted options to purchase shares of our stock, restricted stock units and other types of equity awards.  The stock options, which may be “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, entitle the holder to purchase shares of the Company’s common stock for up to ten years from the date of grant, and up to five years for persons owning more than 10% of the total combined voting power of the Company, at a price not less than the fair market value of the common stock on the drat of grant, and not less than 110% of fair market value for persons owning more than

10% of the combined voting power of the Company.  Vesting periods, if any, are determined by the Board of Directors.  The outstanding option grants vest over periods not exceeding five years.  Stock awards may be granted with varying service-based vesting requirements.

Under the Company’s 1998 plan, 1,000,000 common shares were authorized for issuance through awards of options or other equity instruments.  On June 17, 2008, the Company’s 1998 Plan expired, and therefore no further awards may be made under the plan.  As of June 30, 2011, under the 1998 plan, we had issued 206,069 shares pursuant to exercised option awards and 117,316 shares pursuant to stock awards, and had outstanding options to purchase 201,400 shares, exercisable for up to ten years at prices of $0.50 to $6.30 per share.

Under the Company’s 2006 plan, 1,000,000 common shares are authorized for issuance through awards of options or other equity instruments.  As of June 30, 2011, we had issued 423,940 shares pursuant to stock awards, and had outstanding options to purchase 292,599 common shares, exercisable for up to seven years from grant at prices of $1.85 to $5.65 per share.  As of June 30, 2011, 283,461 shares remained available for future issuance under the 2006 plan.

Under the Company’s 2009 plan, 1,250,000 common shares are authorized for issuance through awards of options or other equity instruments.  As of June 30, 2011, under the 2009 plan, we had issued 145,002 shares pursuant to exercised option awards and 917,000 shares pursuant to stock awards.  As of June 30, 2011, 187,998 shares remained available for future issuance under the 2009 plan.

Employee Profit Sharing Plan

We have a tax-qualified employee paired profit sharing plan. The 401(k) plan covers all of our employees that have been employed for at least six months and meet other age and eligibility requirements. Under the 401(k) plan, employees may choose to reduce their current compensation by up to 15% each year and have that amount contributed to the 401(k) plan. We make matching contributions equal to 25% of the employee’s contribution. In our discretion, we may contribute unmatched contributions. The 401(k) plan qualifies under Section 401 of the Internal Revenue Code, so that we can deduct contributions by employees or by us. Employee contributions to the 401(k) plan are fully vested at all times, and our contributions, if any, vest at the rate of 25% after two years and after two years at the rate of 25% a year until fully vested.  We also maintain a defined contribution plan for our eligible UK employees.  The U.K. plan is 100% Company funded.  Our contributions to these plans totaled $38,000 in fiscal 2011 and $47,000 in fiscal 2010.

EQUITY COMPENSATION PLAN INFORMATION

The following table set forth outstanding securities authorized for issuance under equity compensation plans as of June 30, 2011.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by securities holders	493,999	$3.23	471,459
Equity compensation plans not approved by security holders	–	–	–
Total	493,999	$3.23	471,459

Plans in the Shareholder Approved Category

Our equity incentive program is a broad-based, long-term retention program that is intended to attract and retain qualified management and technical employees, and align stockholder and employee interests.  The equity incentive program consists of three plans, our 1998 Incentive Plan, our 2006 Stock Incentive Plan and our 2009 Stock Incentive Stock Plan.  Under each of the plans, non-employee directors, officers, key employees, consultants and all other employees may be granted options to purchase shares of our stock, stock units and other types of equity awards.  Collectively, the plans have provided for the issuance of up to 3,250,000 shares of common stock.  As of

June 30, 2011, under the 1998 plan, we had issued 206,069 shares pursuant to exercised option awards and 117,316 shares pursuant to stock awards, and had outstanding options to purchase 201,400 shares, exercisable for up to ten years at prices of $0.50 to $6.30 per share.  On June 17, 2008, the 1998 plan expired and no new awards can be made under it.  As of June 30, 2011, under the 2006 plan, we had issued 423,940 shares pursuant to stock awards, and had outstanding options to purchase 292,599 common shares, exercisable for up to seven years from grant at prices of $1.85 to $5.65 per share.  As of June 30, 2011, 283,461 shares remained available for future issuance under the 2006 plan.  As of June 30, 2011, under the 2009 plan, we had issued 145,002 shares pursuant to exercised option awards and 917,000 shares pursuant to stock awards.  As of June 30, 2011, 187,998 shares remained available for future issuance under the 2009 plan.

STOCK OWNERSHIP

The tables below sets forth, as of [January 19, 2012], the shares of our common stock beneficially owned by: each of our directors; each of our Named Executive Officers; all of our officers, including all Named Executive Officers, and directors as a group; and each person known to us to be the beneficial owner of more than 5% of our common stock.  This information was determined in accordance with Rule 13(d)-3 under the Securities Exchange Act of 1934, and is based upon the information provided by the persons listed below.  All persons named in the tables, unless otherwise noted in the footnotes, have the sole voting and dispositive power with respect to common stock that they beneficially own.  Beneficial ownership of common stock that are acquirable within 60 days upon the exercise of stock options are listed separately.  For purposes hereof, for each named person, restricted stock awards that are subject to vesting are included being beneficially owned, and the calculation of percent of class gives effect to those restricted shares and those shares acquirable within 60 days.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Owner		Additional Shares Acquirable Within 60 days		Percent of Class
Officers and Directors
Denise Hawkins	123,657		36,007	(a)	1.2
Marc Durand	140,000		0		1.0
Michael W. Levin	1,371,450	(b)	75,073	(c)	10.5
Paul Baker	152,667	(d)	44,123	(e)	1.4
Dennis Ridgeway	61,938		29,123	(f)	*
Henry Royer	62,667	(g)	29,123	(h)	*
Edwin Ruzinsky	92,667		34,123	(i)	*
Willem van Rijn	174,000		60,012	(j)	1.7
All officers and directors as a group (8 persons)	2,179,046		307,584		17.8
5% Security Holders
Ana Partners LP (k)	770,306		0		5.6
Smith Street Capital Management, LLC (l)	986,319		0		7.2

*	Represents less than 1%.
(1)	The address of each of the persons named in the table, unless otherwise indicated, is c/o Media Sciences International, Inc., 203 Ridge Road, Goshen, New York 10924.
(a)	Refers to shares acquirable upon exercise of the following option grants: 20,000 shares at $1.91 per share until January 12, 2015; and 16,007 shares at $2.00 per share until July 8, 2013.
(b)	Includes 120,000 shares owned by his minor children and 8,000 shares owned by his spouse.
(c)	Refers to shares underlying options granted on July 8, 2008 exercisable at $2.20 per share until July 8, 2013.
(d)	Includes 12,500 shares beneficially owned by spouse.
(e)
Refers to shares acquirable upon exercise of the following option grants:  5,000 shares at $0.65 per share until September 24, 2012; 5,000 shares at $0.85 per share until February 10, 2014; 5,000 shares at $1.45 per share until December 17, 2014; 10,000 shares at $2.71 per share until January 30, 2016; 10,000 shares at $6.30 per share until December 14, 2016; and 9,123 shares at $5.65 per share until October 10, 2014.

(f)
Refers to shares acquirable upon the exercise of the following option grants:  10,000 shares at $3.38 per share until February 26, 2016; 10,000 shares at $6.30 per share until December 14, 2016; and 9,123 shares at $5.65 per share until October 10, 2014.

(g)	Does not include 50,000 shares held by Heffernen 1966 Trust B, a trust controlled by Mr. Royer’s spouse. Mr. Royer disclaims beneficial ownership of such shares.

(h)
Refers to shares acquirable upon the exercise of the following option grants:  10,000 shares at $2.71 per share until January 30, 2016; 10,000 shares at $6.30 per share until December 14, 2016; and 9,123 shares at $5.65 per share until October 10, 2014.

(i)
Refers to shares acquirable upon exercise of the following option grants:  5,000 shares at $1.45 per share until December 17, 2014; 10,000 shares at $2.71 per share until January 30, 2016; 10,000 shares at $6.30 per share until December 14, 2016; and 9,123 shares at $5.65 per share until October 10, 2014.

(j)
Refers to shares acquirable upon the exercise of the following option grants:  10,000 shares at $4.09 per share until May 2, 2016; 10,000 shares at $6.30 per share until December 14, 2016; 9,123 shares at $5.65 per share until October 10, 2014; and 30,889 shares at $3.50 per share until March 1, 2015.

(k)
Its address is Six Landmark Square, Suite 441, Stamford, CT 06901.  Its management company is Ana Capital Management LLC (“ACM”) and its general partner is Ana GP LLC (AGP”).  Robert H. Fields and Brian C. Courville are the managing members of ACM and AGP, and they are the persons with voting and dispositive powers over the shares.

(l)
Its address is 2101 Smith Street, Suite 200, Houston, TX 77002.  Six Landmark Square, Suite 441, Stamford, CT 06901.   Smith Street Capital Management, LLC (“Smith Street”) is manager to an unidentified private pooled investment vehicle.  George Levan, as a principal of Smith Street, and Duncan C. Frearson, as a principal of Smith Street, are the persons with voting and dispositive powers over the shares.

Changes in Control

We do not have any arrangements that may result in a change in control.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors, and persons who beneficially own more than ten percent of our common stock to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock.  Such persons are also required by Securities and Exchange Commission regulations to furnish us with copies of all such Section 16(a) forms filed by such person.  Based solely on a review of the copies of such reports furnished to us during and in connection with our fiscal year ended June 30, 2011, we are not aware of any material delinquencies in the filing of such reports.

PRICE RANGE OF COMMON STOCK AND DIVIDENDS

Our common stock is quoted on the OTCQB market tier of OTC Markets Group Inc. under the symbol “MSII”.  The following table sets forth, for the periods indicated, the high and low closing sale prices for a share of our common stock, as reported by Nasdaq.

Fiscal Year	Quarter Ended	High	Low
2010	September 30, 2009	$0.65	$0.33
	December 31, 2009	$0.60	$0.35
	March 31, 2010	$0.55	$0.34
	June 30, 2010	$0.70	$0.29
2011	September 30, 2010	$0.37	$0.10
	December 31, 2010	$0.34	$0.15
	March 31, 2011	$0.34	$0.21
	June 30, 2011	$0.55	$0.11
2012	September 30, 2011	$0.14	$0.11
	December 31, 2011	$0.15	$0.11
	From January 1, 2012 to February 15, 2012	$0.14	$0.11

We have never declared any cash dividends on our common stock, other than a one-time special cash distribution of $0.39 per share paid to stockholders on June 9, 2011.  Future cash dividends on the common stock, if any, will be at the discretion of our Board of Directors.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board of Directors.  Management of the Company has the primary responsibility for the Company’s financial reporting process, principles and internal controls as well as preparation of its financial statements.  The Company’s independent registered public accounting firm, EisnerAmper LLP, is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States.

The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended June 30, 2011 with management and the independent registered public accounting firm.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from EisnerAmper LLP required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.  The Audit Committee has concluded that EisnerAmper LLP is independent from the Company and its management.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s    Annual Report on Form 10-K for the fiscal year ended June 30, 2011 for filing with the Securities and Exchange Commission.

Dated: October 12, 2011	Members of the Audit Committee Willem van Rijn Michael W. Levin Paul C. Baker

PROPOSAL NO. 3
Approval of the Plan of Dissolution

General

Our Board of Directors is presenting the Plan of Dissolution for approval by our stockholders.  On May 18, 2011, our Board of Directors approved, subject to stockholder approval, the Plan of Dissolution. A copy of the Plan of Dissolution is attached as Appendix A to this proxy statement.  The material features of the Plan of Dissolution are summarized below. We encourage you to read the Plan of Dissolution in its entirety.

Background and Reasons for the Plan of Dissolution

Our management, with the participation of our Board of Directors, evaluates our business prospects on a periodic basis.  In August 2010, based on a report by management regarding our financial position and prospects, we began to consider alternative business strategies, including the sale of our toner business, the sale of our solid ink business, seeking additional funding and workforce reduction.  In November 2010, we sold our toner business line.  Subsequently, we settled our litigation with Xerox.  In 2011, we exited our ink business line.  As a result, we currently have no substantive operations.

On May 18, 2011, our Board of Directors held a meeting for the purpose of considering the Plan of Dissolution and other alternatives available to us, upon receiving information concerning our cash position and financial forecast. Management presented its analysis of the available alternatives to liquidation and the net assets that management believed would be available for distribution to the stockholders pursuant to the Plan of Dissolution. After lengthy discussions and after consideration of our financial position and the strategic alternatives available to us, our Board of Directors adopted the Plan of Dissolution and approved our dissolution, subject to stockholder approval. Our Board of Directors concluded that the Plan of Dissolution and our liquidation and dissolution were advisable and in the best interests of the Company and its stockholders.

Our Board of Directors approved the Plan of Dissolution after evaluating strategic alternative including entering a new business line, the acquisition of another business, or the merger with another business.  Our Board of Directors concluded that our dissolution and liquidation would have the highest probability of returning the greatest value to our stockholders as compared to our other available strategic alternatives.  In the course of reaching that determination and recommendation, in its deliberations our Board of Directors considered a number of potentially supportive factors including:

•	the distribution of maximum cash to our stockholders in the quickest period of time;
•	the ability of our stockholders to apply tax basis to distributions in connection with the liquidation;
•	the poor long-term performance of most precedent public shell merger transactions; and
•
the reduced cost of implementing the Plan of Dissolution, coupled with the termination of our registration and reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), compared to the cost of operating a scaled down public company or an alternative public shell merger transaction.

In view of the wide variety of factors considered in connection with its evaluation of the Plan of Dissolution and the complexity of these matters, our Board of Directors did not quantify or otherwise attempt to assign relative weights to the various factors considered in reaching its determination. In considering the factors described above, individual members of our Board of Directors may have given different weight to different factors. After taking into account factors including set forth above, the members of our Board of Directors agreed that the benefits of the liquidation and dissolution outweigh the risks.

Certain Risk Factors to be Considered by Stockholders in Deciding Whether to Approve the Plan of Dissolution

There are many factors that our stockholders should consider when deciding whether to vote to approve the Plan of Dissolution. Such factors include those risk factors set forth below. You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to approve the proposal described in this proxy statement.

•	We cannot assure you of the exact amount, if any, or timing of any distribution to our stockholders under the Plan of Dissolution.
•	If our stockholders vote against the Plan of Dissolution, it would be very difficult for us to continue our business operations.
•	We will continue to incur claims, liabilities and expenses that will reduce the amount available for distribution out of the liquidation to stockholders.
•	The payment of liquidation distributions, if any, to our stockholders could be delayed.
•
If we fail to create an adequate contingency reserve for payment of our expenses and liabilities, each stockholder receiving liquidating distributions could be held liable for payment to our creditors of his, her or its pro rata share of amounts owed to creditors in excess of the contingency reserve, up to the amount actually distributed to such stockholder in dissolution.

•
Our stock transfer books will close on the date we file the Certificate of Dissolution with the Delaware Secretary of State, after which it will not be possible for stockholders to publicly trade our stock.

•	We will continue to incur the expenses of complying with public company reporting requirements.
•	Our Board of Directors may at any time turn management of the liquidation of the Company over to a third party, and some or all of our directors may resign from our board at that time.

•	If we decide to use a liquidating trust, interests of our stockholders in such a trust may not be transferable.
•
Tax treatment of any liquidating distributions may vary from stockholder to stockholder, and the discussions in this proxy statement regarding such tax treatment are general in nature. You should consult your own tax advisor instead of relying on the discussions of tax treatment in this proxy for tax advice.

Our Activities Following the Adoption of the Plan

If our stockholders approve the Plan of Dissolution, we intend to wind up our business affairs, and distribute pro rata in one or more liquidating distributions all of our remaining assets to our stockholders.  Our activities will be limited to matters such as:

•	filing a Certificate of Dissolution with the Secretary of State of the State of Delaware;
•	paying our creditors;
•	terminating any of our remaining commercial agreements, relationships or outstanding obligations;
•	establishing a contingency reserve for payment of our expenses and liabilities;
•	preparing to make distributions to our stockholders;
•	complying with the Securities and Exchange Commission reporting requirements, as necessary; and
•	completing tax filings.

Following approval of the Plan of Dissolution by our stockholders, a Certificate of Dissolution will be filed with the Secretary of State of Delaware dissolving the Company. Our dissolution will become effective, in accordance with the Delaware General Corporation Law, upon proper filing of the Certificate of Dissolution with the Secretary of State or upon such later date as may be specified in the Certificate of Dissolution. Pursuant to the Delaware General Corporation Law, we will continue to exist for three years after the dissolution becomes effective or for such longer period as the Delaware Court of Chancery shall direct, for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against us, and enabling us gradually to settle and close our business, to dispose of and convey our property, to discharge our liabilities and to distribute to our stockholders any remaining assets, but not for the purpose of continuing the business for which we were organized.

If the Plan of Dissolution is approved, we will distribute pro rata to our stockholders, in cash or in-kind, or sell or otherwise dispose of, all of our property and assets. The liquidation is expected to commence as soon as practicable after approval of the Plan of Dissolution by our stockholders, and to be concluded prior to the third anniversary thereof, or such later date as required by Delaware law, by a final liquidating distribution either directly to our stockholders or to one or more liquidating trusts. Any sales of our assets will be made on such terms as are approved by the Board of Directors. It is not anticipated that any further votes of our stockholders will be solicited with respect to the approval of the specific terms of any particular sales of assets approved by the Board of Directors.

The Plan of Dissolution provides that the Board of Directors will liquidate our assets in accordance with applicable provisions of the Delaware General Corporation Law.  Without limiting the flexibility of the Board of Directors, the Board of Directors may, at its option, instruct our officers to follow the procedures set forth in Sections 280 and 281 of the Delaware General Corporation Law.  Notwithstanding the foregoing, the Company shall not be required to follow the procedures set forth in Sections 280 and 281(a), and the Board of Directors may, at it option, instruct the Company to follow the procedures set forth in Section 281(b) of the Delaware General Corporation Law, or such other procedures as it may deem appropriate.

Delaware law provides that, following the approval of the Plan of Dissolution by our stockholders, the Board of Directors may take such actions as it deems necessary in furtherance of the dissolution of the Company and the winding up of its operations and affairs.

Modification or Abandonment of Plan

Under the Plan of Dissolution, to the extent permitted by the Delaware General Corporation Law, the Board of Directors may modify, amend or abandon the plan, notwithstanding stockholder approval.

Non-Cash Assets

As of June 30, 2011, we did not have significant non-cash assets.  The Plan of Dissolution contemplates the sale of all of our remaining non-cash assets. The Plan of Dissolution does not specify the manner in which we may sell our remaining assets. Sales of our assets will be made on such terms as are approved by the Board of Directors in its sole discretion. It is not anticipated that any further stockholder votes will be solicited with respect to the approval of the specific terms of any particular sales of assets approved by the Board of Directors.

Liquidating Distributions; Nature; Amount; Timing

The Board of Directors is currently unable to predict the precise nature, amount or timing of any liquidating distributions pursuant to the Plan of Dissolution. The actual nature, amount and timing of all liquidating distributions will be determined by the Board of Directors or a trustee designated by the Board of Directors, in its sole discretion, and will depend in part upon our ability to convert our remaining assets into cash and pay and settle our remaining liabilities and obligations. Although the Board of Directors has not established a firm timetable for payment of liquidating distributions, the Board of Directors intends, subject to contingencies inherent in winding up our business, to make such distributions as promptly as practicable and periodically as we convert our remaining assets to cash and satisfy our remaining obligations.  We intend that any liquidating distributions to the stockholders will be in the form of cash. Liquidating distributions will be made to stockholders according to their holdings of our common stock as of a final record date, which shall be the date on which we close our stock transfer books and discontinue recording transfers of our common stock except for transfers by will, intestate succession or operation of law. Subject to the provisions of Delaware law, we expect to conclude the liquidation prior to the third anniversary of the filing of the Certificate of Dissolution with the Secretary of State of Delaware by a final liquidating distribution.

In lieu of satisfying all of our liabilities and obligations prior to making liquidating distributions to our stockholders, we may instead reserve assets deemed by management and the Board of Directors to be adequate to provide for such liabilities and obligations.

Uncertainties as to the ultimate amount of our liabilities make it impracticable to predict the aggregate net value ultimately distributable to stockholders. Claims, liabilities and expenses from operations, including operating costs, salaries, income taxes, payroll and local taxes, legal, accounting and consulting fees and miscellaneous office expenses, although currently declining, will continue to be incurred following stockholder approval of the Plan of Dissolution. Certain professional fees, such as legal expenses and the fees of outside financial advisors have recently increased, however, as a result of the liquidation process. These expenses will reduce the amount of assets available for ultimate distribution to stockholders, and, while a precise estimate of those expenses cannot currently be made, management and the Board of Directors believe that available cash and amounts received on the sale of assets will be adequate to provide for our obligations, liabilities and expenses and to make cash distributions to stockholders. However, no assurances can be given that available cash will be adequate to provide for our obligations, liabilities and expenses and to make cash distributions to stockholders. If such available cash is not adequate to provide for our obligations, liabilities and expenses, distributions of cash to our stockholders will be reduced and could be eliminated.

We anticipate that, following the approval of the Plan of Dissolution, our principal activities will be winding down our operations. Our President is scheduled to remain in office until June 30, 2012.  In that regard, we anticipate terminating the employment of our remaining salaried employees approximately 30 days after the approval of the Plan of Dissolution.

We may distribute the balance of our available cash from time to time through one or more liquidating distributions. As of June 30, 2011, we had approximately $4.1 million of cash and cash equivalents, $1.0 million of restricted cash, and our total liabilities on our balance sheet were approximately $1.4 million.  As of September 30, 2011, we had approximately $2.6 million of cash and cash equivalents, $1.0 million of restricted cash, and total liabilities of approximately $0.3 million.  In addition to the satisfaction of liabilities, we have used and anticipate continuing to use cash in the next several months for a number of items, including, but not limited to, the following: ongoing operating expenses; expenses incurred in connection with extending our directors’ and officers’ insurance coverage;

expenses incurred in connection with the liquidation and dissolution; severance payments and related costs; and professional, legal, consulting and accounting fees.

Based on our current projections of operating expenses and costs associated with the dissolution process, we currently estimate that we will have approximately $1,900,000 to $2,400,000 available for distribution.  The following describes management’s current estimate of outlays as of the date of this proxy statement. Our independent registered public accounting firm has not performed any procedures with respect to the information in the following table and, accordingly, does not express any form of assurance on that information. The following estimates are not guarantees and they do not reflect the total range of possible outcomes. The following assumes that the Plan of Dissolution is timely approved at the scheduled annual meeting and that we will complete the sale of our assets and our liquidation and dissolution by June 30, 2014 .

Cash balance at June 30, 2011	$3,693,000
Salaries and related benefits	279,000
Other operating expenses	430 ,000
Payment of accounts payable and accrued expenses as of December 31 , 2011	185 ,000
Facility lease termination costs	12,000
Contingency reserve	489,000
Legal fees	181,000
Accounting fees	153,000

Estimated cash to distribute to stockholders	1,964,000
Shares outstanding	13,647,376
Estimated per share distribution	$0.14

Notwithstanding the foregoing, the actual amount available for distribution could be substantially less if there are additional claims by Katun Corporation under indemnification provisions contained in the Asset Purchase Agreement between the companies, if we discover additional liabilities or claims, or if we incur unexpected or greater than expected expenses, or the actual amount available for distribution could be greater if we incur less expenses than expected or if indemnification claims are less than currently projected.

Contingent Liabilities; Contingency Reserve

Under the Delaware General Corporation Law, we are required, in connection with our dissolution, to pay or provide for payment of all of our liabilities and obligations. Following the approval of the Plan of Dissolution by our stockholders, we will pay all expenses and fixed and other known liabilities, or set aside as a contingency reserve, cash and other assets which we believe to be adequate for payment thereof. We are currently unable to estimate with precision the amount of any contingency reserve that may be required, but any such amount (in addition to any cash contributed to a liquidating trust, if one is utilized) will be deducted before the determination of amounts available for distribution to stockholders.

The actual amount of the contingency reserve will be based upon estimates and opinions of management and the Board of Directors and derived from consultations with outside experts and a review of our estimated operating expenses and future estimated liabilities, including, without limitation, anticipated compensation payments, estimated legal, accounting and consulting fees, payroll and other taxes payable, miscellaneous office expenses, and expenses accrued in our financial statements. There can be no assurance that the contingency reserve will be sufficient. We have not made any specific provision for an increase in the amount of the contingency reserve. Subsequent to the establishment of the contingency reserve, we will distribute to our stockholders any portions of the contingency reserve that we deem no longer to be required. After the liabilities, expenses and obligations for which the contingency reserve is established have been satisfied in full, we will distribute to our stockholders any remaining portion of the contingency reserve.

Under the Delaware General Corporation Law, in the event we fail to create an adequate contingency reserve for payment of our expenses and liabilities, or should such contingency reserve and the assets held by the liquidating trust or trusts be exceeded by the amount ultimately found payable in respect of expenses and liabilities, each stockholder could be held liable for the repayment to creditors out of the amounts theretofore received by such stockholder from us or from the liquidating trust or trusts of such stockholder’s pro rata share of such excess.

If we were held by a court to have failed to make adequate provision for our expenses and liabilities or if the amount ultimately required to be paid in respect of such liabilities exceeded the amount available from the contingency reserve and the assets of the liquidating trust or trusts, a creditor of ours could seek an injunction against the making of liquidating distributions under the Plan of Dissolution on the grounds that the amounts to be distributed were needed to provide for the payment of our expenses and liabilities. Any such action could delay or substantially diminish the cash distributions to be made to stockholders and/or interest holders under the Plan of Dissolution.

Liquidating Trust

If deemed necessary, appropriate or desirable by the Board of Directors for any reason, we may, from time to time, transfer any of our unsold assets to one or more liquidating trusts, or other structure we deem appropriate, established for the benefit of our stockholders, which property would thereafter be sold or distributed on terms approved by its trustee(s). The Board of Directors and management may determine to transfer assets to a liquidating trust in circumstances where the nature of an asset is not susceptible to distribution (for example, interests in intangibles) or where the Board of Directors determines that it would not be in the best interests of us and our stockholders for such assets to be distributed directly to the stockholders at such time. If all of our assets (other than the contingency reserve) are not sold or distributed prior to the third anniversary of the effectiveness of the dissolution, we must transfer in final distribution such remaining assets to a liquidating trust. The Board of Directors may also elect in its discretion to transfer the contingency reserve, if any, to such a liquidating trust.

The purpose of a liquidating trust would be to distribute such property or to sell such property on terms satisfactory to the liquidating trustee(s), and distribute the proceeds of such sale after paying our liabilities, if any, assumed by the trust, to our stockholders, based on their proportionate ownership interest in the trust. Any liquidating trust acquiring all of our unsold assets will assume all of our liabilities and obligations and will be obligated to pay any of our expenses and liabilities that remain unsatisfied. If the contingency reserve transferred to the liquidating trust is exhausted, such expenses and liabilities will be satisfied out of the liquidating trust’s other unsold assets.

The Plan of Dissolution authorizes the Board of Directors to appoint one or more individuals, who may include persons who are also officers or directors of the Company, or entities to act as trustee or trustees of the liquidating trust or trusts and to cause us to enter into a liquidating trust agreement or agreements with such trustee or trustees on such terms and conditions as may be approved by the Board of Directors. It is anticipated that the Board of Directors will select such trustee or trustees on the basis of the experience of such individual or entity in administering and disposing of assets and discharging liabilities of the kind to be held by the liquidating trust or trusts and the ability of such individual or entity to serve the best interests of our stockholders.

The trust would be evidenced by a trust agreement between us and the trustees. Pursuant to the trust agreement, the trust property would be transferred to the trustees immediately prior to the distribution of interests in the trust to our stockholders, to be held in trust for the benefit of the stockholder beneficiaries subject to the terms of the trust agreement. It is anticipated that the interests would be evidenced only by the records of the trust, there would be no certificates or other tangible evidence of such interests and no holder of our common stock would be required to pay any cash or other consideration for the interests to be received in the distribution or to surrender or exchange shares of our common stock in order to receive the interests.

Final Record Date

We intend to close our stock transfer books and discontinue recording transfers of shares of our common stock on the final record date, and thereafter certificates representing shares of our common stock will not be assignable or transferable on our books except by will, intestate succession or operation of law. After the final record date, we will not issue any new stock certificates, other than replacement certificates. It is anticipated that no further trading of our shares will occur on or after the final record date.

All liquidating distributions from us or a liquidating trust on or after the final record date will be made to stockholders according to their holdings of common stock as of the final record date. Subsequent to the final record date, we may at our election require stockholders to surrender certificates representing their shares of common stock in order to receive subsequent distributions. Stockholders should not forward their stock certificates before receiving instructions to do so. If surrender of stock certificates should be required, all distributions otherwise payable by us or the liquidating trust, if any, to stockholders who have not surrendered their stock certificates may be held in trust for such stockholders, without interest, until the surrender of their certificates (subject to escheat pursuant to the laws relating to unclaimed property). If a stockholder’s certificate evidencing the common stock has been lost, stolen or destroyed, the stockholder may be required to furnish us with satisfactory evidence of the loss, theft or destruction thereof, together with a surety bond or other indemnity, as a condition to the receipt of any distribution.

After closing of our transfer books, our stockholders will not be able to transfer their shares. It is anticipated that the interests in a liquidating trust or trusts will not be transferable, although no determination has yet been made. Such determination will be made by the Board of Directors and management prior to the transfer of unsold assets to the liquidating trust and will be based on, among other things, the Board of Directors’ and management’s estimate of the value of the assets being transferred to the liquidating trust or trusts, tax matters and the impact of compliance with applicable securities laws. The costs of compliance with such requirements would reduce the amount which otherwise could be distributed to interest holders. Even if transferable, the interests are not expected to be listed on a national securities exchange, and the extent of any trading market therein cannot be predicted. Moreover, the interests may not be accepted by commercial lenders as security for loans as readily as more conventional securities with established trading markets. As stockholders will be deemed to have received a liquidating distribution equal to their pro rata share of the value of the net assets distributed to an entity which is treated as a liquidating trust for tax purposes, the distribution of non-transferable interests could result in tax liability to the interest holders without their being readily able to realize the value of such interests to pay such taxes or otherwise.

Reporting Requirements

Whether or not the Plan of Dissolution is ratified and approved, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, even though compliance with such reporting requirements is economically burdensome. If the Plan of Dissolution is ratified and approved, in order to curtail expenses, we will, after filing our Certificate of Dissolution, seek relief from the Securities and Exchange Commission from the reporting requirements under the Exchange Act. We anticipate that, if such relief is granted, we would continue to file current reports on Form 8-K to disclose material events relating to our liquidation and dissolution along with any other reports that the Securities and Exchange Commission might require.

Regulatory Approvals

No United States Federal or state regulatory requirements must be complied with or approvals obtained in connection with the liquidation.

Interests of Certain Directors and Executive Officers in Approval of the Plan of Dissolution

Certain of our directors and executive officers may have interests in the liquidation and dissolution of the Company that are different from yours.

Executive officers and members of our Board of Directors own an aggregate of 2,179,046 shares of the Company’s common stock as of [January 19, 2012].  Their holdings are reflected in the section entitled “Stock Ownership” of this proxy statement.  In the event of distributions, they would be entitled to cash distributions based on their ownership of shares of the Company’s common stock.  The amounts of such distributions are not readily determinable as they are dependent upon the amount of consideration received for such assets. Each member of the Board of Directors has indicated his or her intention to vote his or her shares FOR the proposal to approve the Plan of Dissolution.

Following the filing of the Certificate of Dissolution with the Delaware Secretary of State, we will continue to indemnify each of our current and former directors and officers to the extent required under Delaware law and our Certificate of Incorporation and Bylaws as in effect immediately prior to the filing of the Certificate of Dissolution. In addition, we intend to maintain our current directors’ and officers’ insurance policy through the dissolution of the

Company and to obtain runoff coverage for claims against our current officers and directors for an additional six years thereafter.

If the dissolution is approved, our Board of Directors may, at any time, turn our management over to a third party to complete the liquidation of our remaining assets and distribute the proceeds from the sale of assets to our stockholders pursuant to the Plan of Dissolution. This third-party management may be in the form of a liquidating trust, which, if adopted, would succeed to all of our assets, liabilities and obligations. Our Board of Directors may appoint one or more of its members or one or more of our officers to act as trustee or trustees of such liquidating trust. In the event a board member or officer is appointed to act as a trustee or trustees of the liquidating trust, we expect that the compensation paid to such individual or individuals for their trustee services would not be materially different from the compensation that would be paid to an outside third party, such as a bank, for similar services.

As a result of these benefits, our directors and executive officers generally could be more likely to vote to approve the Plan of Dissolution, including the liquidation and dissolution of the Company contemplated thereby, than our other stockholders.

Other than as set forth above, it is not currently anticipated that our liquidation and dissolution will result in any material benefit to any of our executive officers or to directors who participated in the vote to adopt the Plan of Dissolution.

Material United States Federal Income Tax Consequences of Our Dissolution and Liquidation

The following discussion is a general summary of the material United States Federal income tax consequences affecting our stockholders that are anticipated to result from the receipt of distributions pursuant to our dissolution and liquidation. This discussion does not purport to be a complete analysis of all the potential tax effects. Moreover, the discussion does not address the tax consequences that may be relevant to particular categories of our stockholders subject to special treatment under certain Federal income tax laws (such as dealers in securities, banks, insurance companies, tax-exempt organizations, regulated investment companies, foreign individuals and entities, and persons who acquired their Media Sciences stock upon exercise of stock options or in other compensatory transactions). It also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction. The discussion is based upon the Internal Revenue Code of 1986, as amended, Treasury Regulations, Internal Revenue Service rulings, and judicial decisions now in effect, all of which are subject to change at any time; any such changes may be applied retroactively. Distributions pursuant to the Plan of Dissolution may occur at various times and in more than one tax year. No assurance can be given that the tax treatment described herein will remain unchanged at the time of such distributions. The following discussion has no binding effect on the Internal Revenue Service or the courts and assumes that we will liquidate in accordance with the Plan of Dissolution in all material respects.

No ruling has been requested from the Internal Revenue Service with respect to the anticipated tax consequences of the Plan of Dissolution, and we will not seek an opinion of counsel with respect to the anticipated tax consequences. If any of the anticipated tax consequences described herein prove to be incorrect, the result could be increased taxation at the corporate and/or stockholder level, thus reducing the benefit to us and our stockholders from the liquidation. Tax considerations applicable to particular stockholders may vary with and be contingent on the stockholder’s individual circumstances.

Federal Income Taxation of Media Sciences. After the approval of the Plan of Dissolution and until the liquidation is completed, we will continue to be subject to Federal income taxation on our taxable income, if any, such as interest income, gain from the sale of our assets or income from operations. We will recognize gain or loss with respect to the sale of our assets in an amount equal to the fair market value of the consideration received for each asset over our adjusted tax basis in the asset sold. In addition, although we currently do not intend to make distributions of property other than cash, in the event of a distribution of property, we may recognize gain upon such distribution of property. We will be treated as if we had sold any such distributed property to the distributee-stockholder for its fair market value on the date of the distribution. Management believes that we have sufficient usable net operating losses to offset any income or gain recognized by us.

Federal Income Taxation of our Stockholders. Amounts received by stockholders pursuant to the Plan of Dissolution will be applied against and reduce a stockholder’s tax basis in his, her or its shares of stock. Gain will be recognized as a result of a liquidating distribution to the extent that the aggregate value of the distribution and any prior liquidating distributions received by a stockholder with respect to a share exceeds his or her tax basis for that share. If we make more than one liquidating distribution, each liquidating distribution will be allocated proportionately to each share of stock owned by a stockholder. Any loss will generally be recognized only when the final distribution from us has been received and then only if the aggregate value of all liquidating distributions with respect to a share is less than the stockholder’s tax basis for that share. Gain or loss recognized by a stockholder will be capital gain or loss provided the shares are held as capital assets, and will be long term capital gain or loss if the stock has been held for more than one year.

Although we currently do not intend to make distributions of property other than cash, in the event of a distribution of property, the stockholder’s tax basis in such property immediately after the distribution will be the fair market value of such property at the time of distribution.

After the close of our taxable year, we will provide stockholders and the Internal Revenue Service with a statement of the amount of cash distributed to our stockholders and our best estimate as to the value of any property distributed to them during that year. There is no assurance that the Internal Revenue Service will not challenge our valuation of any property. As a result of such a challenge, the amount of gain or loss recognized by stockholders might be changed. Distributions of property other than cash to stockholders could result in tax liability to any given stockholder exceeding the amount of cash received, requiring the stockholder to meet the tax obligations from other sources or by selling all or a portion of the assets received.

If a stockholder is required to satisfy any liability of ours not fully covered by our contingency reserve, payments by stockholders in satisfaction of such liabilities would generally produce a capital loss, which, in the hands of individual stockholders, could not be carried back to prior years to offset capital gains realized from liquidating distributions in those years.

Liquidating Trusts. If we transfer assets to a liquidating trust or trusts, we intend to structure such trust or trusts so that stockholders will be treated for tax purposes as having received their pro rata share of the property transferred to the liquidating trust or trusts, reduced by the amount of known liabilities assumed by the liquidating trust or trusts or to which the property transferred is subject. Assets transferred to a liquidating trust will cause the stockholder to be treated in the same manner for Federal income tax purposes as if the stockholder had received a distribution directly from us. The liquidating trust or trusts themselves will not be subject to Federal income tax. After formation of the liquidating trust or trusts, the stockholders must take into account for Federal income tax purposes their allocable portion of any income, gain or loss recognized by the liquidating trust or trusts. As a result of the transfer of property to the liquidating trust or trusts and the ongoing operations of the liquidating trust or trusts, stockholders should be aware that they may be subject to tax, whether or not they have received any actual distributions from the liquidating trust or trusts with which to pay such tax.

The tax consequences of the Plan of Dissolution may vary depending upon the particular circumstances of the stockholder. We recommend that each stockholder consult its own tax advisor regarding the Federal income tax consequences of the Plan of Dissolution as well as the state, local and foreign tax consequences.

Estimates

The methods used by the Board of Directors and management in estimating the values of our assets are inexact and may not approximate values actually realized. The Board of Directors’ assessment assumes that estimates of our liabilities and operating costs are accurate, but those estimates are subject to numerous uncertainties beyond our control and also do not reflect any contingent or immature liabilities that may materialize or mature. For all these reasons, actual net proceeds distributed to stockholders in liquidation may be significantly less than the estimated amount discussed in this proxy statement. Moreover, no assurance can be given that any amounts to be received by our stockholders in liquidation will equal or exceed the price or prices at which our common stock has recently traded or may trade in the future.

The Board of Directors recommends a vote “FOR”
the approval and adoption of the Plan of Dissolution.

PRO FORMA FINANCIAL INFORMATION

Pro forma financial information for the dissolution proposal is set forth below.

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED PRO FORMA LIQUIDATION CONSOLIDATED BALANCE SHEET
December 31, 2011

	Balances	Liquidation Plan Adjustment Range		Note	Pro Forma after Liquidation
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	2,184,287	(70,284)	(2,184,287)	1	2,114,003	-
Restricted cash held in escrow account	1,003,839	(1,003,839)		2	-	-
Prepaid expenses and other current assets	19,349	(19,349)		3	-	-
Assets of discontinued operations	23,975	(23,975)		4	-	-
Total Current Assets	3,231,450	(1,117,447)	(3,231,450)		2,114,003	-

PROPERTY AND EQUIPMENT, NET	834	(834)		5	-	-

OTHER ASSETS	7,000	(7,000)		6	-	-

TOTAL ASSETS	3,239,284	(1,125,281)	(3,239,284)		2,114,003	-

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	25,230	(25,230)		7	-	-
Accrued compensation and benefits	11,603	(11,603)		8	-	-
Other accrued expenses and current liabilities	41,704	(41,704)		9	-	-
Income tax payable	850	(850)		10	-	-
Liabilities of discontinued operations	144,795	(144,795)		11	-	-
Total Current Liabilities	224,182	(224,182)			-	-

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
Preferred Stock, $.001 par value authorized 5,000,000; none issued	-
Common Stock, $.001 par value; Authorized 25,000,000; issued and outstanding, respectively, 13,647,376 and 13,647,376	13,647				13,647	13,647
Additional paid-in capital	8,387,136				8,387,136	8,387,136
Accumulated other comprehensive income	12,842				12,842	12,842
Accumulated deficit	(5,398,523)	(901,099)	(2,184,287)		(6,299,622)	(7,582,810)
Total Shareholders' Equity	3,015,102	(901,099)	(3,015,102)		2,114,003	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	3,239,284	(1,125,281)	(3,239,284)		2,114,003	-

Note 1 - Changes in Cash and Cash equivalents is as follows:

Description:

Cash and cash equivalents
Release of cash in escrow (Note 2)	1,003,839	1,003,839
Other assets (Note 7)	7,000	7,000
Trade Accounts payable (Note 8)	(25,230)	(25,230)
Accrued compensation and benefits (Note 9)	(11,603)	(11,603)
Payment of other accrued expenses (Note 10)	(41,704)	(41,704)
Income taxes payable (Note11)	(850)	(850)
Liabilities of discontinued operations (Note 12)	(144,795)	(144,795)
Wind down expenses:
Payment of severance and other
personnel related expense	(203,314)	(203,314)
Payment of insurance, professional
fees, technology and other contingencies	(653,627)	(2,767,630)
Total impact on cash post closing	(70,284)	(2,184,287)

Note 2 - Cash in escrow
Cash in escrow is released at the end of the contractual period.

Note 3 - Prepaid expenses and other current assets
These prepayments are expensed in support of wind down activities

Note 4 - Assets of discontinued operations
These amounts will be expensed in support of wind down activities

Note 5 - Property & equipment, net
Substantially all property and equipment will have a zero book value and a negligible fair value at liquidation

Note 6 - Other assets
Other assets will be liquidated as closure

Note 7 - Accounts payable
These trade accounts payable will be paid as they become due.

Note 8 - Accrued compensation and benefits
Amounts owed at the date of closure will be paid.

Note 9 - Payment of other accrued expenses
Amounts still owed at the date of closure will be paid.

Note 10 - Income tax payable
Amounts due will be paid as become due.

Note 11 - Liabilities of discontinued operations
Amounts will be paid in support of wind down activities as become due.

PROPOSAL NO. 4
Approval of Reverse Stock Split Followed by Forward Stock Split

General

This proposal is to be read in connection with the information set forth under the caption “Special Factors” which includes additional information about the background, reason and purposes of the Reverse/Forward Stock Split, the effects of the Reverse/Forward Stock Split, tax consequences, and other factors and considerations.

On November 3, 2011, the board of directors adopted resolutions declaring that amendments to our certificate of incorporation to effect a 1-for 125 reverse stock split (“Reverse Stock Split”) followed by a 125-for-1 forward stock split (“Forward Stock Split”) (together the Reverse Stock Split and the Forward Stock Split may be referred to as the “Reverse/Forward Stock Split”), as described below, were advisable and directing that a proposal to approve the Reverse/Forward Stock Split be submitted to the holders of our common stock for their approval.

The forms of the proposed amendments to the Company’s certificate of incorporation to effect the Reverse/Forward Stock Split are attached to this proxy statement as Appendix B.  If approved by our stockholders, the Reverse/Forward Stock Split would permit, but not require, the board of directors to effect a reverse and forward stock splits of our common stock at any time prior to June 30, 2012. The board of directors reserves its right to elect to abandon the Reverse/Forward Stock Split, if it determines that the Reverse/Forward Stock Split is no longer in the best interests of the Company and its stockholders. The Reverse/Forward Stock Split, if approved by our stockholders, would become effective upon the filing of certificates of amendment to our certificate of incorporation with the Secretary of State of the State of Delaware. The exact timing of such filing will be determined by the board of directors based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders, taking into account administrative matters to implement the stock splits and whether an election is made not to proceed with the stock splits.

The number of shares of common stock issued and outstanding will therefore be reduced, depending upon the split ratio determined by the board of directors. We anticipate that the number of stockholders will be reduced by approximately 209, and approximately the number of outstanding shares will be reduced by approximately 18,451 pre-split shares.

To avoid the existence of fractional shares of our common stock, stockholders of record who own less than 125 shares and would otherwise hold fractional shares as a result of the Reverse Stock Split will be entitled to receive cash, at $0.145 per share, without interest , and subject to applicable withholding taxes, in lieu of such fractional shares.  Such cash payment will be at prevailing market price (based on a ten day average closing price) immediately prior to the reverse split.  The fractional shares acquired will be retired and returned to the status of authorized but unissued shares of Common Stock.  Stockholders of record who own 125 or more shares will not have their fractional shares resulting from the Reverse Stock Split cashed out and the total number of shares held by such holders will not change following the Reverse/Forward Stock Split.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the reduce the costs associated with our reporting requirements as a public company and to reduce the number of stockholders so that the Company may be eligible to terminate the registration of our common stock under the Securities Exchange Act of 1934, as amended.

There can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Stock Split and Forward Stock Split will adjust in proportion to the reduction and increase in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse/Forward Stock Split may be lower than the total market capitalization before the Reverse/Forward Stock Split.

Upon the Reverse/Forward Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse/Forward Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse/Forward Stock Split and making payment for fractional shares. If a stockholder holds shares of our common stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.  If a stockholder holds registered shares in book-entry form with the transfer agent, they will be sent a transmittal letter by our transfer agent after the effective date and will need to return a properly completed and duly executed transmittal letter in order to receive any cash payment in lieu of fractional shares or any other distributions, if any, that may be declared and payable to holders of record following the Reverse Stock Split.

We do not intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we do not expect to issue certificates representing fractional shares.  Stockholders of record who hold less than 125 shares before the Reverse Stock Split will be entitled to receive cash, without interest and subject to applicable withholding taxes, in lieu of such fractional shares from our agent , and the fractional shares acquired will be retired and returned to the status of authorized but unissued shares of common stock .  Such stockholder will receive a check as soon as practicable after the effective date and after the stockholder has submitted an executed transmittal letter and surrendered the stockholder’s pre-split stock certificate (s).  If a stockholder holds shares of our common stock with a bank, broker, custodian or other nominee, those stockholders should contact their bank, broker, custodian or other nominee for information on the treatment and processing of fractional shares by their bank, broker, custodian or other nominee. By signing and cashing the check, stockholders will warrant that they owned the shares of common stock for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws. Stockholders will not be entitled to receive interest for the period of time between the effective date and the date payment is received.

Upon effectiveness of the Reverse/Forward Stock Split, if you are the record holder of at least 125 shares of our Common Stock, the number of shares of Common Stock that you hold will not change, and you will not receive any cash payments.  You will be required to take any action, including exchanging or returning any existing stock certificates, which will continue to evidence ownership of the same number of shares as set forth currently on the face of the certificates.  You may choose, however, to surrender your old pre-split stock certificates and obtain new stock certificates representing your post-split shares.  A letter of transmittal will be provided to you containing instructions on how a stockholder should surrender his, her or its certificate(s) in order to obtain new post-split stock certificates.

Accounting Matters

The par value of our common stock would remain unchanged at $0.001 per share after the Reverse/Forward Stock Split. Also, our capital account would remain unchanged, and we do not anticipate that any other accounting consequences would arise as a result of the Reverse/Forward Stock Split.

Financial Matters

We will bear all the costs of the Reverse/Forward Stock Split and related fees and expenses which will be paid out of cash on-hand.  We estimate approximately $11,000 in expenditures will be incurred in connection with the stock split, consisting of $3,000 in payment for fractional shares, $5,000 in legal fees, $2,000 in solicitation and printing costs, and $1,000 in related costs and expenses, such as new stock certificates.

Business After Stock Split

We expect our business and operations to continue as they are currently being conducted and, except as disclosed in this proxy statement, the Reverse/Forward Stock Split is not anticipated to have any effect upon the conduct of our business.  We plan, subsequent to the consummation of the Reverse/Forward Stock Split, to become a privately held company upon termination the registration of our common stock under the Exchange Act.  Upon the filing of a Form 15 with the Commission, our duty to file periodic reports under Section 13(a) of the Act will be suspended immediately.  Within 90 days of filing the Form 15, the registration of our Common Stock under the Exchange Act will terminate and, upon such termination, we will no longer have to comply with the Exchange Act’s other reporting requirements, such as the stock ownership reporting requirements and “short swing profit” trading restrictions under Section 16 of the Exchange Act.  Among other things, these changes will allow us to realize time and cost savings from not having to comply with the requirements of the Exchange Act.

Approvals

Other than approval by our Board and stockholders of the Reverse/Forward Stock Split Amendments, no regulatory approval is required.

The Board of Directors recommends a vote “FOR”
the stock split.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Current and Former Accounting Firms

EisnerAmper LLP audited our financial statements for the fiscal years ended June 30, 2011 and 2010.  Amper, Politziner & Mattia, LLP audited our financial statements for the fiscal years ended June 30, 2009 and 2008.

On August 16, 2010, the Company was notified that Amper, Politziner and Mattia, LLP combined its practice with that of Eisner LLP and the name of the combined practice operates under the name EisnerAmper LLP.  On August 16, 2010, Amper, Politziner & Mattia, LLP resigned as the independent registered public accounting firm of the Company, and the Audit Committee of the Company’s Board of Directors engaged EisnerAmper LLP to serve as the Company’s new independent registered public accounting firm.

During the Company’s fiscal years ended June 30, 2009 and 2008 and the subsequent period through the date of engagement of EisnerAmper LLP, neither the Company nor anyone on its behalf consulted with Eisner regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The audit reports of Amper on the (consolidated) financial statements of the Company as of and for the years ended June 30, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company’s (consolidated) financial statements for the fiscal years ended June 30, 2009 and 2008 and the subsequent period up through the date of resignation, there were (i) no disagreements between the Company and Amper on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Amper, would have caused Amper to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years or for any reporting period since the Company’s last fiscal year end, and (ii) no reportable events within the meaning set forth in item 304(a)(1)(v) of Regulation S-K.

The Company provided Amper a copy of the disclosures it made in a Current Report on Form 8-K prior to the time the report was filed with the Securities and Exchange Commission.  The Company requested that Amper furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Amper agrees with the Company’s statements made therein insofar as they related to Amper.  A copy of Amper’s letter dated August 17, 2010 was filed as Exhibit 16.1 to the Form 8-K report.

Principal Accountant Fees and Services

Audit Fees.   Fees for audit services provided by EisnerAmper, LLP our principal independent registered public accounting firm, for the years ended June 30, 2011 and 2010 were $177,700 and $105,000, respectively.  Fees for audit services provided by Amper, Politziner & Mattia, LLP, for the year ended June 30, 2010 were $45,149.  Audit fees consist of the aggregate fees billed for the audits of our annual financial statements, reviews of our interim financial statements, and services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees.   Fees for audit-related services provided by EisnerAmper, LLP during the years ended June 30, 2011 and 2010 were $0.  Fees for audit-related services provided by Amper, Politziner & Mattia, LLP during the year ended June 30, 2010 were $0.  Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements outside of those fees disclosed above under the caption Audit Fees.

Tax Fees.   Fees for tax services provided by EisnerAmper, LLP for the years ended June 30, 2011 and 2010 were $37,898 and $0, respectively.  Fees for tax services provided by Amper, Politziner & Mattia, LLP during the fiscal year ended June 30, 2010 were $18,135.  Tax fees consist of fees billed for tax compliance, tax advice, and tax planning.

All Other Fees.   There were no other fees billed for services by EisnerAmper, LLP or Amper, Politziner & Mattia, LLP for the fiscal years ended June 30, 2011 and 2010.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services, including non-audit services, performed by the independent registered public accounting firm.  The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services.  As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence. Unless the specific service has been pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it.  All services performed in our 2011 and 2010 fiscal years were pre-approved.

PROPOSAL NO. 5
Ratify Selection of Independent Registered Public Accounting Firm

The Audit Committee has appointed, and is requesting ratification by the stockholders of the appointment of, the registered public accounting firm of EisnerAmper LLP to serve as independent auditors for the fiscal year ending June 30, 2012.

A representative of EisnerAmper LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if the representative desires to speak, and is expected to be available to respond to appropriate questions of stockholders.

Although stockholder action in this matter is not required, the Board believes that it is appropriate to seek stockholder ratification of this appointment in light of the critical role played by independent registered public accounting firm in maintaining the integrity of our financial controls and reporting.  If our stockholders fail to ratify the appointment, the Board will reconsider the selection.  Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year, if the Board determines that such a change would be in the best interests of Media Sciences International and our stockholders.

The Board of Directors recommends a vote “FOR”
the ratification of the selection of EisnerAmper LLP

PROPOSAL NO. 6
Adjourment Proposal

The adjournment proposal allows the Company's Board of Directors or its Chairman, in their discretion, to adjourn or postpone the meeting for further solicitation of proxies, if there are not sufficient votes at the originally scheduled time of the meeting to approve the dissolution proposal.

If an adjournment proposal is presented at the meeting and is not approved by the stockholders, the Company's Board of Directors may not be able to adjourn the meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the meeting to approve the dissolution. In such event, the Company will not be able to dissolve and liquidate.

The Board of Directors recommends a vote “FOR”
the approval of the adjournment proposal.

ADDITIONAL INFORMATION

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to us in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy materials for our next year’s annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, we must receive the written proposal no later than [October 3, 2012].  The submission of a stockholder proposal does not guarantee that it will be included in our next year’s proxy statement.  There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal for inclusion in company-sponsored proxy materials is referred to Rule 14a-8.  Stockholder proposals submitted outside the processes of Rule 14a-8 stockholder for presentation at next year’s annual meeting must be received no later than [December 18, 2012] to be considered timely.  In the event that we hold our next year’s annual meeting of stockholders more than 30 days before or after the one-year anniversary date of this year’s annual meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible quarterly report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders.  We did not receive any stockholder proposals in connection with this year’s meeting and proxy statement. All proposals must be submitted in writing to the attention of our Corporate Secretary at our executive offices at:  Media Sciences International, Inc., 203 Ridge Road, Goshen, New York 10924.  Such proposals should be submitted to us by certified mail, return receipt requested.

Expenses of Proxy Solicitation

We pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes in connection with the annual meeting.  If you choose to vote over the internet or by telephone, you are responsible for internet access or telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.  We will also use the proxy solicitation services of Continental Stock Transfer and Trust Company in the distribution of proxy materials, and Morrow & Co., LLC will assist in the solicitation of proxies by personal interview, mail, telephone and electronic communications.  We will pay Continental and Morrow a fee that is not expected to exceed $15,000 plus out-of-pocket expenses for their proxy solicitation services, and we will reimburse for payments made to brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

Financial Statements

Our annual report on Form 10-K for the year ended June 30, 2011 (the “Annual Report”), including our financial statements as of and for the years then ended June 30, 2011 and 2010, and our quarterly report for the period ended December 31 , 2011 , are set forth in Appendix C and the information therein are a part of this proxy statement and incorporated herein by reference.

Pro forma financial information for the stock split proposal is not presented since the stock split will not have any material effect on our financial condition or the results of our operations.

Annual Report

We will mail without charge, upon written request, a copy of our Annual Report, including the financial statements, schedules, and list of exhibits.  Requests should be sent to:  Attn.:  Investor Relations, Media Sciences International, Inc., 203 Ridge Road, Goshen, New York 10924.  Such request must set forth a good-faith representation that the requesting party was either a holder of our common stock on the record date.  Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees. The Form 10-K is also available through the Securities and Exchange Commission’s World Wide Web site (www.sec.gov).

Householding of Proxy Materials

Stockholders who have the same mailing address and last name may have received a notice that your household will receive only one annual report and proxy statement.  This practice, commonly referred to as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs.  A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice, from us or from your bank, broker or other registered holder, that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.  A number of banks, brokers and other registered holders with account holders who are our stockholders household our proxy materials. If you hold your shares in street name, and no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report in the future, or currently receive multiple copies of the proxy materials and would like to request householding, please notify your bank, broker or other registered holder.  If you are a holder of record, and no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report in the future, or currently receive multiple copies of the proxy materials and would like to request householding, please notify our Investor Relations Department.  Any stockholder residing at a shared address to which a single copy of the proxy materials was delivered who wishes to receive a separate copy of our annual report or proxy statement may contact our Investor Relations Department, and we will deliver those documents to such stockholder promptly upon receiving the request.  You can reach our Investor Relations Department at:  Attn.: Investor Relations, Media Sciences International, Inc., 203 Ridge Road, Goshen, New York 10924, tel: (201) 677-9311.

Other Action at Meeting

Our Board knows of no other matters, except the proposals in this proxy statement, for stockholder action at the annual meeting.  If any other items or matters properly come before the meeting, or any adjournments or postponements, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

By order of the Board of Directors

/s/ Denise Hawkins
Denise Hawkins, Secretary
Goshen, New York
[February 1, 2012]

Appendix A

PLAN OF DISSOLUTION
OF
MEDIA SCIENCES INTERNATIONAL, INC.

This Plan of Dissolution (the “Plan”) is intended to accomplish the complete liquidation and dissolution of Media Sciences International, Inc., a Delaware corporation (the “Company”), in accordance with the Delaware General Corporation Law (the “DGCL”) and Sections 331 and 336 of the Internal Revenue Code of 1986, as amended (the “Code”), as follows:

1.           The Board of Directors of the Company (the “Board of Directors”) has adopted this Plan and called a meeting (the “Meeting”) of the Company’s Stockholders (the “Stockholders”) to take action on the Plan, including the dissolution of the Company, and to ratify the Company’s actions taken to date on the Plan.  If Stockholders holding a majority of the Company’s outstanding common stock (the “Common Stock”), vote for the dissolution of the Company and adoption of this Plan at the Meeting, the Plan shall constitute the adopted Plan of the Company as of the date of the Meeting, or such later date on which the Stockholders may approve the Plan if the Meeting is adjourned to a later date (the “Adoption Date”).

2.           After the Adoption Date, the Company shall not engage in any business activities except to the extent necessary to preserve the value of its assets, wind up its business and affairs, and distribute its assets in accordance with this Plan.  Unless abandoned, no later than thirty (30) days following the Adoption Date, the Company shall file Form 966 with the Internal Revenue Service.

3.           From and after the Adoption Date, the Company shall:

(a)           file with the Secretary of State of the State of Delaware a certificate of dissolution (the “Certificate of Dissolution”) in accordance with the DGCL;

(b)           determine whether and when to (i) transfer the Company’s property and assets (other than cash, cash equivalents and accounts receivable) to a liquidating trust (established pursuant to Section 7 hereof), or (ii) sell, exchange or otherwise dispose of assets (other than cash and cash equivalents) in one or more transactions to any person or persons for consideration and upon terms and conditions deemed by the Board of Directors, in its absolute discretion, to be in the best interests of the Company and Stockholders.  In connection with such sale, exchange or other disposition, the Company shall collect or make provision for the collection of all accounts receivable, debts, and other claims owing to the Company;

(c)           make payment or provision for the payment of all debts and liabilities of the Company, including all expenses of the sale of its assets and of the liquidation and dissolution provided for in the Plan, and contingent, conditional, unmatured or unknown claims, in accordance with the DGCL;

(d)           wind up its business activities and withdraw the Company from any jurisdiction in which it is qualified to do business; and

(e)           distribute all of its remaining assets, if any, pro-rata to its Stockholders in one or a series of distributions.

4.           The Board of Directors will liquidate the Company’s assets in accordance with any applicable provision of the DGCL.  Without limiting the flexibility of the Board of Directors, the Board of Directors may, at its option, instruct the officers of the Company to follow the procedures set forth in Sections 280 and 281(a) of the DGCL.  Notwithstanding the foregoing, the Company shall not be required to follow the procedures set forth in Sections 280 and 281(a) of the DGCL, and the Board of Directors may, at it option, instruct the Company to follow the procedures set forth in Section 281(b) of the DGCL.

5.           The distributions to the Stockholders pursuant to Section 3, 6 and 7 hereof shall be in exchange for the complete cancellation of all of the outstanding Common Stock of the Company.  As a condition to receipt of any distribution to the Stockholders, the Board of Directors or the Trustees, in their absolute discretion, may require the Stockholders to (i) surrender their certificates evidencing the Common Stock to the Company or its agents for recording of such distributions thereon or (ii) furnish the Company with evidence satisfactory to the Board of Directors or the Trustees of the loss, theft or destruction of their certificates evidencing the Common Stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board of Directors or the Trustees (“Satisfactory Evidence and Indemnity”).  The Company will close its stock transfer books and discontinue recording transfers of Common Stock on the earliest to occur of (i) the close of business on the record date fixed by the Board of Directors for the final liquidating distribution, (ii) the close of business on the date on which the remaining assets of the Company are transferred to the Trust or (iii) the date on which the Company ceases to exist under the Delaware General Corporation Law (following any post-dissolution continuation period thereunder), and thereafter certificates representing Common Stock will not be assignable or transferable on the books of the Company except by will, intestate succession, or operation of law.

6.           If any distribution to a Stockholder cannot be made, whether because the Stockholder cannot be located, has not surrendered its certificates evidencing the Common Stock as required hereunder or for any other reason, the distribution to which such Stockholder is entitled (unless transferred to the Trust established pursuant to Section 7 hereof) shall be transferred, at such time as the final liquidating distribution is made by the Company, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution.  The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such Stockholder as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law.  In no event shall the proceeds of any such distribution revert to or become the property of the Company.

7.           If deemed necessary, appropriate or desirable by the Board of Directors, in its absolute discretion, in furtherance of the liquidation and distribution of the Company’s assets to the Stockholders, as a final liquidating distribution or from time to time, the Company shall transfer to one or more liquidating trustees, for the benefit of its Stockholders (the “Trustees”), under a liquidating trust (the “Trust”), any assets of the Company which are (i) not reasonably susceptible to distribution to the Stockholders, including without limitation non-cash assets and assets held on behalf of the Stockholders (a) who cannot be located or who do not tender their certificates evidencing the Common Stock to the Company or its agent as herein above required or (b) to whom distributions may not be made based upon restrictions under contract or law, including, without limitation, restrictions of the federal securities laws and regulations promulgated thereunder, or (ii) held as the Contingency Reserve.  The Board of Directors is authorized to appoint one or more individuals, corporations, partnerships or other persons, or any combination thereof, including, without limitation, any one or more officers, directors, employees, agents or representatives of the Company, to act as the initial Trustee or Trustees for the benefit of the Stockholders and to receive any assets of the Company.  Any Trustees appointed as provided in the preceding sentence shall succeed to all right, title and interest of the Company of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred and solely in their capacity as Trustees, shall assume all of the liabilities and obligations of the Company, including, without limitation, any unsatisfied claims and unascertained or contingent liabilities.  Further, any conveyance of assets to the Trustees shall be deemed to be a distribution of property and assets by the Company to the Stockholders for the purposes of Section 3 of this Plan.  Any such conveyance to the Trustees shall be in trust for the Stockholders of the Company.  The Company, subject to this Section and as authorized by the Board of Directors, in its absolute discretion, may enter into a liquidating trust agreement with the Trustees, on such terms and conditions as the Board of Directors, in its absolute discretion, may deem necessary, appropriate or desirable.  Adoption of this Plan by a majority of the outstanding Common Stock shall constitute the approval of the Stockholders of any such appointment, any such liquidating trust agreement and any transfer of assets by the Company to the Trust as their act and as a part hereof as if herein written.

8.           After the Adoption Date, the officers of the Company shall, at such time as the Board of Directors, in its absolute discretion, deems necessary, appropriate or desirable, obtain any certificates required from the Delaware tax authorities and, upon obtaining such certificates, the Company shall file with the Secretary of State of the State of Delaware a Certificate of Dissolution in accordance with the DGCL.

9.           Approval of this Plan by holders of a majority of the outstanding Common Stock shall constitute the approval by the Stockholders of the sale, exchange or other disposition of all of the assets of the Company, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for the sale, exchange or other disposition which are conditioned on adoption of this Plan.  The Company shall be authorized to sell, exchange or otherwise dispose of its remaining assets immediately following the adoption of this Plan by its Stockholders in order to attain the highest value for such assets and maximize value for its Stockholders and creditors.  The Company’s assets may be sold in bulk to one buyer or a small number of buyers or on a piecemeal basis to numerous buyers.  The Company shall not be required to obtain appraisals or other third party opinions as to the value of its assets in connection with the dissolution and liquidation. Notwithstanding the foregoing, the Company shall not sell any of its remaining material assets to its affiliates without first obtaining the approval of the asset sale by our Stockholders, excluding the votes of the relevant affiliate and any other interested Stockholder as determined by our board of directors in accordance with all applicable laws and regulations.

10.           In connection with and for the purposes of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board of Directors, pay any brokerage, agency, professional, legal and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan.  Adoption of this Plan shall constitute approval of such payments by the Stockholders of the Company.

11.           In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board of Directors, hire employees and retain independent contractors and agents as the Board deems necessary or desirable to supervise the dissolution and liquidation, and, pay the Company’s officers, directors, employees, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan.  Adoption of this Plan shall constitute the approval of such the payment of any such compensation by the Stockholders.

12.           The Company shall continue to indemnify its officers, directors, employees, Trustees, agents and representatives to the maximum extent permitted in accordance with applicable law, and in accordance with its certificate of incorporation, as amended, and Bylaws, as amended, and any contractual arrangements, for actions taken in connection with this Plan and the winding up of the affairs of the Company (or any liquidating trust, and shall indemnify the trustees and agents of the trust on similar terms from the trust assets). The Company’s obligation to indemnify such persons may also be satisfied out of the assets of any Trust.  The Board of Directors and the Trustees, in their absolute discretion, are authorized to obtain and maintain insurance as may be necessary or appropriate to cover the Company’s obligation hereunder, including seeking an extension in time and coverage of the Company’s insurance policies now or hereafter in effect.

13.           Notwithstanding authorization or consent to this Plan and the transactions contemplated hereby by the Stockholders, to the extent the Board of Directors deems it necessary or advisable, the Board of Directors may, and shall have authority to, modify, amend or abandon this Plan and the transactions contemplated hereby without further action by the Stockholders to the extent permitted by the DGCL.

14.           The Board of Directors of the Company is hereby authorized, without further action by the Stockholders, to do and perform or cause the officers of the Company, subject to approval of the Board of Directors, to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind which are deemed necessary, appropriate or desirable, in the absolute discretion of the Board of Directors, to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up its affairs.

15.           It is intended that this Plan shall be a plan of complete liquidation of the Company in accordance with the terms of Sections 331 and 336 of the Code.  The Plan shall be deemed to authorize the taking of such action as, in the opinion of counsel for the Company, may be necessary to conform with the provisions of Sections 331 and 336 of the Code and the regulations promulgated thereunder.  The Company’s officers shall be authorized to cause the Company to make such elections for tax purposes as are deemed appropriate and in the best interest of the Company.  Within thirty (30) days after the Dissolution Date, the Company shall file with the Internal Revenue Service an appropriate statement of corporate dissolution on IRS Form 966, as required by Section 6043 of the Code, and such additional forms and reports with the Internal Revenue Service as may be necessary or appropriate in connection with this Plan and the carrying out thereof.  The Company shall make arrangements authorizing one or more representatives or agents to maintain such Company records as may be appropriate for purposes of any tax audit of the Company occurring during the process of dissolution or after liquidation.

Appendix B

FORM OF CERTIFICATE OF AMENDMENT
OF THE CERTIFICATE OF INCORPORATION OF
MEDIA SCIENCES INTERNATIONAL, INC.

The undersigned officer of Media Sciences International, Inc. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

FIRST:                                The name of the Corporation is Media Sciences International, Inc.

SECOND:                      The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware and shall become effective at 6:00 p.m., Eastern Standard Time, on [____________].

THIRD:                                Article FOURTH of the Certificate of Incorporation of the Corporation shall be hereby amended to read in its entirety as follows:

“FOURTH:                      The total number of shares of stock that this corporation is authorized to issue is thirty million (30,000,000), consisting of twenty five million (25,000,000) shares of common stock with $.001 par value per share and five million (5,000,000) shares of preferred stock with $.001 par value.

A.           Preferred Stock. The Board of Directors is expressly authorized to provide for the issue of all or any shares of the preferred stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the Delaware General Corporation Law. The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

B.           Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of common stock shall have one vote.

        C.           Without regard to any other provision of this Certificate of Incorporation, each one hundred twenty five shares of Common Stock (“Old Common Stock”) , either issued and outstanding or held by the Company as treasury stock, immediately prior to the time this Certificate of Amendment becomes effective shall be and is hereby automatically reclassified and changed (without any further act) into one fully-paid and nonassessable share of Common Stock, without increasing or decreasing the amount of stated capital or paid-in surplus of the Company, provided that no fractional shares shall be issued to any holder of fewer than one hundred twenty five (125) shares of Common Stock immediately prior to the time this Certificate of Amendment becomes effective, and that instead of issuing such fractional shares, the Company shall pay in cash $0.145 for each share of Old Common Stock held by any record record holder of fewer than 125 shares immediately prior to the time when this Certificate of Amendment becomes effective.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this [        ] day of [                        ], [_______].

MEDIA SCIENCES INTERNATIONAL, INC.

By: _________________________________

B-1

FORM OF CERTIFICATE OF AMENDMENT
OF THE CERTIFICATE OF INCORPORATION OF
MEDIA SCIENCES INTERNATIONAL, INC.

The undersigned officer of Media Sciences International, Inc. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

FIRST:                                The name of the Corporation is Media Sciences International, Inc.

SECOND:                      The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware and shall become effective at 6:01 p.m., Eastern Standard Time, on [____________].

THIRD:                                Article FOURTH of the Certificate of Incorporation of the Corporation shall be hereby amended to read in its entirety as follows:

“FOURTH: The total number of shares of stock that this corporation is authorized to issue is thirty million (30,000,000), consisting of twenty five million (25,000,000) shares of common stock with $.001 par value per share and five million (5,000,000) shares of preferred stock with $.001 par value.

A.           Preferred Stock. The Board of Directors is expressly authorized to provide for the issue of all or any shares of the preferred stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the Delaware General Corporation Law. The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

B.           Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of common stock shall have one vote.

C.           Without regard to any other provision of this Certificate of Incorporation, each share of Common Stock, either issued and outstanding or held by the Company as treasury stock (and including each fractional share in excess of one (1) share held by any stockholder and each fractional interest in excess of one (1) share held by the Company or its agent pending disposition on behalf of those entitled thereto), immediately prior to the time this Certificate of Amendment becomes effective shall be and is hereby automatically reclassified and changed (without any further act) into one hundred twenty five fully-paid and nonassessable shares of Common Stock (or, with respect to such fractional shares and interests, such lesser number of shares and fractional shares as may be applicable based upon such 125 -1 ratio), without increasing or decreasing the amount of stated capital or paid-in surplus of the Company, provided that no fractional shares shall be issued.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this [        ] day of [                        ], [_______].

MEDIA SCIENCES INTERNATIONAL, INC.

By: _________________________________

B-2

Appendix C

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 10-K

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended June 30, 2011

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from __________ to __________.

Commission file number: 1-16053

MEDIA SCIENCES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	87-0475073
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8 Allerman Road, Oakland, NJ	07436
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (201) 677-9311

Securities registered pursuant to Section 12(b) of the Exchange Act:  None

Securities registered under Section 12(g) of the Exchange Act:

Common Stock, par value $0.001
(Title of class)
Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.   ☐ Yes   ☒ No

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.   ☐ Yes   ☒ No

Indicated by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the 90 past days.   ☒ Yes   ☐ No

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 504 of Regulation S-T (§229.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to file such files).     ☐ Yes   ☐ No

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.   ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  Yes ☐ No ☒

The aggregate market value of voting and non-voting stock of the issuer held by non-affiliates on December 31, 2010 was $2,345,349.

As of October 11, 2011, we had 13,647,376 shares of common stock outstanding.

DOCUMENTS INCORPORATED BY REFERENCE:  None.

MEDIA SCIENCES INTERNATIONAL, INC.

SPECIAL NOTE REGARDING
FORWARD-LOOKING STATEMENTS

This report contains forward-looking information, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, about our financial results and estimates, business plans and prospects that involve substantial risks and uncertainties.  You can identify these statements by the fact that they do not relate strictly to historic or current facts. These forward-looking statements use terms such as “believes,” “expects,” “may”, “will,” “should,” “anticipates,” “estimate,” “project,” “plan,” or “forecast” or other words of similar meaning relating to future operating or financial performance or by discussions of strategy that involve risks and uncertainties.  From time to time, we also may make oral or written forward-looking statements in other materials we release to the public.

Our actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects upon our business. We cannot guarantee that any forward-looking statement will be realized, although we believe we have been prudent in our plans and assumptions. We cannot predict whether future developments affecting us will be those anticipated by management, and there are a number of factors that could adversely affect our future operating results or cause our actual results to differ materially from the estimates or expectations reflected in such forward-looking statements. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

PART I

ITEM 1.     BUSINESS

Business Development and Company Overview

Media Sciences International, Inc. is a Delaware corporation that was originally incorporated in Utah in 1983 under the name Communitra Energy, Inc.  In 1998, we reincorporated in Delaware under the name Cadapult Graphic Systems, Inc.  In 2002, we changed our corporate name to Media Sciences International, Inc.

Media Sciences International, Inc. is a holding company that conducted substantially all of its operations through its subsidiaries.  Media Sciences International, Inc. has two wholly-owned operating subsidiaries:  Media Sciences, Inc. and Cadapult Graphic Systems, Inc.

The Company was a manufacturer of business color printer supplies and industrial ink applications, which the Company distributed through a distribution channel and direct to original equipment manufacturers.  Through two transactions in the year ending June 30, 2011, we sold one of our product lines and exited the other.  On November 8, 2010, the Company elected to discontinue selling toner related products and sold substantially all of its toner assets to Katun Corporation.  On April 22, 2011, the Company entered into an agreement with Xerox settling a patent infringement lawsuit, after which the Company ceased manufacturing its inks for use in Xerox color printers and effectively exited the ink business.  As a result, we currently have no substantive operations.

Our headquarters are located at 8 Allerman Road, Oakland, New Jersey 07436, and our telephone number is 201-677-9311.  Our website is www.mediasciences.com.

Business

The Company was a manufacturer of business color printer supplies and industrial ink applications, which the Company distributed through a distribution channel and direct to original equipment manufacturers.  We offered color toner cartridges and solid ink for use in nine printer brands and over 100 printer models.  Typically, our products were priced to the end user at a 25-40% discount from the printer manufacturers brand supplies.

Through two transactions in the year ending June 30, 2011, we sold one of our product lines and exited the other.  As a result, we currently have no substantive operations.  While we are reviewing all options available to us, including the acquisition of a new business by means of merger or otherwise, we currently expect to wind down and dissolve the company.  There may or may not be additional distributions to our stockholders during and at the end of this process.

Principal Products

We presently do not offer any products or services.  We manufactured and distributed solid ink sticks for use in substantially all business color solid ink printers.  Our solid inks offer the end user the opportunity to save 30-40% on their solid inks purchases versus buying the Xerox® brand.  We also developed and commercialized application specific solid inks on behalf of certain industrial printer manufacturers.  We also sold toner cartridges for use in over 100 color laser printers manufactured by Xerox®, Konica-Minolta®, Oki®, Epson®, Brother®, Dell®, Samsung® and Ricoh®.

Distribution Methods

We distributed products to our customers in the United States from our Oakland, New Jersey facility.  We distributed products to our customers throughout Western Europe from our third party logistics provider in the Netherlands.  We sold our products through a network of distributors, wholesalers and dealers.  We directly employed sales personnel in the United States and Europe.  We did not sell our products directly to end users.

Status of any Publicly Announced New Product or Service

Not applicable.

Competitive Business Conditions

With respect to our discontinued business, we had competed primarily with the original manufacturer (the OEM) of the printers for which we provide supplies, including Xerox®, Konica-Minolta®, Oki®, Epson®, Brother®, Dell®, Samsung® and Ricoh®. These competitors use several tactics to limit the penetration of aftermarket supplies such as those offered by Media Sciences.  These tactics include protecting their technology through the use of patents, the development of sales and marketing programs that provide for incentives to distributors, wholesalers and dealers who sell exclusively the printer manufacturers’ brand supplies (loyalty programs), and through campaigns intended to instill fear, uncertainty and doubt about the quality of third party supplies into the minds of the end user.  We competed with these manufacturers primarily by offering a compelling value proposition of quality, value (through lower end user costs and higher channel margins) and choice.

Principal Suppliers and Raw Materials

Some key components and raw materials, including certain toners and electronic chips, were obtained only from a single supplier or a limited group of suppliers, either because alternative sources were not available or the relationship was advantageous due to performance, quality, support, delivery, capacity, or price considerations.  Currently, we are not dependent on any suppliers.

Major Customers

With respect to current operations, we are not dependent on any customers.  In 2011, two customers represented 22% and 11% of the Company’s sales from discontinued operations, respectively.  In 2010, three customers represented 19%, 12% and 10% of the Company’s sales from discontinued operations, respectively.

Intellectual Property

Not applicable.

Need for Government Approval

Not applicable.

Government Regulation

Not applicable.

Research and Development

Not applicable.

Compliance with Environmental Laws

Not applicable.

Employees

We currently have 3 employees, who all work on a full-time basis.

ITEM 1A.      RISK FACTORS

We are subject to certain risks in our business operations. We have identified below certain risks which we believe may affect our business and the principal ways in which we anticipate that they may affect our business or financial condition. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties not presently known or that are currently deemed immaterial may also impair our business operations. If any of the following risks occur, our business, financial condition, operating results, and cash flows could be materially adversely affected.

Our product warranty and related expenses could substantially increase our costs, and affect any potential distributions to our stockholders.

Our warranty program exposes us to substantial costs that could affect our ability to distribute additional funds to our stockholders.  Our warranty provides in most cases, broader and more complete coverage than that provided by the original equipment printer manufacturer. We provide warranties for our products as to suitability for use in the intended printer models and that our products are free of defects that could cause damage to these printers. Costs covered include customary charges for the repair or replacement of the printer with an equivalent new or refurbished printer, at our sole discretion.

Despite the sale of our toner product line and exit from the solid ink business, we continue to be exposed to warranty expenses associated with the products manufactured and distributed before the ceasing of our operations.  Some of the products we offered are internally complex and, despite extensive testing and quality control, may contain defects. Because we provide warranties to our customers, we may incur costs with remedying the problem. We may need to recall defective products if these defects are not discovered until after commercial shipment and may incur substantial product warranty and service costs if our products damage customer printers. Accordingly, any product defects could have a material and adverse effect on our business, financial condition, and our ability to make distributions to our stockholders.

Local laws in effect or that may be enacted in foreign jurisdictions may afford less protection to holders of our securities than those in effect in the United States.

We presently have four non-U.S. subsidiaries, Media Sciences U.K. Limited, Media Sciences Trading Ltd. (a Bermudan entity), SAMC Funding I Limited (a Cayman Islands entity) and Media Sciences Hong Kong Co. Ltd. (a Hong Kong entity). These foreign subsidiaries are organized under the laws of their respective jurisdictions. Thus, holders of our securities should not conclude that assets and interests held by such foreign subsidiaries are subject to the same protections afforded similar entities incorporated in a United States jurisdiction.

Existing and future claims of intellectual property infringement against us could seriously harm our business.

It is possible that third parties, including competitors, technology partners, and other technology companies, could claim that our past products, whether developed internally or acquired, infringe their rights, including their trade secret, copyright and patent rights. In the Asset Purchase Agreement with Katun, to whom we sold our toner business, we provided indemnification against claims of intellectual property infringement for the products sold to Katun through November 7, 2013. These types of claims, with or without merit, can cause costly litigation. Costs under this indemnification, when aggregated with all other indemnifications claims that arise through the Agreement with Katun, may not exceed $2 million.

Because of technological changes in our industry, current extensive patent coverage, and the rapid rate of issuance of new patents, it is possible that certain of our products, components, and business methods may have unknowingly infringed existing patents of others. We attempted to ensure that the products we developed, and our processes, did not infringe upon third party patents and other proprietary rights. We typically conducted as many as three independent intellectual property reviews as an integral part of our product development process: an extensive in-house review, a review by external counsel, and our key suppliers conduct their own review. Before product launch, these independent reviews were compared and reconciled. Despite these efforts, we cannot guarantee that this process was effective in preventing the infringement of the patent rights of others.

We do not believe that any threatened litigation, based on our assessment of merit, will have a material adverse effect on our financial condition. However, the litigation process is inherently expensive, uncertain and includes the risk of an unexpected, unfavorable result. Accordingly, it is possible in the future that the eventual outcome of any claims or litigation could materially and adversely affect our financial position and ability to make distributions to our stockholders.

Failure to maintain effective internal control over financial reporting may materially and adversely impact our business.

If we fail to maintain an effective internal control over financial reporting, if our management does not timely assess the adequacy of such internal controls, we could be subject to regulatory sanctions and the public’s perception of our company may decline and the trading price of our stock could drop significantly. Ongoing compliance with these requirements is complex, costly and time-consuming. Pursuant to the Sarbanes-Oxley Act of 2002, we are required to furnish a report by management on internal control over financial reporting, including management’s assessment of the effectiveness of such control. Internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud. Therefore, even effective internal controls can provide only limited assurance with respect to the preparation and fair presentation of financial statements. In addition, projections of any evaluation of effectiveness of internal control over financial reporting to future periods are subject to the risk that the control may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. If we fail to maintain the adequacy of our internal controls, including any failure to implement required new or improved controls, or if we experience difficulties in their implementation, our business and operating results could be harmed, we could fail to meet our reporting obligations, and there could be a material adverse effect on our stock price.

Our stock price has been volatile, and you could lose the value of your investment.

Our stock price has been volatile and has fluctuated significantly in the past and your investment in our stock could lose some or all of its value. For example, during the past twelve months ended June 30, 2011, the sales price of our common stock has fluctuated from a high of $0.55 per share to a low of $0.10 per share. The trading price of our stock is likely to continue to be volatile and subject to fluctuations in the future in response to various factors, some of which are beyond our control. These factors include, but are not limited to the following:

•	quarterly variations in our results of operations;
•	commencement of, or our involvement in, litigation; and
•	claims that may arise as a result of the dissolution process.

The stock market in general and the market for small market capitalization technology companies in particular have experienced extreme price and volume fluctuations. These broad market and industry factors could materially and adversely affect the market price of our stock, regardless of our actual operating performance. Our fluctuating stock price also carries other risks, including the increased risk of stockholder litigation.

We have authorized a class of preferred stock which may alter the rights of common stock holders by giving preferred stock holders greater dividend rights, liquidation rights and voting rights than our common stockholders have.

Our board is empowered to issue, without stockholder approval, preferred stock with dividend, liquidation, conversion, voting or other rights that could adversely affect the voting power or other rights of the holders of common stock. While we do not currently have any shares of preferred stock outstanding, our Certificate of Incorporation, as amended, authorizes a class of 5,000,000 shares of preferred stock with such designation, rights and preferences as may be determined from time to time by the Board of Directors, of which 1,000,000 shares were previously designated as Series A Preferred Stock. In the event of issuance, the preferred stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the company.

Anti-takeover defenses in our governing documents and certain provisions under Delaware law could be dilutive and prevent an acquisition of our company or limit the price that investors might be willing to pay for our common stock.

Our governing documents and certain provisions of the Delaware General Corporation Law could make it difficult for another company to acquire control of our company. Our certificate of incorporation allows our board to issue, at any time and without stockholder approval, preferred stock with voting rights or such other rights, preferences and terms as it may determine. Also, Delaware law generally prohibits a Delaware corporation from engaging in any business combination with a person owning 15% or more of its voting stock, or who is affiliated with the corporation and owned 15% or more of its voting stock at any time within three years prior to the proposed business combination, for a period of three years from the date the person became a 15% owner, unless specified conditions are met. All or any one of these factors could limit the price that certain investors would be willing to pay for shares of our common stock and could delay, prevent or allow our Board of Directors to resist an acquisition of our company, even if the proposed transaction were favored by independent stockholders.

Our common stock is quoted on the Pink Sheets, which may limit the ability of our stockholders to resell their common stock in the secondary market.

Since July 22, 2010, our common stock has been quoted on an electronic quotation system operated by Pink OTC Markets, and is subject to the Securities and Exchange Commission’s “penny stock rules,” which impose sales practice requirements on broker-dealers that sell that common stock to persons other than established customers and “accredited investors.” Application of this rule could make broker-dealers unable or unwilling to sell our common stock and limit the ability of stockholders to sell their common stock in the secondary market.  Securities quoted on the Pink Sheets generally have significantly less liquidity than securities traded on a national securities exchange, including lower trading volumes, delays in the timing of transactions, reduced securities analyst and news coverage, and lower market prices than might otherwise be obtained. Stockholders may find it difficult to resell their shares at prices quoted on the Pink Sheets or at all. Additionally, our common stock may be more adversely affected by changes in general market conditions, fluctuations in our operating results, changes in the market’s perception of our business, and announcements made by us, our competitors or parties with whom we have business relationships. Further, we cannot ensure that market makers will make a market in our common stock or that trading of its common stock will continue on the Pink Sheets.

Our common stock not being traded on a national securities exchange could have other adverse effects, including limitations on our ability to issue additional securities for financing or other purposes, or to otherwise arrange for any financing it needs in the future, and the loss of confidence in our company by current or prospective employees, customers, suppliers and others with whom we have or may seek to initiate business relationships.

ITEM 1B.     UNRESOLVED STAFF COMMENTS

Not applicable.

ITEM 2.     PROPERTIES

We have maintained our executive offices in Oakland, New Jersey since 2005 in facilities covering approximately 41,800 square feet.  The facilities were adequately maintained, were suitable for their intended use, and adequately covered by insurance for claims arising out of such occupancies.  The annual rental was $250,000. In July 2011, we entered into an agreement to terminate the lease with an effective date of June 30, 2011.  We can continue to occupy the space through October 31, 2011.   As we no longer have any substantive operations, we no longer need facilities of such size and will seek to occupy offices to match our business needs.

ITEM 3.     LEGAL PROCEEDINGS

At June 30, 2011, the Company was not a party to any material pending legal proceeding, other than ordinary routine litigation incidental to its business.  See also Note 1 of the Notes to the Consolidated Financial Statements in Item 8 of Part II of this report for a discussion of the litigation settlement.

ITEM 4.     (REMOVED AND RESERVED)

PART II

ITEM 5.	MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Market Information

Our common stock is currently quoted on the OTCQB market tier of OTC Markets Group Inc. under the symbol “MSII”.  During our past two fiscal years prior to July 21, 2010, our common stock was listed on the Nasdaq stock exchange.

The following table sets forth, for the periods indicated, the high and low closing sale prices for a share of our common stock, as reported by Nasdaq.

Fiscal Year	Quarter Ended	High	Low
2010	September 30, 2009	$0.65	$0.33
	December 31, 2009	$0.60	$0.35
	March 31, 2010	$0.55	$0.34
	June 30, 2010	$0.70	$0.29
2011	September 30, 2010	$0.37	$0.10
	December 31, 2010	$0.34	$0.15
	March 31, 2011	$0.34	$0.21
	June 30, 2011	$0.55	$0.11

Holders

On September 15, 2011, there were 331 stockholders of record of shares of our common stock.  We estimate that approximately 686 persons held shares in “street name” as of such date.

Dividends

We have never declared any cash dividends on our common stock, other than a one-time special cash distribution paid on June 9, 2011.  Future cash dividends on the common stock, if any, will be at the discretion of our Board of Directors.

No shares of preferred stock are presently outstanding.

Transfer Agent

The transfer agent for our common stock is Continental Stock Transfer & Trust Company, New York, New York.

ITEM 6.     SELECTED FINANCIAL DATA

Not applicable.

ITEM 7.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the related notes included in Item 8, “Financial Statements and Supplementary Data” in this Annual Report on Form 10-K.  This discussion contains forward-looking statements, which involve risk and uncertainties.  Our actual results could differ materially from those anticipated in the forward looking statements.

EXECUTIVE SUMMARY

Fiscal 2011 was a transformative year.  In the second quarter of our fiscal year we sold our toner business to Katun Corporation and signed a master distribution agreement and made changes to both personnel and the corporate structure. The Board of Directors and management undertook an effort during the fiscal year to further preserve and enhance stockholder value, by pursuing and successfully settling the litigation with Xerox Corporation.  The result was achieved during the fourth quarter.  In connection with the settlement of the litigation with Xerox, we terminated the distribution agreement with Katun.  Under the terms of the settlement, the parties resolved, on mutually agreeable terms, infringement claims on certain Xerox-held patents related to the shape of the ink sticks, and the parties exchanged certain other business and financial considerations.  The Company delivered to Xerox certain inventory and assets related to industrial ink, the Company assigned certain patent and other intellectual property rights to Xerox, and the Company ceased manufacturing its inks for use in Xerox color printers and effectively exited the ink business.

The Company is no longer actively engaged in any substantial operations and the Board of Directors is reviewing business options, including a proposal for a plan of liquidation.

RESULTS OF OPERATIONS

Selling, General and Administrative.  In fiscal 2011, selling, general and administrative expense, exclusive of depreciation and amortization, increased by $1,297,000, or 57%, over fiscal 2010.  This increase was primarily driven by additional management compensation expenses and board of director fees related to the change in our corporate structure, post disposition of the toner business.

Due to the discontinued operations, expenses related to discontinued operations were reported in discontinued operations and not in selling, general and administrative expenses.  General corporate overhead was not allocated to discontinued operations and thus was reported in selling, general and administrative expenses, as in prior years.  These expenses previously included the payroll related expenses of the Chief Executive Officer and Chief Financial Officer, insurance related to the corporate areas, board of director fees, professional fees as well as corporate rent expenses.

Depreciation and Amortization.  In fiscal 2011, non-manufacturing and non-research and development depreciation and amortization expense decreased by $3,000, or 7%, over fiscal 2010.  This decrease is attributed to efforts by the Company to reduce its capital expenditures.

Interest Expense, net.  In fiscal 2011, we had net interest expense of $460,000, inclusive of $255,000 of non-cash debt discount amortization, versus net interest expense of $498,000 in fiscal 2010.  The year-over-year decrease in net interest expense is due to decreases in our level of borrowing.

Other income.  In fiscal 2011, we did not have other income.  In fiscal 2010, we had other income of $213,000 of non-recurring income from the purchase of stock in a foreign liquidating entity.  There were no other material transactions in connection with this purchase which was determined not to be an acquisition of a business.

Discontinued Operations.  Discontinued operations are related to the toner product line that was sold to Katun as well as the industrial ink product line that was transferred to Xerox and the phaser ink product line that was exited as a result of the settlement of the lawsuit with Xerox.  In fiscal 2011, we had a pre-tax loss from discontinued operations of $517,742.  In fiscal 2010, we had a pre-tax income from discontinued operations of $932,548.  In fiscal 2011, we recorded a gain on the sale of the toner product line, net of taxes, of $2,495,246 and a gain on the litigation settlement, net of taxes, of $2,100,946.

Income Taxes.  For the year ended June 30, 2011, we recorded a benefit for income taxes of $1,627,522 from continuing operations.  For the year ended June 30, 2010, we recorded a provision for income taxes of $1,563,396 from continuing operations, previously associated with the establishment of a valuation allowance for our previously recorded deferred tax assets as it was deemed more likely than not that our Federal net operating loss carry forwards and other future deductible temporary differences will not be realized.  This resulted in deferred tax liabilities which had previously been offset against the deferred tax assets to be recorded as a long term liability on our balance sheet.  Our effective blended state and federal tax rate varies due to the magnitude of various permanent differences between reported pretax income and what is recognized as taxable income by various taxing authorities.

Net Income (Loss).  For the year ended June 30, 2011, we had income of approximately $1,697,000 or $0.13 per share basic and fully diluted, as compared to the year ended June 30, 2010, where we lost $3,619,000 or ($0.30) per share basic and fully diluted.  Net income for the year ended, June 30, 2011 was primarily generated from the gain on sale of the toner business and the gain on the litigation settlement.

LIQUIDITY AND CAPITAL RESOURCES

During the year ended June 30, 2011, our cash and cash equivalents increased by $3,795,000 to $4,113,000.

We used $2,153,000 of cash from operating activities for the year ended June 30, 2011 as compared to generating $671,000 in the year ended June 30, 2010.  The use of $2,153,000 of cash by operating activities for the year ended June 30, 2011 resulted from $1,697,000 net income, less non-cash adjustments totaling $5,363,000, primarily resulting from the net gain on the sale of the toner business and the net gain on the Xerox litigation settlement, and $1,513,000 of cash provided primarily to increase our non-cash working capital (current assets less cash and cash equivalents net of current liabilities).  The most significant drivers behind the $1,513,000 increase in our working capital include:  inventory reductions, net of reserve changes in the amount of $246,000 and a decrease in accounts receivable of $2,737,000, achieved during fiscal 2011 offset by a $1,228,000 reduction in our trade obligations and other accrued expenses; and a $299,000 reduction in our accrued product warranties.

We increased our cash provided by investing activities to $14,696,000 in the year ended June 30, 2011 compared to utilizing $443,000 of cash in the year ended June 30, 2010.  This cash was provided primarily by the proceeds from the sale of operating toner assets and the settlement of the litigation with Xerox offset by the purchase of equipment, tooling and leasehold improvements and a net increase in restricted cash resulting from the escrow arrangement pursuant to the sale of the toner business.

During the year ended June 30, 2011, we utilized cash for financing activities of $8,775,000.  We repaid our bank line and term note obligations of $2,341,000 during this period and repaid the 10% subordinated debt of $1,250,000 as well as paid out cash dividends of $5,330,000.  During the year ended June 30, 2010, there was a decrease in cash of $425,000, predominantly as a result of net repayment of our bank line.

On September 24, 2008, we completed a $1,250,000 convertible debt financing with MicroCapital Fund, LP and MicroCapital Fund, Ltd. (collectively, “MicroCapital”).  We issued three year notes, bearing interest at 10% payable quarterly and convertible into shares of our common stock at $1.65 per share. We also issued to MicroCapital (a) five year warrants to purchase 387,787 shares of our common stock at $1.65 per share, and (b) three year warrants allowing MicroCapital to repeat its investment up to $1,250,000 on substantially the same terms and conditions.  The three year warrants were callable under certain criteria.  During March 2010, the terms of our financing with MicroCapital were modified by eliminating the convertibility of the notes, by cancelling the warrants, and issuing them 400,000 shares of common stock.   On May 19, 2011, the notes were paid in full and this obligation was repaid.

In fiscal 2010, our cash and cash equivalents decreased by $233,000 to $318,000.  Cash provided by operating activities was $671,000.  This increase was offset by $443,000 of cash utilized by investing activities, mostly from the purchase of equipment, tooling and leasehold improvements and $425,000 by financing activities.

We had a revolving credit facility with Sovereign Bank.  As amended through September 27, 2010, the advance limit under the line of credit was the lesser of: (a) $4,000,000; or (b) up to 80% of eligible domestic accounts receivable and up to the lesser of $1, 000,000 or 75% of eligible foreign receivables plus up to the lesser of: (i) $2,500,000; or (ii) 50% of eligible inventory; or (iii) 60% of the maximum amount available to be advanced under the line.  The line of credit was collateralized by a first priority security interest in substantially all of our U.S. based assets and our foreign receivables and required payments of interest only through the facilities three year term.  As amended, the interest rate on the term note and the line of credit varied based on the bank’s prime rate and was equal to the greater of the bank’s prime rate plus 4% or 8%. This facility was repaid and terminated on November 8, 2010.

The revolving loan could be converted into one or more term notes upon mutual agreement of the parties. On February 12, 2008, we entered into a non-amortizing term note with the bank in the amount of $1,500,000, due October 1, 2011, as amended.  At June 30, 2010, this note had a principal balance of $1,500,000.  As of June 30, 2010, we had an outstanding balance of $840,863.  On November 8, 2010, this term note was repaid in full.

Our former credit facilities have been subject to financial covenants.  Past financial covenants included monitoring a ratio of debt to tangible net worth, an ebitda, as defined, covenant for the three months ended September 30, 2010 and a fixed charge coverage ratio, as defined in the loan agreements.  As of June 30, 2010, the bank waived the non-compliance of our ebitda covenant by an amendment and amended the specific terms of certain covenants going forward.  On November 8, 2010, these credit facilities were repaid.

SOME SIGNIFICANT FACTORS AFFECTING FUTURE LIQUIDITY

Lack of ongoing operations.  Our liquidity could be significantly affected by future legal fees and other costs as the Company currently does not have any material ongoing operations.

FUTURE FINANCING REQUIREMENTS

Management believes that cash on hand will be sufficient to meet the Company’s obligations and fund its day-to-day operations for the next twelve months.

CAPITAL EXPENDITURES

We currently do not plan to invest in any material capital expenditures over the next twelve months.

SEASONALITY

Historically, we have not experienced significant seasonality in our business.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

Use of Estimates
The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States.  When more than one accounting principle, or method of its application, is generally accepted, management selects the principle or method that is appropriate in our specific circumstances.  Application of the accounting principles requires our management to make estimates about the future resolution of existing uncertainties that affect the reported amounts of assets, liabilities, revenues, and expenses, which in the normal course of business are subsequently adjusted to actual results.  Actual results could differ from such estimates.  In preparing these financial statements, management has made its best estimates and judgments of the amounts and disclosures included in the consolidated financial statements giving due regard to materiality.

Warranty
We provide a warranty for all of our consumable supply products.  We retained our warranty policy on solid inks, when the toner business was sold.  We warrant our products’ suitability for use in the intended printer models and that our products are free of defects that could cause damage to these printers.  Costs covered under the product warranty include customary charges for the repair or replacement of the printer with an equivalent new or refurbished printer, at our sole discretion.  The warranty does not cover damage to the product or a printer caused by accident, abuse, misuse, natural disaster, human error, unauthorized disassembly, repair, or modification.  We believe that our product warranty is relatively liberal, providing in most cases, broader and more complete coverage than that provided by the original equipment printer manufacturer.  The estimated warranty cost is based on historical product performance and field expenses.  We update these estimated charges every quarter.  The actual product performance and/or field expense profiles may differ, and in those cases we adjust warranty accruals accordingly.

Contingencies and Litigation
We are named from time to time as a party to various legal proceedings.  Currently, there are no known legal proceedings against the Company.  While we currently believe the ultimate outcome of such proceedings, based on their merit, will not have a material adverse effect on our financial position, the results of complex legal proceedings are difficult to predict.

Income Taxes
We account for income taxes in accordance with Accounting Standards Codification No.740, “Income Taxes” which requires that deferred tax assets and liabilities be recognized using enacted tax rates for the effect of temporary differences between the book and tax bases of recorded assets and liabilities.  ASC 740 also requires that deferred tax assets be reduced by a valuation allowance if it is more likely than not that a portion of the deferred tax asset will not be realized.  In projecting future taxable income, for the purpose of evaluating the need for a valuation allowance associated with its deferred tax assets, we consider all evidence, both positive and negative; whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  As a result, a valuation allowance has been recorded against a substantially all of the deferred tax assets.

On a quarterly basis, we provide for income taxes based upon an annual effective income tax rate.  The effective tax rate is highly dependent upon the geographic composition of forecasted worldwide earnings, tax regulations governing each region, availability of tax credits and the effectiveness of our tax planning strategies.  We carefully monitor the changes in many factors and adjust our effective income tax rate on a quarterly basis.  If actual results differ from these estimates, this could have a material effect on our financial condition and results of operations.
In addition, the calculation of our tax liabilities involves dealing with uncertainties in the application of complex tax regulations.  As a result of the implementation of ASC 740, we recognize liabilities for uncertain tax positions based on the two-step process prescribed within the interpretation.  The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any.  The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon ultimate settlement.  We reevaluate these uncertain tax positions on a quarterly basis.  This evaluation is based on factors including, but not limited to, changes in facts or circumstances, changes in tax law, effectively settled issues under audit, and new audit activity.  Any change in these factors could result in the recognition of a tax benefit or an additional charge to the tax provision. The Company has released its reserves for uncertain tax positions.  The reserves are no longer required as the future tax benefits were effectively written-off with the recording of the valuation allowance noted above.

RECENT ACCOUNTING PRONOUNCEMENTS

In April 2010, the FASB issued ASU No. 2010-13, Compensation-Stock Compensation (Topic 718).  This ASU provides amendments to Topic 718 to clarify that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity’s equity securities trades should not be considered to contain a condition that is not a market, performance, or service condition.  Therefore, an entity would not classify such an award as a liability if it otherwise qualifies as equity.  This standard is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010.  We do not expect this guidance to have an impact on our financial position, results of operations and cash flows.

In June 2011, the FASB issued Update No. 2011-05, Comprehensive Income (Topic 220):  Presentation of Comprehensive Income.  This update eliminated the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity.  The amendments require that all nonowner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  This standard becomes effective for the Company’s fiscal year, and interim periods on or after December 15, 2011.  We are currently evaluating the impact of the implementation of this guidance on our financial position, results of operations and cash flows.

ITEM 7A.      QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are exposed to various market risks, including changes in foreign currency exchange rates and commodity price inflation.  Market risk is the potential loss arising from adverse changes in market rates and prices, such as foreign currency exchange, commodity price inflation and interest rates.  We do not hedge our foreign currency exposures.  We had no forward foreign exchange contracts outstanding as of June 30, 2011.  In the future we may hedge these exposures based on our assessment of their significance.

Foreign Currency Exchange Risk

We are primarily exposed to changes in exchange rates for the Euro and the British pound as some of our cash balances are held in these currencies.  At June 30, 2011, none of our receivables were invoiced in foreign currencies.

Commodity Price Inflation Risk

Over the last twelve months we have experienced increases in some raw material costs and the costs of shipping and freight to deliver those materials and finished products to our facility and, where paid for by us, shipments to customers.  As the operations have been discontinued as of fiscal 2011 year end, this risk has been eliminated.

Interest Rate Risk

At June 30, 2011, we did not have debt outstanding under any lines or credit or term notes.

ITEM 8.     FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Media Sciences International, Inc.

We have audited the accompanying consolidated balance sheets of Media Sciences International, Inc. and Subsidiaries as of June 30, 2011 and 2010, and the related consolidated statement of operations, shareholders’ equity and comprehensive loss and cash flows for the years then ended.  These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Media Sciences International, Inc. and Subsidiaries as of June 30, 2011 and 2010, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ EisnerAmper LLP

October 11, 2011
Edison, New Jersey

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	As of June 30,
ASSETS	2011	2010
CURRENT ASSETS:
Cash and cash equivalents	$4,112,542	$317,611
Restricted cash held in escrow account	1,059,371	–
Taxes receivable	–	50,506
Prepaid expenses and other current assets	79,230	216,277
Assets of discontinued operations	126,604	13,557,206
Assets held for sale	87,079	–
Deferred tax assets	23,290	–
Total Current Assets	5,488,116	14,141,600

PROPERTY AND EQUIPMENT, NET	28,285	58,679

OTHER ASSETS	7,000	85,984

TOTAL ASSETS	$5,523,401	$14,286,263

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$140,472	$334,969
Accrued compensation and benefits	25,518	203,856
Leases payable	536,756	–
Other accrued expenses and current liabilities	263,070	105,099
Deferred rent liability	–	28,493
Liabilities of discontinued operations	386,250	2,008,652
Total Current Liabilities	1,352,066	2,681,069

OTHER LIABILITIES:
Long-term debt, less current maturities	–	2,340,863
Deferred rent liability	–	29,517
10% subordinated debt, net of discount of $255,376 in 2010	–	994,624
Deferred tax liabilities	–	904,922
Total Other Liabilities	–	4,269,926

TOTAL LIABILITIES	1,352,066	6,950,995

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
Preferred Stock, $.001 par value
Authorized 5,000,000 shares; none issued	–	–
Common Stock, $.001 par value 25,000,000 shares authorized;
issued and outstanding, respectively, 13,647,376 and 13,647,376 shares in 2011 and 13,292,374 and 12,699,914 shares in 2010	13,647	12,700
Additional paid-in capital	8,387,136	13,277,405
Accumulated other comprehensive income	29,664	1,402
Accumulated deficit	(4,259,112)	(5,956,239)
Total Shareholders' Equity	4,171,335	7,335,268

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$5,523,401	$14,286,263

See accompanying notes to consolidated financial statements

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended June 30,
	2011		2010

NET REVENUES		$–	$–

COST OF GOODS SOLD		–	–

GROSS PROFIT		–	–

OTHER COSTS AND EXPENSES:
Selling, general and administrative, excluding depreciation and amortization		3,590,369	2,293,356
Depreciation and amortization		33,648	36,220
Total other costs and expenses		3,624,017	2,329,576

LOSS FROM OPERATIONS		(3,624,017)	(2,329,576)

Other income		–	212,707
Interest expense		(222,091)	(351,730)
Interest income		17,080	145
Loss on change in fair value of warrant liabilities		–	(38)
Amortization of debt discount on convertible debt		(255,377)	(146,453)

LOSS FROM CONTINUTING OPERATIONS BEFORE INCOME TAXES		(4,084,405)	(2,614,945)
Provision (benefit) for income taxes		(1,627,522)	1,563,396

NET LOSS FROM CONTINUING OPERATIONS		(2,456,883)	(4,178,341)

INCOME FROM DISCONTINUED OPERATIONS, NET OF INCOME TAXES		4,154,010	559,529

NET INCOME (LOSS)		$1,697,127	$(3,618,812)

BASIC EARNINGS (LOSS) PER SHARE
Continuing operations		$(0.19)	$(0.34)
Discontinued operations		$0.32	$0.04
Net income (loss)		$0.13	$(0.30)

DILUTED EARNINGS (LOSS) PER SHARE
Continuing operations	$	(0.19)	$(0.34)
Discontinued operations		$0.32	$0.04
Net income (loss)		$0.13	$(0.30)

WEIGHTED AVERAGE SHARES USED TO COMPUTE INCOME (LOSS) PER SHARE
Basic		13,170,887	12,192,419
Diluted		13,170,887	12,192,419

See accompanying notes to consolidated financial statement

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY AND COMPREHENSIVE LOSS

				Accumulated
			Additional	Other		Total
	Common Stock		Paid-in	Comprehensive	Accumulated	Shareholder’s
	Shares	Amount	Capital	Income (loss)	Deficit	Equity
BALANCES, JUNE 30, 2009	11,771,966	$11,772	$13,000,680	$216	$(2,658,171)	$10,354,497

Cumulative effect of change in accounting principle – ASC Topic 815-10 adoption			(327,524)		320,744	(6,780)
Components of comprehensive loss:
Net loss	–	–	–	–	(3,618,812)	(3,618,812)
Cumulative translation adjustment	–	–	–	1,186		1,186
Total comprehensive loss						(3,617,626)
Issuance of common stock for warrant repurchase and modification of subordinated debt terms	400,000	400	6,418	–		6,818
Vested restricted stock units	527,948	528	(528)	–		–
Stock-based compensation	–	–	598,359	–		598,359

BALANCES, JUNE 30, 2010	12,699,914	$12,700	$13,277,405	$1,402	$(5,956,239)	$7,335,268

Components of comprehensive income:
Net income	–	–	–	–	1,697,127	1,697,127
Cumulative translation adjustment	–	–	–	28,262	–	28,262
Total comprehensive income						1,725,389
Cash dividends	–	–	(5,329,540)	–	–	(5,329,540)
Issuance of common stock for exercise of stock options	155,002	155	57,096	–	–	57,251
Vested restricted stock units	792,460	792	(792)	–		–
Stock-based compensation	–	–	382,967	–		382,967
BALANCES, JUNE 30, 2011	13,647,376	$13,647	$8,387,136	$29,664	$(4,259,112)	$4,171,335

See accompanying notes to consolidated financial statements

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended June 30,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$1,697,127	$(3,618,812)
Adjustments to reconcile net income (loss)
to net cash (used in) provided by operating activities:
Depreciation and amortization	370,674	687,544
Stock-based compensation expense	382,967	587,665
Deferred income taxes	(1,713,610)	1,936,415
Impairment charge	126,258	–
Provision for inventory obsolescence	–	(45,475)
Provision (recovery) of allowance for returns and doubtful accounts	(188,680)	102,474
Amortization of debt discount on convertible debt	255,377	146,453
Loss on change in fair value of warrant liabilities	–	38
Net gain on sale of toner business	(2,495,246)	–
Net gain on litigation settlement	(2,100,946)	–
Changes in operating assets and liabilities :
Accounts receivable	2,736,994	663,746
Inventories	245,826	972,569
Current and long-term income taxes receivable/payable	50,506	(30,249)
Prepaid expenses and other assets	30,122	232,123
Accounts payable	(1,004,376)	72,298
Accrued compensation and benefits	(481,678)	(140,443)
Leases payable	536,757	–
Accrued product warranties	(298,734)	(4,030)
Other accrued expenses and current liabilities	(223,937)	(678,404)
Deferred rent liability	(58,010)	(63,863)
Deferred revenue	(20,097)	(227,690)
Deferred taxes	–	78,441
Net cash provided (used) in operating activities	(2,152,706)	670,800

CASH FLOWS FROM INVESTING ACTIVITIES:
Increase in restricted cash	(1,100,000)	–
Decrease in restricted cash	40,629	–
Purchases of property and equipment	(237,498)	(442,688)
Proceeds from litigation settlement	4,950,000	–
Proceeds from sale of operating toner business	11,042,500	–
Net cash provided (used) in investing activities	14,695,631	(442,688)

CASH FLOWS FROM FINANCING ACTIVITIES:
Decrease in restricted cash	87,843	53,058
Bank line of credit repayments	(840,863)	(408,269)
Bank term loan repayments	(1,500,000)	–
Capital lease obligation repayments	–	(69,815)
Repayment of 10% subordinated debt	(1,250,000)	–
Payment of cash dividends	(5,329,540)	–
Proceeds from issuance of common stock, net	57,251	–
Net cash used in financing activities	(8,775,309)	(425,026)
Effect of exchange rate changes on cash and cash equivalents	27,315	(36,077)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,794,931	(232,991)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	317,611	550,602

CASH AND CASH EQUIVALENTS, END OF YEAR	$4,112,542	$317,611

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$201,796	$301,023
Income taxes refunded	$(44,500)	$(28,104)

See accompanying notes to consolidated financial statements

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – BASIS OF PRESENTATION AND DISCONTINUED OPERATIONS:

Basis of Presentation – The consolidated financial statements include the accounts of Media Sciences International, Inc., a Delaware corporation, and its subsidiaries (collectively referred to as the “Company” or “Media Sciences”) and have been prepared in United States dollars, and in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Unless otherwise indicated, references in the consolidated financial statements and these notes to 2011 and 2010 are to the Company’s fiscal years ended June 30, 2011 and 2010, respectively.

Nature of Business and Discontinued Operations – Media Sciences International, Inc. is a holding company which conducts its business through its operating subsidiaries.  The Company was a manufacturer of business color printer supplies and industrial ink applications, which the Company distributed through a distribution channel and direct to original equipment manufacturers.  On November 8, 2010, the Company elected to discontinue selling toner related products and sold substantially all of its toner assets to Katun Corporation and one of its subsidiaries, including inventory, fixed assets and intangibles, as well as its business name and trademarks, for approximately $11 million cash of which the net carrying amount of these assets was $7.9 million.  Of the purchase price approximately $1.1 million is to be held in escrow for a fifteen month period to cover certain indemnity claims.  Certain indemnity claims are limited to no more than $2.0 million dollars for a three year time period after which there is no indemnity coverage.  Katun has filed claims against the escrow for $40,876 which have been settled.  Additional claims have been raised, which the Company expects to settle for an additional $192,500.  The Company has accrued for these expected, additional claims.  These settlements have been reflected as a reduction in the net gain on the transaction.  The Company subsequently entered into a licensing arrangement with Katun whereby it could continue to use the Company’s corporate name and other intellectual property.  The Company recorded a net gain from the transaction of $2,495,246 (net of a tax provision of $426,387).  The Company has reclassified all of its activity related to the toner business as discontinued operations for all periods presented prior to the sale.

In connection with the transaction the Company terminated 29 employees and accepted the resignations of the Company’s Chief Executive Officer and Chief Financial Officer.  The Company incurred total severance expense in the amount of $1,682,427, all of which has been paid.

Upon the completion of the sale to Katun, the Company entered into a three year distribution agreement with Katun whereby Katun became the exclusive worldwide distributor of all of the Company’s solid ink products.  The distribution agreement was terminated effective April 22, 2011.  The Company recorded an early termination penalty of $250,000 in the fourth quarter of fiscal 2011, which was expensed in discontinued operations.

On April 22, 2011, Media Sciences International, Inc., Media Sciences, Inc. and Xerox Corporation entered into an agreement settling a patent infringement lawsuit before the United States District Court for the Southern District of New York, Case No. 06CV4872.  Under the terms of the settlement, all claims of the parties in the litigation were resolved by the exchange of releases that the Company received from Xerox and that the Company provided to Xerox, and additional consideration exchanged between the parties.  The settlement agreement was deemed entered into and became effective on April 22, 2011, and the parties agreed to apply for an order granting consent dismissal of the litigation.  Under the terms of the settlement, the parties resolved, on mutually agreeable terms, infringement claims on certain Xerox-held patents related to the shape of the ink sticks, and the parties exchanged certain other business and financial considerations.  The Company has delivered to Xerox certain inventory and assets related to industrial ink and has assigned certain patent and other intellectual property rights to Xerox.  The Company has ceased manufacturing its inks for use in Xerox color printers and has effectively exited the ink business.  Each party bore its own fees, costs and expenses relating to the litigation.  The gain from the settlement included settlement proceeds from Xerox of $4,950,000, plus transition service fees of $134,660 and less the net carrying amount of assets of $2,624,705.  The Company recorded a net gain from the transaction of $2,100,946 (net of a tax provision of $359,009) after netting the carrying amount of the ink business assets of $2,624,705 against the cash settlement proceeds.  The Company has reclassified all of its activity related to the ink business as discontinued operations for all periods presented prior to the settlement.

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – BASIS OF PRESENTATION AND DISCONTINUED OPERATIONS (CONTINUED):

Assets of discontinued operations are summarized as follows:

	June 30, 2011	June 30, 2010
Accounts receivable, net	$126,604	$2,674,918
Inventories, net	–	5,465,187
Prepaid assets	–	39,418
Property and Equipment, net	–	1,793,452
Goodwill, net	–	3,584,231
Assets of discontinued operations	$126,604	$13,557,206

Liabilities of discontinued operations are summarized as follows:

	June 30, 2011	June 30, 2010
Accounts payable	$56,363	$866,185
Accrued compensation and benefits	47,941	351,280
Accrued product warranty	133,814	432,548
Other accrued expenses and other current liabilities	148,132	338,542
Deferred revenue	–	20,097
Liabilities of discontinued operations	$386,250	$2,008,652

Summarized statements of operations data for discontinued operations are as follows:

	Year ended June 30,
	2011	2010
Net sales:
Toner	$3,987,467	$12,826,226
Ink	7,618,788	9,115,704
Net Sales	$11,606,255	$21,941,930

Pre-tax income (loss)from discontinued operations	$(517,742)	$932,548
Income tax benefit (expense)	75,560	(373,019)
Income (loss) from discontinued operations	(442,182)	559,529
Net gain on sale of toner business, net of taxes	2,495,246	–
Net gain on litigation settlement, net of taxes	2,100,946	–
Income from discontinued operations, net of income taxes	$4,154,010	$559,529

The Company is no longer actively engaged in any material operations and the Board of Directors has been investigating business alternatives, including a plan of liquidation proposal for shareholder vote at a meeting of shareholders.  There can be no assurances, however, that any such proposal will be made and/or approved or if made and approved, the ultimate amount of net assets available for distribution to shareholders.

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Estimates and Uncertainties – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  The Company’s most significant estimates and assumptions made in the preparation of the financial statements relate to income taxes, income tax valuation allowances, product warranty costs and certain accrued expenses.  Actual results, as determined at a later date, could differ from those estimates.

Reclassifications – Certain reclassifications of prior year amounts have been made to conform to the current year presentation.

Principles of Consolidation – All significant intercompany balances and transactions have been eliminated in consolidation.

Fair Value Measurements – The Company measures fair value in accordance with authoritative guidance for fair value measurements, which defines fair value, establishes a framework and gives guidance regarding the methods used for measuring fair value, and expands disclosures about fair value measurements.  The authoritative guidance defines fair value as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants.  As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, there exists a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

•	Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access as of the measurement date.

•	Level 2 – inputs other than quoted prices included within Level 1 that are directly observable for the asset or liability or indirectly observable through corroboration with observable market data.

•	Level 3 – unobservable inputs for the asset or liability only used when there is little, if any, market activity for the asset or liability at the measurement date.

This hierarchy requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value.

Recurring Fair Value Estimates – The Company’s recurring fair value measurements at June 30, 2010 were as follows:
	Fair Value as of June 30, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Increases (decreases) during the twelve months ended June 30, 2010
Liabilities:
Warrant obligations	–	–	–	–	$(38)

These warrant obligations were settled on March 30, 2010 in the transaction described in Note 4 with the holders of the Company’s convertible debt.

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 –SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Recurring Level 3 Activity, Reconciliation and Basis for Valuation – The table below provides a reconciliation of the beginning and ending balances for the major classes of assets and liabilities measured at fair value using significant unobservable inputs (Level 3).

Changes in our Fair Value Measurements Using Significant Unobservable Inputs (Level 3):

Increases (decreases)
Liabilities:
Balance as of July 1, 2009	$6,780
Increase in fair value of warrants	38
Fair value of warrants reclassified to equity at March 30, 2010	(6,818)
Balance as of June 30, 2010	$–

The fair value of each warrant group is estimated using the Black-Scholes option pricing model with the following weighted average assumptions as of (number of warrants in thousands):

	July 1, 2009		March 30, 2010
Number of warrants	1,515		1,515
Exercise price	$1.65		$1.65
Risk free interest rate	1.53%		1.50%
Expected warrant lives in years	2.9		2.8
Expected volatility	74%		74%
Expected dividend yields	None		None
Fair value per share	$0.005		$0.005
Common stock price	$0.17	(a)	$0.195	(a)
Fair value of warrants	$6,780		$6,818

(a)
Due to the low average daily trading volume of our common stock, we have discounted the common stock price in the Black-Scholes valuation model to reflect the adverse impact on our share price which would result from a dramatic increase in the number of shares of our common stock outstanding upon the exercise of these warrants.

Fair Value of Financial Instruments – The carrying value of cash and cash equivalents, restricted cash, accounts payable and short-term debt reasonably approximate their fair value due to the relatively short maturities of these instruments.  Long-term debt carrying values approximate their fair values at the balance sheet dates.  The fair value estimates presented herein were based on market or other information available to management.  The use of different assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

Cash Equivalents – All highly-liquid debt instruments with original or remaining maturities of less than three months at the date of purchase are considered to be cash equivalents.

Restricted Cash – At June 30, 2011 and 2010, restricted cash was $1,059,371 and $87,843, respectively.  The June 30, 2011 balance was restricted due to funds held in escrow in conjunction with an indemnity clause related to the sale of toner assets (see also Note 1).  The restricted cash is reflected in current assets in the consolidated balance sheet at June 30, 2011.  The June 30, 2010 balance was restricted due to regulatory restrictions impacting the availability of the funds during dissolution of the legal entity in China.  This restricted cash is reflected in prepaid expenses and other current assets in the consolidated balance sheet of June 30, 2010.

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 –SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Property and Equipment – Property and equipment are reported at cost, net of accumulated depreciation and amortization.  Depreciation of property and equipment is based on the straight-line method over the estimated useful lives of the assets, which are up to three years for furniture and equipment.

Impairment of Long-Lived Assets – The Company evaluates the carrying value of its long-lived assets with definite lives whenever events or changes in circumstances indicate that the carrying value of the asset may be impaired in accordance with the provisions of Accounting Standards Codification (“ASC”) Topic 360, “Accounting for the Impairment or Disposal of Long-Lived Assets.”  An impairment loss is recognized when estimated future cash flows expected to result from the use of the asset including disposition are less than the carrying value of the asset.  As a result of discontinuing substantially all of our operations, certain remaining long-lived assets were classified as held for sale and were reduced to estimated fair market value less cost to sell.  Impairment adjustments to these long-lived assets were $126,258 and $0 during the years ended June 30, 2011 and 2010, respectively and are included in selling, general and administrative expenses on the accompanying statements of operations.  See Note 9.

Contingencies and Litigation – The Company is subject to the possibility of losses from various contingencies. Considerable judgment is necessary to estimate the probability and amount of any loss from such contingencies.   An accrual is made in the period in which it becomes probable that a liability has been incurred or an asset has been impaired and the amount of loss can be reasonably estimated.  With respect to litigation, the Company assesses the adequacy of any loss provisions based on the impact of negotiations, settlements, rulings, advice of legal counsel and other information and events pertaining to a particular case.  Based on experience, the Company believes that damage amounts claimed in the specific matters are not a meaningful indicator of the Company’s potential liability.  Litigation is inherently unpredictable.  Accordingly, it is possible that cash flows or results of operations could be materially and adversely affected in any particular period by the unfavorable resolution of a contingency or because of the diversion of management’s attention and the creation of significant expenses.

Concentrations of Credit Risk – Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and cash equivalents.  The Company from time to time may invest its cash indirectly in a variety of money-market instruments, including, but not limited to, commercial paper, repurchase agreements, variable rate obligations, certificates of deposit, United States Treasury and agency securities.  The Company also maintains cash balances with financial institutions which are insured by the Federal Deposit Insurance Corporation up to $250,000 each.  At various times during the year, such balances do exceed the FDIC limit.  The Company has not experienced any credit losses with respect to its cash and cash equivalent assets.

Product Warranty – The Company warranties its products’ suitability for use in the intended printer models and that its products are free of defects that could cause damage to these printers. The Company continues to retain the product warranty policy and liability for the products it manufactured prior to the sale of the toner business and the exit from the solid ink business, the accrual for which is included in liabilities of discontinued operations.  Costs covered under the product warranty include customary charges for the repair or replacement of the printer with an equivalent new or refurbished printer, at the Company’s sole discretion.  The warranty does not cover damage to the product or a printer caused by accident, abuse, misuse, natural disaster, human error, unauthorized disassembly, repair, or modification.  The Company accounts for the estimated warranty cost as a charge to product warranty.  The Company’s estimated warranty liability is based on historic product performance and program expense.  The Company updates its warranty program estimates, based on actual experience, every quarter.  The actual product performance and/or program expense profiles may differ, and in those cases the Company adjusts warranty accruals accordingly (see Note 7 “Product Warranty Expenses”).

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 –SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Deferred Rent Liability – Rent expense related to operating leases where scheduled rent increases exist is determined by expensing the total amount of rent due over the life of the operating lease on a straight-line basis.  The difference between the rent paid under the terms of the lease and the rent expensed on a straight-line basis is included in deferred rent liability on the accompanying consolidated balance sheets.

Employee Benefit Plan – The Company maintains defined contribution plans for eligible employees, as defined.  The U.S. plan allows for employee contributions to be matched by the Company.  The U.K. plan is 100% Company funded.  The Company’s contributions for 2011 and 2010 were $38,000 and $47,000, respectively.

Income Taxes – The Company recognizes deferred tax assets, net of applicable valuation allowances, related to net operating loss carry-forwards and certain temporary differences and deferred tax liabilities related to certain temporary differences.  The Company recognizes a future tax benefit to the extent that realization of such benefit is considered to be more likely than not.  This determination is based primarily on projected taxable income.

Otherwise, a valuation allowance is applied.  To the extent that the Company’s deferred tax assets require valuation allowances in the future, the recording of such valuation allowances would result in an increase to its tax provision in the period in which the Company determines that such a valuation allowance is required.

Accounting for Stock-Based Compensation Plans – The Company accounts for stock-based compensation using the provisions of ASC 718, “Compensation – Stock Compensation”, which establishes accounting for stock-based awards exchanged for employee services.  Stock-based compensation cost is measured at grant date, based on the fair value of the award, and is recognized as expense over the employee’s requisite service period.

Accumulated Other Comprehensive Income (loss) and Foreign Currency Translation – Assets and liabilities of the Company’s United Kingdom subsidiary have been translated at current exchange rates, and related revenues and expenses have been translated at average rates of exchange in effect during the period.  The functional currencies of the Company’s foreign subsidiaries are as follows:  Media Sciences UK, Ltd., the British Pound, Media Sciences (Dongguan) Company Limited, the Chinese Yuan, and Media Sciences Hong Kong Co. Ltd., the Hong Kong Dollar.  Cumulative translation adjustments have been classified within accumulated other comprehensive income, which is a separate component of shareholders’ equity.  Foreign currency transaction gains and losses are recorded as a component of selling, general and administrative expense.   Other comprehensive income (loss) represents net income (loss) and currency translation adjustments.

Recent Accounting Pronouncements

In April 2010, the FASB issued ASU No. 2010-13, Compensation-Stock Compensation (Topic 718).  This ASU provides amendments to Topic 718 to clarify that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity’s equity securities trades should not be considered to contain a condition that is not a market, performance, or service condition.  Therefore, an entity would not classify such an award as a liability if it otherwise qualifies as equity.  This standard is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010.  The Company does not expect this guidance to have an impact on our financial position, results of operations and cash flows.

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 –SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

In June 2011, the FASB issued Update No. 2011-05, Comprehensive Income (Topic 220):  Presentation of Comprehensive Income.  This update eliminated the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity.  The amendments require that all nonowner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  This standard becomes effective for fiscal years, and interim periods within those years beginning on or after December 15, 2011.  We are currently evaluating the impact of the implementation of this guidance on our consolidated financial statements.

Earnings (Loss) Per Share – Basic earnings (loss) per common share is computed using the weighted average number of common shares outstanding.  Diluted earnings (loss) per common share is computed using the weighted average number of shares outstanding as adjusted for the incremental shares attributable to the assumed exercise of outstanding options and warrants to purchase common stock, and other potentially dilutive securities.

The following table sets forth the computation of the basic and diluted earnings (loss) per common share:

	Year Ended June 30,
	2011	2010
Numerator for basic and diluted:
Loss from continuing operations	$(2,456,883)	$(4,178,341)
Income from discontinued operations	$4,154,010	$559,529
Net income (loss)	$1,697,127	$(3,618,812)

Denominator :
For basic loss per common share - weighted average shares outstanding	13,170,887	12,192,419
Effect of dilutive securities - stock options, restricted stock units and warrants	–	–
For diluted loss per common share - weighted average shares outstanding adjusted for assumed exercises	13,170,887	12,192,419

Basic earnings (loss) per share
Loss from continuing operations	$(0.19)	$(0.34)
Income from discontinued operations	$0.32	$0.04
Net income (loss)	$0.13	$(0.30)

Diluted earnings (loss) per share
Loss from continuing operations	$(0.19)	$(0.34)
Income from discontinued operations	$0.32	$0.04
Net income (loss)	$0.13	$(0.30)

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 –SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

The following options to purchase common stock were excluded from the computation of diluted earnings per share for the years ended June 30, 2011 and 2010 as the Company was in a net loss position from continuing operations and all potential common shares derived from stock options would have had an anti-dilutive effect.

	Year Ended June 30,
	2011	2010
Anti-dilutive options	493,999	769,471

NOTE 3 – PROPERTY AND EQUIPMENT:

		As of June 30,
		2011	2010
Property and Equipment, net	Useful Lives
Equipment	0 - 3 years	$771,331	$770,258
Furniture and fixtures	0 - 3 years	111,077	113,282
Automobiles	0 years	30,434	30,434
Leasehold improvements	0 years	8,239	8,239
Tooling and molds	0 years	13,084	13,084
		934,165	935,297
Less: Accumulated depreciation and amortization		905,880	876,618
		$28,285	$58,679

NOTE 4 – DEBT:

The Company’s indebtedness under secured commercial loan agreements consisted of the following:

	Year Ended June 30,
	2011	2010

Bank term notes	$–	$1,500,000
Bank line of credit	–	840,863
Less: current maturities	–	–
Long-term debt	$–	$2,340,863
Total bank debt	$–	$2,340,863

On November 8, 2010, as a result of the sale of the Company’s toner business as more fully disclosed in Note 1, the Company terminated and repaid all of its outstanding balance under its revolving credit facility with Sovereign Bank.  The facility was previously amended on September 27, 2010 so as to terminate on October 1, 2011.  The advance limit under the line of credit was the lesser of: (a) $4,000,000; or (b) up to 80% of eligible domestic accounts receivable and up to the lesser of $1,000,000 or 75% of eligible foreign receivables plus up to the lesser of: (i) $2,500,000; or (ii) 50% of eligible inventory; or (iii) 60% of the maximum amount available to be advanced under the line.  The line of credit was collateralized by a first priority security interest in substantially all of the Company’s U.S. based assets and its foreign receivables and required payments of interest only through the facilities three year term.

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 – DEBT (CONTINUED):

The interest rate on the term note and the line of credit varied based on the bank’s prime rate and was equal to the greater of the bank’s prime rate plus 4% or 8%. The revolving loan could have been converted into one or more term notes upon mutual agreement of the parties.  The Company, on February 12, 2008, entered into a non-amortizing term note with the bank in the amount of $1,500,000, due October 1, 2011.  On November 8, 2010, the term note was repaid.  At June 30, 2010, the note had a principal balance of $1,500,000.  As of June 30, 2010, the Company had an outstanding balance of $840,863 under the revolving line.

The Company’s credit facilities were subject to financial covenants.  These financial covenants included monitoring a ratio of debt to tangible net worth and an ebitda or a fixed charge coverage ratio, as defined in the loan agreements.  At June 30, 2010, the Company was not in compliance with its fixed charge coverage ratio covenant, which was waived by the bank via an amendment dated September 27, 2010.

Convertible Debt

On September 24, 2008, the Company completed a $1,250,000 convertible debt financing with MicroCapital Fund, LP and MicroCapital Fund, Ltd. (“MicroCapital”).  The Company issued three year notes, bearing interest at 10% payable quarterly and convertible into shares of the Company’s common stock at $1.65 per share. The Company also issued (a) five year warrants to purchase 378,787 shares of the Company’s common stock at $1.65 per share, and (b) three year warrants allowing MicroCapital to repeat its investment up to $1,250,000 on substantially the same terms and conditions.

The various elements of the September 24, 2008 transaction were recorded on a relative fair value basis in accordance with authoritative guidance.  The $486,615 fair value of the warrants and the debt’s beneficial conversion feature was recorded to equity and as a debt discount to the value of the convertible note.  This discount was being amortized using the effective interest method over the three year term of the convertible note.  Amortization of debt discount on the convertible note payable amounted to $255,377 and $146,453, respectively, for the years ended June 30, 2011 and 2010, respectively.  The remaining unamortized discount was $255,377 at June 30, 2010.

On March 30, 2010, the Company entered into agreements with MicroCapital, whereby certain terms and conditions of the 10% convertible notes issued on September 24, 2008, were modified and all of the warrants issued and contingently issuable to MicroCapital were repurchased and cancelled.  Modifications to the terms and conditions of the 10% convertible notes included elimination of convertibility of the notes and anti-dilution provisions.  At June 30, 2010, as a result of the transaction, the MicroCapital debt was reflected as 10% subordinated unsecured debt.

Before the transaction, 2,272,726 shares of the Company’s common stock were issuable or contingently issuable.  In consideration of the modifications of the loans and the repurchases of the warrants, 400,000 shares of the Company’s common stock were issued.  On April 20, 2010, the Company filed a registration statement covering the resale of the shares of common stock issued in the transaction.

On May 19, 2011, the subordinated debt with MicroCapital was paid in full and thus the agreements were terminated.

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 – STOCK-BASED COMPENSATION:

The effect of recording stock-based compensation for the years ended June 30, 2011 and 2010 was as follows:

	Year ended June 30,
	2011	2010
Stock-based compensation expense by type of award:
Employee stock options	$138,794	$278,758
Employee restricted stock units	156,924	220,031
Non-employee director restricted stock units	87,249	99,570
Amounts capitalized in inventory	–	(10,694)
Total stock-based compensation expense	$382,967	$587,665
Tax effect of stock-based compensation recognized	(124,310)	(197,293)
Net stock-based compensation expense recognized in 2011 and 2010	$258,657	$390,372

As of June 30, 2011, the unrecognized stock-based compensation balance was $0 after estimated forfeitures.

During the year ended June 30, 2011, the Company granted 100,002 stock options with an estimated total grant-date fair value of $12,780 after estimated forfeitures.  During the same period, the Company granted 200,000 shares of restricted stock with a grant date fair value of $34,772 after estimated forfeitures.

During the year ended June 30, 2010, the Company granted 45,000 stock options with an estimated total grant-date fair value of $6,814 after estimated forfeitures.  During the same period, the Company granted 592,000 shares of restricted stock with a grant date fair value of $248,960 after estimated forfeitures.

Valuation Assumptions.  The Company estimates the fair value of stock options using a Black-Scholes option-pricing model, consistent with the provisions of ASC 718.  The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model and the straight-line attribution approach with the following weighted-average assumptions without regard to estimated forfeitures:

	Year Ended June 30,
	2011	2010
Risk-free interest rate	1.7%	2.3%
Dividend yield	0.0%	0.0%
Expected stock price volatility	64%	64%
Average expected life of options	4.75 years	4.5 years

The Company used its historical stock price volatility to compute the expected volatility for purposes of valuing stock options expense.  The Company is using the simplified method for determining the expected life of the options.  Under this method, the Company calculates the expected term of an option grant by averaging its vesting and contractual term.  Based on studies of the Company’s historic actual option terms, compared with expected terms predicted by the simplified method, the Company has concluded that the simplified method yields materially accurate expected term estimates.  The Company estimates its applicable risk-free rate based upon the yield of U.S. Treasury securities having maturities similar to the estimated term of an option grant, adjusted to reflect its continuously compounded “zero-coupon” equivalent.

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 – STOCK-BASED COMPENSATION (CONTINUED):

Equity Incentive Program.  The Company’s equity incentive program is a broad-based, long-term retention program that is intended to attract and retain qualified management and technical employees, and align stockholder and employee interests.  The equity incentive program consists of three plans (the “Plans”): the Company's 1998 Incentive Plan (the “1998 Plan”); the Company’s 2006 Stock Incentive Plan (the “2006 Plan”); and the Company’s 2009 Stock Incentive Plan (the “2009 Plan”).  Under these Plans, non-employee directors, officers, key employees, consultants and all other employees may be granted options to purchase shares of our stock, restricted stock units and other types of equity awards.  The stock options (which may be “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended) entitle the holder to purchase shares of the Company’s common stock for up to ten years from the date of grant (five years for persons owning more than 10% of the total combined voting power of the Company) at a price not less than the fair market value (110% of fair market value for persons owning more than 10% of the combined voting power of the Company) of the common stock on the date of grant.  In general, any employee, director, officer or exclusive agent of, or advisor or consultant to, the Company or a related entity, is eligible to participate in the Plan.  Vesting periods, if any, are determined by the Board of Directors.  The outstanding option grants vest over periods not exceeding five years.  The stock options are nontransferable, except upon death.

Under the Plans, stock options generally have a vesting period of three to five years, are exercisable for a period not to exceed ten years from the date of issuance and are not granted at prices less than the fair market value of the Company’s common stock at the grant date.  Restricted stock units may be granted with varying service-based vesting requirements.

Under the Company’s 1998 Plan, 1,000,000 common shares were authorized for issuance.  On June 17, 2008 the Company’s 1998 Plan ended and therefore no further awards may be made under the plan. As of June 30, 2011, 323,385 shares were issued as a result of awards of options or other equity instruments under the 1998 Plan. Under the Company’s 2006 Plan, 1,000,000 common shares are authorized for issuance.  As of June 30, 2011, 716,539 common shares were issued as a result of awards of options or other equity instruments under the 2006 Plan, leaving 283,461 available for future issuance.  Under the Company’s 2009 Plan, 1,250,000 common shares are authorized for issuance.  As of June 30, 2011, 1,062,002 common shares were issued as a result of awards of options or other equity instruments under the 2009 Plan, leaving 187,998 shares available for future issuance.

The following table summarizes the combined stock option plan and non-plan activity for the indicated periods:

	Number of Shares	Weighted Average Exercise Price

Balance outstanding at June 30, 2009	1,085,216	$3.41
Year ended June 30, 2010:
Options granted	45,000	.42
Options exercised	–	–
Options cancelled/expired/forfeited	(53,088)	3.98
Balance outstanding at June 30, 2010	1,077,128	$3.25
Year ended June 30, 2011:
Options granted	100,002	.34
Options exercised	(155,002)	.37
Options cancelled/expired/forfeited	(448,795)	3.68
Balance outstanding at June 30, 2011	493,999	$3.23

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 – STOCK-BASED COMPENSATION (CONTINUED):

The options outstanding and exercisable at June 30, 2011 were in the following exercise price ranges:

Options Outstanding				Options Exercisable
Range of Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life-Years	Weighted Average Exercise Price	Number Vested and Exercisable	Weighted Average Exercise Price

$0.50 to $0.85	11,000	1.9	$.73	11,000	$.73
$1.00 to $2.00	145,604	2.2	1.92	145,604	1.92
$2.01 to $6.30	337,395	3.7	3.87	337,395	3.71
	493,999	3.2	$3.23	493,999	$3.23

At June 30, 2011, none of the Company’s exercisable options were “in-the-money.”   Accordingly, all outstanding and exercisable options at that date had no aggregate intrinsic value.

The weighted average grant date fair value of options, as determined under ASC Topic 718, granted during the year ended June 30, 2011 and 2010 was $0.34 and $0.22 per share, respectively.

The total intrinsic value of options exercised during the years ended June 30, 2011 and 2010 was $0 and $0, respectively.  The total cash received from employees as a result of employee stock option exercises during the years ended June 30, 2011 and 2010 was $57,251 and $0, respectively.  In connection with these exercises, the tax benefits realized by the Company for the years ended June 30, 2011 and 2010 were $0 and $0, respectively.

The Company settles employee stock option exercises with newly issued common shares.

Restricted Stock Units. During the year ended June 30, 2011, the Company’s Board of Directors approved the grant of 200,000 shares of restricted stock units to senior management.  These restricted stock units vested during the year as a result of the change in control clause in the restricted stock agreements.  The value of the restricted stock units is based on the closing market price of the Company’s common stock on the date of award.  The total grant date fair value of the restricted stock units granted during the year ended June 30, 2011 was $34,772 after estimated forfeitures.  Stock based compensation cost for restricted stock units for the year ended June 30, 2011 was $244,173.

During the year ended June 30, 2010, the Company’s Board of Directors approved the grant of 340,000 shares of restricted stock units to senior management and 252,000 shares to non-employee directors.  These restricted stock units generally vest in equal installments on the first, second and third anniversaries of the grant date for senior management.  The restricted stock units for non-employee directors vest over two years from the grant date.  The value of the restricted stock units is based on the closing market price of the Company’s common stock on the date of award.  The total grant date fair value of the restricted stock units granted during the year ended June 30, 2010 was $242,940 after estimated forfeitures.  Stock based compensation cost for restricted stock units for the year ended June 30, 2010 was $319,601.

As of June 30, 2011, there was $0 remaining of total unrecognized deferred stock-based compensation related to non-vested restricted stock units granted under the Plans.

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 – STOCK-BASED COMPENSATION (CONTINUED):

For substantially all restricted stock grants, at the date of grant, the recipient has all rights of a stockholder, subject to certain restrictions on transferability and a risk of forfeiture.  These restricted stock grants generally vest in equal installments over one to five years from the date of grant.  These restricted stock units are included in the calculation of diluted earnings per share utilizing the treasury stock method.  All restricted stock grants are approved by the Compensation Committee of the Board of Directors.

The following table summarizes the Company’s restricted stock unit activity for the indicated periods:

	Number of Shares	Grant Date Fair Value	Weighted Average Grant Date Fair Market Value Per Share
Balance unvested at June 30, 2009	625,791	$773,510	$1.24
Year ended June 30, 2010:
Restricted stock units granted	592,000	312,110	0.53
Restricted stock units vested	(527,948)	(513,425)	0.97
Restricted stock units cancelled/forfeited	(97,383)	(115,866)	1.19
Balance unvested at June 30, 2010	592,460	$456,330	$0.77

Year ended June 30, 2011:
Restricted stock units granted	200,000	50,025	0.25
Restricted stock units vested	(792,460)	(506,355)	0.64
Restricted stock units cancelled/forfeited	–	–	–
Balance unvested at June 30, 2011	–	$–	$–

NOTE 6 – COMMITMENTS, LITIGATION AND CONTINGENCIES:

Litigation – At June 30, 2011, the Company was not a party to any material pending legal proceeding, other than ordinary routine litigation incidental to its business.

Leases – We lease our premises under an operating lease agreement which terminates in October 2011 and equipment under operating leases that expire through 2013.

Effective June 30, 2011, as a result of the discontinued operations as discussed in Note 1, the Company completed an agreement to terminate the lease of our premises for $500,000, which required that the premises be surrendered by October 31, 2011 or sooner.  Real estate taxes and property taxes shall be the Company’s responsibility through the surrender date.  The termination fee is included in discontinued operations in the accompanying statement of operations.  This amount was paid in July 2011.

In January 2008, the Company entered in an operating lease agreement, covering various equipment used for research and development activities.  The lease requires monthly payments of $6,126 for 48 months.

In June 2010, the Company entered in an operating lease agreement, covering an automobile used for CEO transportation.  The automobile is currently in use by the ex-CEO and now current Board Member, who reimburses the Company for the expense on a monthly basis.  The lease requires monthly payments of $980 for 36 months.

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 – COMMITMENTS, LITIGATION AND CONTINGENCIES (CONTINUED):

One November 8, 2010, the Company entered into a consulting agreement with Mr. Levin, ex-CEO.  The service term was through March 31, 2011.  Subject to any restrictions placed upon Mr. Levin by future employment,  Mr. Levin agreed to hold himself available to provide additional consulting services after March 31, 2011.  The compensation for the consulting term was in the amount of $150,000 and at the rate of $1,000 per day for additional services.  The consulting agreement permitted Mr. Levin to enter full time employment with a third party after January 31, 2011.  Total consulting services fees paid to Mr. Levin in fiscal 2011 were $169,000.

Future minimum lease payments are as follows:

Operating
Year Ending June 30,	Leases
2012	$48,516
2013	10,780
2014	–
2015	–
2016	–
Total future minimum lease payments	$59,296

Rent expense was $370,711, net of $226,900 of sublease rents, for the year ended June 30, 2011, and $510,600, net of $243,400 of sublease rents, for the year ended June 30, 2010.

NOTE 7 – PRODUCT WARRANTY EXPENSES:

The Company provides a warranty for all of its consumable supply products.  The Company’s warranty stipulates that it will pay reasonable and customary charges for the repair of printers requiring service as a result of using the Company’s products.  The Company estimates warranty costs that may be incurred and records a liability in the amount of such costs at the time product revenue is recognized.  Factors that may affect the warranty obligation reserve include the volume of products shipped to customers, historical and anticipated rates of warranty claims and expected cost per claim.  The Company periodically assesses the adequacy of its recorded warranty reserve.  The Company continues to warrant its products sold prior to discontinuing its operations (see Note 1) and did not sell the liability with the respect to those operations.  This liability relates exclusively to operations which have been discontinued and the liability is included in liabilities of discontinued operations on the accompanying consolidated balances sheets.

Changes in accrued product warranty reserve for the years ended June 30, 2011 and 2010 are as follows:

	Year Ended June 30,
	2011	2010
Warranty reserve at the beginning of the year	$432,548	$436,578

Warranties accrued during the period	548,064	1,893,161
Warranties settled during the period	(846,798)	(1,897,191)
Net change in warranty reserve	(298,734)	(4,030)

Warranty reserve at the end of the year	$133,814	$432,548

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 – INCOME TAXES:

The components of provision (benefit) for income taxes are summarized as follows:

	Year Ended June 30,
	2011	2010
Current:
Federal	$–	$–
State	6,240	4,160
Foreign	–	22,472
Total Current	$6,240	$26,632
Deferred:
Federal	$(1,388,698)	$1,592,717
State	(245,064)	(55,953)
Foreign	–	–
Total Deferred	(1,633,762)	1,536,764
Income tax expense (benefit)	$(1,627,522)	$1,563,396

A reconciliation of the total income tax benefit provided at the federal statutory rate (34%) to the income tax expense recorded is as follows:

	Year Ended June 30,
	2011	2010
Expected income tax benefit	$(1,388,698)	$(889,081)
State income taxes (net of federal benefit)	(238,824)	4,160
Valuation allowance	–	2,425,845
Other (including permanent differences)	–	22,472
	$(1,627,522)	$1,563,396

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 – INCOME TAXES (CONTINUED):

Significant components of the Company’s deferred tax assets and liabilities are as follows:

	As of June 30,
	2011	2010
Deferred tax assets:
Accounts receivable	$–	$75,359
Inventories	–	230,296
Deferred compensation	20,165	569,122
Deferred rent liability	–	11,380
Accruals and reserves	53,445	177,296
Net operating loss carry-forwards	2,685,457	3,205,242
Federal and state credits	416,032	416,032
Other	–	–
Total deferred tax assets	$3,175,100	$4,684,727

Valuation allowance	(3,151,810)	(4,433,445)

Deferred tax liabilities:
Intangible assets	$–	$(924,801)
Fixed assets	–	(178,452)
Other	–	(52,951)
Total deferred tax liabilities	$–	$(1,156,204)

Net deferred tax assets (liabilities)	$23,290	$(904,922)

At June 30, 2011, the Company has available Federal net operating loss carry-forwards of approximately $6,700,000 which will begin to expire as of June 30, 2028 and state net operating loss carry-forwards of approximately $8,100,000 which will begin to expire in the years ending June 30, 2011 through June 30, 2016.

Based on our projection of taxable income and tax planning strategies, along with the recurrence of substantial losses before income taxes for the past three fiscal years, the Company has determined that it is more likely than not that it will be unable to utilize substantially all of its deferred tax assets.  As a result, a valuation allowance has been recorded against substantially all of the deferred tax assets.  The Company has recorded a deferred tax liability for indefinite-lived intangibles at June 30, 2010.

The Company has released its reserves for uncertain tax positions.  The reserves are no longer required as the future tax benefits were effectively written-off with the recording of the valuation allowance noted above.

The Company does not expect any material change in the amount of its uncertain tax positions.  The Company is not currently under audit in any of the jurisdictions in which it conducts operations.  Generally, all tax years prior to and including June 30, 2007 are closed under statute.

It is the Company’s continuing policy to account for interest and penalties associated with all of its income tax obligations as a component of income tax expense.  No interest or penalties were recognized as part of this provision during the twelve months ended June 30, 2011 and 2010.  No interest or penalties were reported in the balance sheet as of June 30, 2011 and 2010.

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 – IMPAIRMENT CHARGE:

In conjunction with the Company’s discontinued operations (see Note 1), several fixed assets, not directly related to those operations, are no longer being used.  These assets have been adjusted to reflect their estimated fair value less the cost to sell that the Company can obtain by selling these idle assets.  Sales of the majority of these assets occurred during the first quarter of 2012 and thus, the Company was able to determine the fair value of the assets impaired. The corresponding adjustment has been recorded as an impairment charge and has been accounted and recognized in accordance with the provision of ASC Topic 360, Property, Plant and Equipment.  During the year ended June 30, 2011, a charge totaling $126,258 was recognized to reflect the impairment of certain idle assets held for sale.  The impairment costs include $126,258 of non-cash charges associated with asset impairments, net of estimated recoveries.

Net Book Value		Fair Value at June 30, 2011
Assets	June 30, 2011	Level 1	Level 2	Level 3	Total gain /loss
Long-lived assets held for sale	$ 213,337	-	$ 87,079	-	$ (126,258)

NOTE 10 – ACQUISITION OF MASTER INK CO. LTD:

On April 27, 2010, the Company entered into an agreement to acquire Master Ink Co. Ltd., a China based manufacturer of toner cartridges, inkjet printer cartridges, inkjet refill kits and patented, next generation automatic ink refill systems.  The agreement with Master Ink Company, Ltd. and its affiliates was to acquire substantially all of Master Ink’s assets including its People’s Republic of China based manufacturing facility for $250,000 in cash, a $900,000 promissory note, and one million shares of common stock.  On November 8, 2010, it was mutually agreed to terminate the agreement and abandon all of the transactions contemplated.

ITEM 9.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Not applicable.

ITEM 9A.     CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

We have established disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the officers who certify the Company’s financial reports and to other members of senior management and the Board of Directors.  Our management, with the participation of our Principal Executive Officer and Chief Financial Officer, has evaluated the effectiveness of our disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) as of the end of the period covered by this report.  Based on such evaluation, our Principal Executive Officer and Chief Financial Officer has concluded that, as of such date, our disclosure controls and procedures are effective.

Management’s Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as defined in Rule 13a-15(f) of the Exchange Act.  Our management has conducted an evaluation of the effectiveness of our internal control over financial reporting based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.  Based on this evaluation, management has concluded that our internal control over financial reporting was effective as of June 30, 2011.  This annual report does not include an attestation report of our independent registered public accounting firm regarding internal control over financial reporting.  We were not required to have, nor have we engaged our independent registered public accounting firm to perform, an audit on our internal control over financial reporting pursuant to the rules of the Securities and Exchange Commission that permit us to provide only management’s report in this annual report.

Changes in Internal Control Over Financial Reporting

There were no changes in our internal control over financial reporting during the quarter ended June 30, 2011 that materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Limitations on Controls

Management does not expect that our disclosure controls and procedures or our internal control over financial reporting will prevent or detect all error and fraud.  Any control system, no matter how well designed and operated, is based upon certain assumptions and can provide only reasonable, not absolute, assurance that its objectives will be met.  Further, no evaluation of controls can provide absolute assurance that misstatements due to error or fraud will not occur or that all control issues and instances of fraud, if any, within the Company have been detected.

ITEM 9B.     OTHER INFORMATION

Not applicable.

PART III

ITEM 10.	DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Our Management

The persons listed in the table below are our present directors and executive officers as of September 21, 2011.

Name	Age	Position
Denise Hawkins	42	President, Chief Financial Officer and Secretary
Willem van Rijn	62	Non-Executive Chairman and Director
Michael W. Levin	46	Director
Paul C. Baker	74	Director
Edwin Ruzinsky	78	Director
Henry Royer	79	Director
Dennis Ridgeway	62	Director

Management Profile

Denise Hawkins, President, Chief Financial Officer and Secretary:
Denise Hawkins has served as President since July 31, 2011, as Chief Financial Officer since January 2011, and as Secretary since July 2004.  Ms. Hawkins began her employment with the company in July 2001 as the Controller, and served as the principal financial officer from 2003 to March 2006 and from May 14, 2010 to July 6, 2010, and as Vice President from February 12, 2003 to July 31, 2011.  Prior to her position at Media Sciences, Ms. Hawkins was the Controller for NFK Excavating and Construction, Inc. (2000-2001), Horizon Medical Group, PC (1998-2000) and VAC Service Corp. (1992-1998).  Ms. Hawkins also held the following positions:  Staff Accountant for Alex Goldfarb, CPA PC (1990 to 1992) and Accountant in the Accounting Services Department for the State University of New York - The College at New Paltz (1989 to 1990).  In 1990, Ms. Hawkins graduated summa cum laude from the State University of New York-The College at New Paltz with a Bachelor of Science degree in Accountancy, and in 1998, she graduated from Marist College with a Masters in Business Administration in Finance.  Ms Hawkins is a member of the American Institute of CPAs, the New Jersey State Society of Certified Public Accountants, the Institute of Management Accountants and the Society for Human Resource Management, as well as a Certified Public Accountant and a Certified Management Accountant.  Ms. Hawkins also currently serves on the board of Helping Hands Christian Pre-School as Treasurer.

Willem van Rijn, Director:
Willem van Rijn became a director in May 2006 and was appointed non-executive Chairman of the Board in March 2008.  Mr. van Rijn is the Organization Director (COO) of Greenpeace International, the environmental NGO, based at its global headquarters in Amsterdam.  Prior to this, Mr. van Rijn has been Senior Advisor to the founder and management committee of Capco, an international operations and technology consulting and solutions firm, from 2002 to 2008.  From 1995 to 2002, Mr. van Rijn was a Senior Partner at PricewaterhouseCoopers Consulting, and its predecessor firm Coopers & Lybrand, where he served as the Managing Partner of the Japanese financial services consulting practice from 1998 to 2002, and of the global strategy and financial risk management consulting practices from 1995 to 1998. Mr. van Rijn’s business experience includes: President of Rhode Island-based Gtech International (a division of Gtech Corporation), a provider of state and national lottery technology, outsourcing, software and professional services, from 1994 to 1995; Partner in the New York office of Coopers & Lybrand from 1990 to 1994; Partner at Bank Street Consulting Group, a management consulting firm, from 1986 to 1990; Senior Vice President in charge of international banking activities in the United States for Bank of America from 1981 to 1986; Corporate Treasurer and member of the Managing Committee for global window covering and machine tooling company Hunter Douglas NV from 1976 to 1981; and Vice President, Account Manager of large accounts for commercial banking services, based in The Netherlands, for Bank of America from 1971 to 1976.  Mr. van Rijn also currently serves on the board of Computer Horizons Corp.

Michael W. Levin, Director:
Michael W. Levin has served as a Director since June 1998, including as Chairman of the Board from June 1998 to February 2008.  He served as our Chief Executive Officer and President since June 18, 1998 until November 2010.  Before June 1998, he served as President, Treasurer, Secretary and Chairman of Media Sciences’ predecessor, Cadapult Graphic Systems Inc., which he founded in 1987 while attending Lehigh University.  From November 2010 to March 2011, he served as a consultant to Media Sciences.  In 2011, he founded Modoventure, LLC, a startup business enterprise.  In 2002, Mr. Levin was recognized in Business News New Jersey’s annual “40 under 40” issue, which profiles the state’s outstanding business leaders under the age of 40.  In 1987, Mr. Levin graduated summa cum laude from Lehigh University, receiving a Bachelor of Science Degree in Mechanical Engineering.

Paul C. Baker, Director:
Paul C. Baker has served as a Director since June 18, 1998. Mr. Baker is the chairman of the Compensation committee and also serves on the Audit committee.  From 1986 to 2000 he was President of Sherwood Partners, Inc., a venture capital and management consulting company, which he founded, that focused on developing companies with high growth potential. From 2000 to present, he has been General Partner of PCB Associates, LLC which performs similar services. Prior to 1986, Baker held various management positions during 25 years of employment with American Cyanamid Co., including President of Cyanamid’s Shulton, Inc. subsidiary from 1977 to 1979 and Group Vice President of Cyanamid from 1979 to1984. Baker graduated from Lehigh University in 1959 and 1960 with degrees in Engineering and Liberal Arts and received his MBA degree from Fairleigh Dickinson University in 1963.  Mr. Baker also currently serves on the board of Pascack Community Bank.

Edwin Ruzinsky, Director:
Mr. Ruzinsky has served as a Director since August 27, 1999.  Prior to his retirement on June 1, 1996 as a Partner in Deloitte Consulting LLC, a wholly-owned subsidiary of Deloitte & Touche LLP, he served for many years as the firm’s National Director- Media Industry Services.  He previously served Times Mirror Company as Vice President of Finance & Administration/Book Publishing Group and Parents’ Magazine Enterprises, Inc. as Chief Accounting Officer.  Mr. Ruzinsky continues serving as a member of the Pace University/ Dyson School of Liberal Arts & Sciences/Master of Science in Publishing Advisory Board.  On June 15, 2007, Mr. Ruzinsky resigned as a director of Gentis, Inc., a bioscience company, due to its recapitalization.  On March 31, 2005, Dowden Health Media, Inc. on whose board Mr. Ruzinsky served, was sold.

Henry Royer, Director:
Henry Royer has served as a Director since December 23, 1999.  He graduated from Colorado College in 1953 with a B.A. in Money and Banking.  From 1953 to 1961 he served as a grain merchandiser for Pillsbury Mills and The Peavey Company.  From 1959 through 1965 he served on the Board of Directors and as EVP of Lehigh Sewer Pipe and Tile Company.  From 1965 through 1983 he served in many capacities with the First National Bank of Duluth (Wells Fargo) leaving as EVP to join the Merchants National Bank of Cedar Rapids (US Bank) as Chairman, President and Chief Executive Officer.  In 1994 he became President and Chief Executive Officer of the River City Bank of Sacramento, CA, retiring in 1998.  He served as an independent trustee and as President of Berthel Growth and Income Trust retiring in 2005. In 1999 he assisted in organizing and served as Chairman of the Board of the Cedar Rapids Bank and Trust and as a member of the board of QCRH, a bank holding company, retiring in 2006.  He currently serves on the boards of Physicians Total Care, Inc of Tulsa, OK, CRST International, Inc and Great Plains Casualty, Inc. of Cedar Rapids, IA.

Dennis Ridgeway, Director:
Dennis Ridgeway became a director on February 22, 2006.   From 1998 through 2005, Mr. Ridgeway served as an independent management consultant and since 2004 has also served as a board member and technical advisor for a working museum in the United Kingdom.  From 1984 to 1998, Mr. Ridgeway held various positions with Katun Corporation, an aftermarket manufacturer of components and supplies for the business equipment industry.  Headquartered in the United Kingdom, his positions included European Sales Manager, General Manager, Assistant Vice President, and Vice President of European Operations from 1994 to 1998. Prior to 1984 Mr. Ridgeway held senior management positions with Kalle Infotec the business equipment subsidiary of Hoechst AG in Europe.

Additional Information About Executive Officers and Directors

Our executive officers or directors are not associated with one another by family relationships.  None of our directors or officers serves or has served as a director of another reporting company within the past five years.  Based solely in reliance on representations made by our officers and directors, during the past ten years, none of the following occurred with respect to such persons: (1) no petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such persons, or any partnership in which he or she was a general partner or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing; (2) no such persons were convicted in a criminal proceeding or are a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) no such persons were the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, or of any federal or state authority barring, suspending or otherwise limiting, their involvement in any type of business practice, or in securities or banking or other financial institution activities; and (4) no such persons were found by a court of competent jurisdiction in a civil action or by the SEC or by the Commodity Futures Trading Commission to have violated any federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors, and persons who beneficially own more than ten percent of our common stock to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock.  Such persons are also required by Securities and Exchange Commission regulations to furnish us with copies of all such Section 16(a) forms filed by such person.  Based solely on a review of the copies of such reports furnished to us during and in connection with our fiscal year ended June 30, 2011, we are not aware of any material delinquencies in the filing of such reports.

Code of Ethics

We have adopted a Code of Ethics that applies to our Chief Executive Officer, Chief Financial Officer and all other executive officers.  Our Code of Ethics is publicly available on our website at www.mediasciences.com.

Corporate Governance

The Board is responsible for the control and direction of the Company.  The Board represents the Company’s stockholders and its primary purpose is to build long-term stockholder value.  Our Board currently consists of six members.  Each director stands for election every year.  Directors hold office until the next annual meeting of the stockholders and until their successors are elected and qualified.

Board Committees.   The Board has three principal committees:  Audit Committee; Compensation Committee; and Nominating and Corporate Governance Committee.  The charter of each committee can be found on our web site at www.mediasciences.com.

Members of the Board Committees are selected each year by our Board of Directors.  Selection to a committee of the Board of Directors is determined by the majority vote of the Board of Directors.  Each committee is comprised of at least three non-employee Board members, each of whom the Board has determined satisfies applicable Nasdaq standards for independence, except that Mr. Levin, having previously served as an executive officer of the Company within the past three years, is not deemed an independent member under Nasdaq criteria.

Committee Membership.   The following table summarizes the current membership and composition of the Board and each of its principal committees.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Michael W. Levin	Member	Member	Member
Paul C. Baker	Member	Chairman	Member
Edwin Ruzinsky
Henry Royer
Dennis Ridgeway
Willem van Rijn	Chairman	Member	Chairman

Audit Committee Financial Expert.   Mr. Van Rijn is the financial expert serving on our Audit Committee and he is an independent member of our Board.

Audit Committee.   The function of the Audit Committee includes reviewing internal financial information, monitoring cash flow, budget variances and credit arrangements, reviewing the audit program of Media Sciences, reviewing with Media Sciences’ independent accountants the results of all audits upon their completion, annually selecting and recommending independent accountants, overseeing the quarterly unaudited reporting process and taking such other action as may be necessary to assure the adequacy and integrity of all financial information distribution by Media Sciences. Each member of the Audit Committee, other than Mr. Levin, is independent as defined under the Nasdaq’s listing standards. The Audit Committee consists of non-employee directors whom Media Sciences has determined are free of any relationship that could influence their judgment as a committee member and are not associated with a major vendor to, or a customer of, Media Sciences.

Compensation Committee.   The function of the Compensation Committee is to make determinations concerning salaries and incentive compensation for our officers and employees.

Nominating and Corporate Governance Committee.   The primary function of the Nominating and Corporate Governance Committee is to identify individuals qualified to become members of the Board consistent with criteria approved by the Board, and to select, or recommend that the Board select, the director nominees for each annual meeting of stockholders or when vacancies occur. The Committee shall also develop and recommend to the Board corporate governance principles applicable to the Company and be responsible for leading the annual review of Board performance.

ITEM 11.     EXECUTIVE COMPENSATION

Compensation Summary

The following table summarizes the compensation we paid to our Chief Executive Officer and our next most highly compensated executive officers who served at the end of our fiscal year ended June 30, 2011 (the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position (a)	Year	Salary ($)	Stock awards ($)(1)(2)	Option awards ($)(1)(3)	Non-equity incentive plan compensation earnings ($)(4)	All other compensation ($)(5)	Total ($)
Marc D. Durand	2011	154,233	28,300	–	–	165,000	347,533
Chief Executive Officer and President	2010	126,826	13,250	–	12,825	–	152,901
Michael W. Levin	2011	90,000	–	–	–	514,557	604,557
Former Chief Executive Officer and President	2010	237,000	39,750	–	60,000	–	336,750
Denise Hawkins	2011	111,214	11,000	–	–	120,000	242,214
Chief Financial Officer	2010	90,677	13,250	9,999	19,000	–	132,926

(a)
Principal position refers to the individual’s principal office held at June 30, 2011.  Mr. Durand was appointed C.E.O. in November 2010 and resigned in July 2011.  Mr. Levin resigned in November 2010.  This summary table does not include payments received for post-termination consulting matters or in connection with third party non-competition arrangements.

(1)
Represents the stock-based compensation recognized in the fiscal year in accordance with FASB ASC Topic 718.  Estimates of forfeitures related to service-based vesting conditions have been disregarded.  Assumptions made in the valuation of stock and option awards are discussed in Note 4 to the consolidated financial statements.  The grant date fair value of each award, adjusted for estimated forfeiture, is recognized as stock-based compensation expense in the Company’s financial statements over the service period.

(2)
On November 22, 2010, we granted to Mr. Durand 100,000 shares of common stock and to Ms. Hawkins 50,000 shares of common stock, in each case subject to vesting over four years in equal installments.  The total grant date fair values of the awards are:  $22,000 for Mr. Durand and $11,000 for Ms. Hawkins.

On April 23, 2010, we granted to Mr. Durand 15,000 shares of common stock. The total grant date fair value of the award was $6,300.

On November 20, 2009, we granted Mr. Durand and Ms. Hawkins, each, 25,000 shares of common stock, subject to vesting over three years in equal installments.  The total grant date fair value of the award is $13,250, each.

(3)
On April 23, 2010, we granted Ms. Hawkins stock options to purchase 45,000 shares of our common stock, exercisable for seven years at $0.42 per share, subject to vesting over three years at 33% per year on each anniversary of the grant.  The total grant date fair value of the award is $9,999.

(4)	Refers to amounts under an incentive based bonus structure for certain executives. See the discussion under the heading “Performance Based Bonus Compensation” for additional information.
(5)
Refers to amounts paid or payable in connection with a change of control of registrant.  Does not include the total amount of perquisites and other benefits provided, if such total amount was less than $10,000.  For fiscal 2011, for Mr. Levin, this includes $3,920 for lease of an automobile, $8,250 for a matching contribution under our 401(k) plan, and $2,387 for life insurance premiums, where the beneficiary is not the company.

In general, compensation payable to a Named Executive Officer consists of a base salary, a performance based bonus, an equity-based grant under our incentive stock plan and other benefits, which generally do not exceed $10,000 annually in the aggregate, such as 401(k) plan matching contributions and life insurance premiums, where the beneficiary is not the Company, and payment for termination or change in control circumstances.  In fiscal 2010, each Named Executive Officer agreed to accept a salary at less than his or her annual base salary rate.

Employment Agreement and Arrangements with Named Executive Officers

The following discussion, and the discussion under the caption “Performance Based Bonus Compensation”, summarizes the material terms of the employment agreement or arrangements with Named Executive Officers.  At fiscal year end June 30, 2011, we had employment agreements, subject to at-will employment, with our Chief Executive Officer and Chief Financial Officer.  In addition to the terms described below, each of the executives are entitled to or participate in:  the Company’s stock incentive plans; reimbursement for reasonable travel and other business related expenses; health care benefits under our medical and dental insurance; and participation in any employee plan, perquisite and other benefits made available to our employees or management in general.

Marc D. Durand
On November 12, 2010, the Company agreed to a one year employment arrangement with Mr. Durand to serve as Chief Executive Officer, effective as of November 8, 2010.  Under the arrangement, he received a base salary at the rate of $165,000 per year, and was eligible for a performance bonus under a criteria determined by the Board’s Compensation Committee.  He received a restricted stock grant, on November 22, 2010, of 100,000 shares of the Company’s common stock, subject to vesting in equal increments over a four year period.  Under the arrangement, he was also entitled to receive the following benefits:  a term life insurance policy for $1,000,000, subject to reasonable insurability, during the term of employment, for which he has the right to maintain at his own expense thereafter, health care benefits under our medical and dental insurance, and four weeks’ vacation.  In the event of a “change in control” within the meaning of Treasury Regulations Section 1.409A-3(i) (5), the arrangement provided for a lump sum payment of $165,000 payable, subject to applicable law, within two weeks of the change of control and the immediate vesting of any unvested equity compensation.  If such change in control also were to result in the termination of employment, or in the case of termination without cause, he was entitled to the immediate vesting of any unvested equity compensation, to a lump sum payment of $165,000 payable, subject to applicable law, within two weeks of termination, continued life insurance for one year, for which he has the right to maintain at his own expense thereafter, and continued health insurance for one year.  Mr. Durand resigned effective July 31, 2011.

In addition to the awards described above, Mr. Durand also received the following equity-based awards during our last two completed fiscal years:  (1) on November 20, 2009, a restricted stock award of 25,000 shares, subject to vesting in equal installments on November 20, 2010, 2011 and 2012; (2) on April 23, 2010, a stock award of 15,000 shares of common stock, which vested on October 23, 2010.

Denise Hawkins
On November 12, 2010, the Company agreed to a one year employment arrangement with Ms. Hawkins to serve as Chief Financial Officer, effective as of November 8, 2010.  Under the arrangement, she was entitled to a base salary at the rate of $120,000 per year, and was eligible for a performance bonus under a criteria, correlated to free cash flow, to be determined by the Board’s Compensation Committee.  She received a restricted stock grant, on November 22, 2010, of 50,000 shares of the Company’s common stock, subject to vesting in equal increments over a four year period.  She was also entitled to receive the following fringe benefits:  a term life insurance policy for $1,000,000, subject to reasonable insurability, during the term of employment, which she has the right to maintain at her own expense thereafter, health care benefits under our medical and dental insurance, and four weeks’ vacation.  In the event of a “change in control” within the meaning of Treasury Regulations Section 1.409A-3(i)(5), she was entitled to a lump sum payment of $120,000 payable, subject to applicable law, within two weeks of the change of control and the immediate vesting of any unvested equity compensation.  If such change in control also results in the termination of employment, she was also entitled to continued life insurance for one year, which she has the right to maintain at her own expense thereafter, and continued health insurance for one year.

On May 18, 2011, Ms. Hawkins’ employment term was extended to June 30, 2012 under the following terms and conditions.  She is entitled to a base salary at the rate of $120,000 per year, a retention cash bonus of $10,000 provided she continues to serve through June 30, 2012, and the following fringe benefits:  a term life insurance policy for $1,000,000, subject to reasonable insurability, during the term of employment, health care benefits under our medical and dental insurance, and four weeks’ vacation (based on a 52 week work year).  Upon termination of employment or the expiration of the employment term, she is entitled to continued life insurance for one year, which she has the right to maintain at her own expense thereafter, and continued health insurance for one year.

Effective July 31, 2011, she assumed the office of President.  Effective July 1, 2012, Ms. Hawkins’ employment is to be on an at-will basis with a base salary at the rate of $5,000 per month.  She will be entitled to a term life insurance policy for $1,000,000, subject to reasonable insurability, and health care benefits under our medical and dental insurance.  Upon termination of employment, she will be entitled to continued life insurance for one year, which she has the right to maintain at her own expense thereafter, and continued health insurance for one year.

In addition to the awards described above, Ms. Hawkins also received the following equity-based awards during our last two completed fiscal years:  (1) on November 2009, she received a restricted stock award of 25,000 shares of common stock, subject to a three year vesting period; and (2) on April 2010, she received a stock option grant of 45,000 shares of common stock, subject to a three year vesting period and exercisable for seven years from grant at $0.42 per share.

Performance Based Bonus Compensation

From year to year, our Compensation Committee may establish certain performance criteria for our Named Executive Officers, based on factors and criteria as the Compensation Committee may deem relevant.

For our 2011 fiscal, we did not have a performance based cash bonus compensation plan in effect.  For our 2010 fiscal year, we had in effect a performance based cash bonus compensation plan for certain executive officers.  In fiscal 2010, for Mr. Levin the potential cash bonus was $200,000, of which 33% was based on individualized performance goals (“Individual Performance Bonus”), and 67% determined wholly upon attaining earnings per share criteria determined by the Board (“EPS Bonus”).  For the other Named Executive Officers, the potential cash bonus was up to 40% of the officer’s base salary, of which approximately 50% was based on the Individual Performance Bonus criteria, and 50% on the EPS Bonus criteria.  Bonuses are paid after the fiscal year end.

The following table summarizes the payout structure under the fiscal year 2010 bonus structure.  The EPS Bonus was to be earned if our Company’s earnings per share equaled or exceeded a minimum level established by the Compensation Committee.  The EPS Bonus range set forth in the table assumed the achievement of the minimum targeted level and up to 100% of the targeted goal.  If the minimum level was not achieved, no EPS Bonus was earned.  If the minimum level is achieved or exceeded, the amount of the EPS Bonus was based upon the level of earnings per share achieved by the Company.  If the maximum targeted goal was exceeded, the EPS Bonus payable could exceed the EPS Bonus potential set forth in the table below.  Factors in determining the Individual Performance Bonus includes matters such as achieving specified leadership initiatives, and the achievement of certain strategic and business goals including, but not limited to, customer growth, new product development, information technology upgrades, manufacturing efficiencies and corporate compliance goals.

	Fiscal 2010 Bonus Potential			Fiscal 2010 Bonus Earned
Name	EPS Bonus ($)	Individual Performance Bonus ($)	Total Bonus ($)	EPS Bonus ($)	Individual Performance Bonus ($)	Total Bonus ($)
Marc D. Durand	13,500 – 27,000	0 – 13,500	27,000	0	12,825	12,825
Denise Hawkins	14,328 –33,431	0 – 14,327	33,431	0	19,000	19,000
Michael W. Levin	67,000 – 134,000	0 – 66,000	200,000	0	60,000	60,000

Outstanding Equity Awards at 2011 Fiscal Year End

The following table sets forth information concerning outstanding option and stock awards held by the Named Executive Officers as at June 30, 2011.

	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(a)
Marc D. Durand (1)	46,768	–	3.62	04-21-2015	–	–
Denise Hawkins (2)	20,000	–	1.91	01-12-2015	–	–
Denise Hawkins (3)	32,013	–	2.00	07-08-2013	–	–
Denise Hawkins (4)	10,002	–	1.70	07-16-2011	–	–
Michael Levin (5)	75,073	–	2.00	07-08-2013	–	–

(a)
The amounts in this column reflect the fair market value of outstanding restricted stock awards for the named executive officers using the closing price on June 30, 2011 of $0.13, the last trading day of our common stock in fiscal 2011.

(1)	Granted April 21, 2008.
(2)	Granted January 12, 2005.
(3)	Granted July 8, 2008.
(4)	Granted July 16, 2001.
(5)	Granted July 8, 2008.

Incentive Stock Plans

The Company’s equity incentive program is a broad-based, long-term retention program that is intended to attract and retain qualified management and technical employees, and align stockholder and employee interests.  The equity incentive program consists of three plans:  the Company's 1998 Incentive Plan; the Company’s 2006 Stock Incentive Plan; and the Company’s 2009 Stock Incentive Plan.  Under these plans, non-employee directors, officers, key employees, consultants and all other employees may be granted options to purchase shares of our stock, restricted stock units and other types of equity awards.  The stock options, which may be “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, entitle the holder to purchase shares of the Company’s common stock for up to ten years from the date of grant, and up to five years for persons owning more than 10% of the total combined voting power of the Company, at a price not less than the fair market value of the common stock on the drat of grant, and not less than 110% of fair market value for persons owning more than 10% of the combined voting power of the Company.  Vesting periods, if any, are determined by the Board of Directors.  The outstanding option grants vest over periods not exceeding five years.  Stock awards may be granted with varying service-based vesting requirements.

Under the Company’s 1998 plan, 1,000,000 common shares were authorized for issuance through awards of options or other equity instruments.  On June 17, 2008, the Company’s 1998 Plan expired, and therefore no further awards may be made under the plan.  As of June 30, 2011, under the 1998 plan, we had issued 206,069 shares pursuant to exercised option awards and 117,316 shares pursuant to stock awards, and had outstanding options to purchase 201,400 shares, exercisable for up to ten years at prices of $0.50 to $6.30 per share.

Under the Company’s 2006 plan, 1,000,000 common shares are authorized for issuance through awards of options or other equity instruments.  As of June 30, 2011, we had issued 423,940 shares pursuant to stock awards, and had outstanding options to purchase 292,599 common shares, exercisable for up to seven years from grant at prices of $1.85 to $5.65 per share.  As of June 30, 2011, 283,461 shares remained available for future issuance under the 2006 plan.

Under the Company’s 2009 plan, 1,250,000 common shares are authorized for issuance through awards of options or other equity instruments.  As of June 30, 2011, under the 2009 plan, we had issued 145,002 shares pursuant to exercised option awards and 917,000 shares pursuant to stock awards.  As of June 30, 2011, 187,998 shares remained available for future issuance under the 2009 plan.

Employee Profit Sharing Plan

We have a tax-qualified employee paired profit sharing plan. The 401(k) plan covers all of our employees that have been employed for at least six months and meet other age and eligibility requirements. Under the 401(k) plan, employees may choose to reduce their current compensation by up to 15% each year and have that amount contributed to the 401(k) plan. We make matching contributions equal to 25% of the employee’s contribution. In our discretion, we may contribute unmatched contributions. The 401(k) plan qualifies under Section 401 of the Internal Revenue Code, so that we can deduct contributions by employees or by us. Employee contributions to the 401(k) plan are fully vested at all times, and our contributions, if any, vest at the rate of 25% after two years and after two years at the rate of 25% a year until fully vested.  We also maintain a defined contribution plan for our eligible UK employees.  The U.K. plan is 100% Company funded.  Our contributions to these plans totaled $38,000 in fiscal 2011 and $47,000 in fiscal 2010.

Director Compensation

In connection with director services for fiscal 2011, we paid outside directors cash compensation in the aggregate amount of $254,511.  In prior years, the compensation plan consisted of cash compensation and stock-based compensation.  Due to the low trading price of our common stock and to avoid further dilution to the value of the stock, we ceased to pay stock-based compensation, which was previously paid after the fiscal year end.  For fiscal 2011 services, the non-executive Chairman received cash compensation of $45,000 and additional compensation of $75,000 in lieu of stock-based compensation, and other outside directors received cash compensation at the rate of $15,000 per year and additional compensation of $25,000 in lieu of stock-based compensation.  Chairpersons of the following committees were also paid an additional fee for their committee service: Audit $750 and Compensation $500.

2011 Compensation of Non-Employee Directors

Name	Fees earned or paid in cash ($)(b)	Stock awards ($)(c)	Option awards ($)(b)	All other compensation ($)	Total ($)
Paul Baker	34,750	–	–	–	34,750
Dennis Ridgeway	33,750	–	–	–	33,750
Henry Royer	33,750	–	–	–	33,750
Edwin Ruzinsky	35,250	–	–	–	35,250
Willem van Rijn	101,250	–	–	–	101,250
Michael W. Levin (a)	15,761	–	–	–	15,761

(a)	Refers to the period commencing November 2010.
(b)
Does not include compensation relating to fiscal 2010 services, payable following fiscal year end.  Subsequent to our 2010 fiscal year end, we paid $75,000 to the Chairman and $25,000 to other directors in lieu of stock-based compensation.

(c)
The aggregate number of stock awards option awards outstanding at June 30, 2011 granted as director compensation was:  Mr. Baker, 49,123 options; Mr. Ridgeway, 29,123 options; Mr. Royer, 29,123 options; Mr. Ruzinsky, 39,123 options; and, Mr. van Rijn, 60,012 options.

ITEM 12.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The tables below sets forth, as of September 24, 2011, the shares of our common stock beneficially owned by: each of our directors; each of our Named Executive Officers; all of our officers, including all Named Executive Officers, and directors as a group; and each person known to us to be the beneficial owner of more than 5% of our common stock.

This information was determined in accordance with Rule 13(d)-3 under the Securities Exchange Act of 1934, and is based upon the information provided by the persons listed below.  All persons named in the tables, unless otherwise noted in the footnotes, have the sole voting and dispositive power with respect to common stock that they beneficially own.  Beneficial ownership of common stock that are acquirable within 60 days upon the exercise of stock options are listed separately.  For purposes hereof, for each named person, restricted stock awards that are subject to vesting are included being beneficially owned, and the calculation of percent of class gives effect to those restricted shares and those shares acquirable within 60 days.  For purposes hereof, beneficial ownership has been determined based upon the number of shares reported as outstanding as of September 24, 2011.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Owner		Additional Shares Acquirable Within 60 days		Percent of Class
Officers and Directors
Denise Hawkins	123,657		36,007	(a)	1.2
Marc Durand	140,000		0		1.0
Michael W. Levin	1,371,450	(b)	75,073	(c)	10.5
Paul Baker	152,667	(d)	44,123	(e)	1.4
Dennis Ridgeway	61,938		29,123	(f)	*
Henry Royer	62,667	(g)	29,123	(h)	*
Edwin Ruzinsky	92,667		34,123	(i)	*
Willem van Rijn	174,000		60,012	(j)	1.7
All officers and directors as a group (8 persons)	2,179,046		307,584		17.8

*	Represents less than 1%.
(1)	The address of each of the persons named in the table, unless otherwise indicated, is c/o Media Sciences International, Inc., 8 Allerman Road, Oakland, New Jersey 07436.
(a)	Refers to shares acquirable upon exercise of the following option grants: 20,000 shares at $1.91 per share until January 12, 2015; and 16,007 shares at $2.00 per share until July 8, 2013.
(b)	Includes 120,000 shares owned by his minor children and 8,000 shares owned by his spouse.
(c)	Refers to shares underlying options granted on July 8, 2008 exercisable at $2.20 per share until July 8, 2013.
(d)	Includes 12,500 shares beneficially owned by spouse.
(e)
Refers to shares acquirable upon exercise of the following option grants:  5,000 shares at $0.65 per share until September 24, 2012; 5,000 shares at $0.85 per share until February 10, 2014; 5,000 shares at $1.45 per share until December 17, 2014; 10,000 shares at $2.71 per share until January 30, 2016; 10,000 shares at $6.30 per share until December 14, 2016; and 9,123 shares at $5.65 per share until October 10, 2014.

(f)
Refers to shares acquirable upon the exercise of the following option grants:  10,000 shares at $3.38 per share until February 26, 2016; 10,000 shares at $6.30 per share until December 14, 2016; and 9,123 shares at $5.65 per share until October 10, 2014

(g)	Does not include 50,000 shares held by Heffernen 1966 Trust B, a trust controlled by Mr. Royer’s spouse. Mr. Royer disclaims beneficial ownership of such shares.
(h)
Refers to shares acquirable upon the exercise of the following option grants:  10,000 shares at $2.71 per share until January 30, 2016; 10,000 shares at $6.30 per share until December 14, 2016; and 9,123 shares at $5.65 per share until October 10, 2014.

(i)
Refers to shares acquirable upon exercise of the following option grants:  5,000 shares at $1.45 per share until December 17, 2014; 10,000 shares at $2.71 per share until January 30, 2016; 10,000 shares at $6.30 per share until December 14, 2016; and 9,123 shares at $5.65 per share until October 10, 2014.

(j)
Refers to shares acquirable upon the exercise of the following option grants:  10,000 shares at $4.09 per share until May 2, 2016; 10,000 shares at $6.30 per share until December 14, 2016; 9,123 shares at $5.65 per share until October 10, 2014; and 30,889 shares at $3.50 per share until March 1, 2015.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Owner	Additional Shares Acquirable Within 60 days	Percent of Class
5% Security Holders
Richard E. Teller and Kathleen A. Rogers 545 Boylston Street Brookline, MA 02445	1,112,500	0	8.7%

Securities Authorized for Issuance under Equity Compensation Plans

The following table set forth outstanding securities authorized for issuance under equity compensation plans as of June 30, 2011.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance

Equity compensation plans approved by securities holders	493,999	$3.23	471,459
Equity compensation plans not approved by security holders	–	–	–
Total	493,999	$3.23	471,459

Plans in the Shareholder Approved Category

Our equity incentive program is a broad-based, long-term retention program that is intended to attract and retain qualified management and technical employees, and align stockholder and employee interests.  The equity incentive program consists of three plans, our 1998 Incentive Plan, our 2006 Stock Incentive Plan and our 2009 Stock Incentive Stock Plan.  Under each of the plans, non-employee directors, officers, key employees, consultants and all other employees may be granted options to purchase shares of our stock, stock units and other types of equity awards.  Collectively, the plans have provided for the issuance of up to 3,250,000 shares of common stock.  As of June 30, 2011, under the 1998 plan, we had issued 206,069 shares pursuant to exercised option awards and 117,316 shares pursuant to stock awards, and had outstanding options to purchase 201,400 shares, exercisable for up to ten years at prices of $0.50 to $6.30 per share.  On June 17, 2008, the 1998 plan expired and no new awards can be made under it.  As of June 30, 2011, under the 2006 plan, we had issued 423,940 shares pursuant to stock awards, and had outstanding options to purchase 292,599 common shares, exercisable for up to seven years from grant at prices of $1.85 to $5.65 per share.  As of June 30, 2011, 283,461 shares remained available for future issuance under the 2006 plan.  As of June 30, 2011, under the 2009 plan, we had issued 145,002 shares pursuant to exercised option awards and 917,000 shares pursuant to stock awards.  As of June 30, 2011, 187,998 shares remained available for future issuance under the 2009 plan.

Changes in Control

We do not have any arrangements that may result in a change in control.

ITEM 13.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

On November 8, 2010, the Company entered into an Asset Purchase Agreement with Katun Corporation and one of its subsidiaries.  Under the terms of the agreement, Katun purchased assets used in Media Sciences’ toner business, including, inventory, fixed assets, and intangibles, including business name and trademarks, for approximately $11 million, which amount is subject to adjustment based on the value of inventory.  Of the purchase price, $1.1 million was placed in escrow to cover indemnification claims.  Katun also assumed the liability for all of Media Sciences’ unfulfilled purchase orders, for a defined amount for returns and allowances, and for any post-closing liabilities under all assigned customer and vendor contracts arising out of its toner business, but not for any of Media Sciences’ other liabilities.  Contemporaneously, the parties also entered into a Master Distribution Agreement by which the parties agreed that Katun will be the exclusive distributor of Media Sciences’ solid ink products for Xerox-branded color printers for a period of three years.  The distribution agreement was terminated effective April 22, 2011, with a $250,000 termination penalty credited against accounts receivable.  The parties also entered into a license agreement allowing Media Sciences and its affiliates to continue using its business name and websites for up to two years.  As part of the negotiation of the Asset Purchase Agreement with Katun, Katun demanded that Michael Levin sign a non-competition, non-solicitation and confidentiality agreement with terms that restrict certain business activities of Mr. Levin.  The Company requested that Mr. Levin sign such agreement, and to induce such signing, and in consideration thereof, Mr. Levin received $280,000.

On November 8, 2010, the Company entered into a consulting agreement with Mr. Levin. The service term was through March 31, 2011.  Subject to any restrictions placed upon Mr. Levin by future employment, Mr. Levin agreed to hold himself available to provide additional consulting services after March 31, 2011.  The compensation for the consulting term was in the amount of $150,000 and at the rate of $1,000 per day for additional consulting services.  The consulting agreement permitted Mr. Levin to enter full time employment with a third party after January 31, 2011.  Total compensation paid to Mr. Levin under this agreement was $169,000.

All of our directors and all members of Board committees, other than Michael W. Levin, a former officer, are independent directors.  For purposes of determining independence, we are applying the independence standards of the Nasdaq Stock Market LLC.  Reference is made to Item 10 of Part III of this Report on Form 10-K for additional information about our Board and Board Committees, including their composition.

ITEM 14.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

Fees for audit services provided by EisnerAmper, LLP our principal independent registered public accounting firm, for the years ended June 30, 2011 and 2010 were $177,700 and $105,000, respectively.  Fees for audit services provided by Amper, Politziner & Mattia, LLP, for the year ended June 30, 2010 were $45,149.  Audit fees consist of the aggregate fees billed for the audits of our annual financial statements, reviews of our interim financial statements, and services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

Fees for audit-related services provided by EisnerAmper, LLP during the years ended June 30, 2011 and 2010 were $0.  Fees for audit-related services provided by Amper, Politziner & Mattia, LLP during the year ended June 30, 2010 were $0.  Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements outside of those fees disclosed above under the caption Audit Fees.

Tax Fees

Fees for tax services provided by EisnerAmper, LLP for the years ended June 30, 2011 and 2010 were $37,898 and $0, respectively.  Fees for tax services provided by Amper, Politziner & Mattia, LLP during the fiscal year ended June 30, 2010 were $18,135.  Tax fees consist of fees billed for tax compliance, tax advice, and tax planning.

All Other Fees

There were no other fees billed for services by EisnerAmper, LLP or Amper, Politziner & Mattia, LLP for the fiscal years ended June 30, 2011 and 2010.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services, including non-audit services, performed by the independent registered public accounting firm.  The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services.  As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence. Unless the specific service has been pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it.  All services performed in our 2011 and 2010 fiscal years were pre-approved.

ITEM 15.     EXHIBITS, FINANCIAL STATEMENT SCHEDULES

(a)      List of documents filed as a part of this report:

(1)      Index to Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets at June 30, 2011 and 2010
Consolidated Statements of Operations for the years ended June 30, 2011 and 2010
Consolidated Statements of Shareholders’ Equity and Comprehensive Loss for the years ended June 30, 2011 and 2010
Consolidated Statements of Cash Flows for the years ended June 30, 2011 and 2010
Notes to Consolidated Financial Statements

(2)      Index to Financial Statement Schedules

Not required.

(3)      Index to Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K filed on April 28, 2010)
2.2	Asset Purchase Agreement (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K filed on November 12, 2010)
3(i)(1)	Certificate of Incorporation (incorporated by reference to Exhibit 3(i)(1) of Quarterly Report on Form 10-QSB/A filed on September 1, 1998)
3(i)(2)	Certificate of Amendment of Certificate of Incorporation (incorporated by reference to Exhibit 3(i)(5) of Annual Report on Form 10-KSB filed on September 28, 1999)
3(i)(3)	Certificate of Amendment of Certificate of Incorporation (incorporated by reference to Exhibit 3(i)(1) of Quarterly Report on Form 10-QSB filed on May 15, 2002)
3(i)(4)	Certificate of Amendment of Certificate of Incorporation (incorporated by reference to Exhibit 3(i)(1) of Current Report on Form 8-K filed on June 28, 2007
3(i)(5)	Certificate of Designation (incorporated by reference to Exhibit 4.5 of Registration Statement on Form SB-2, Registration Number 333-91005, originally filed on November 15, 1999)
3(i)(6)	Certificate of Amendment of Certificate of Designation of Series A Preferred Stock (incorporated by reference to Exhibit 3(i)(6) of Annual Report on Form 10-KSB filed on September 15, 2003)
3(i)(7)
Certificate of Amendment of Certificate of Designation of Series A Preferred Stock (incorporated by reference to Exhibit 4.7 of Registration Statement on Form SB-2, Registration Number 333-112340 filed on January 30, 2004)

3(ii)	By-Laws, as amended and restated (incorporated by reference to Exhibit 3(ii) of Current Report on Form 8-K filed on August 2, 2007)
10.1+	1998 Incentive Plan, as Amended and Restated (incorporated by reference to Exhibit 4.10 of Registration Statement on Form S-8 filed on March 22, 2006)
10.2+	2006 Stock Incentive Plan (incorporated by reference to Exhibit 4.9 of Registration Statement on Form S-8 filed on October 9, 2007)
10.3+	2006 Stock Incentive Plan, as Amended and Restated (incorporated by reference to Exhibit 10.2 of Quarterly Report on Form 10-Q filed on February 12, 2009)
10.4+	2009 Stock Incentive Plan (incorporated by reference to Exhibit 4.9 of Registration Statement on Form S-8 filed on February 5, 2009)
10.5+	Form of Amended and Restated Employment Agreement with Michael Levin (incorporated by reference to Exhibit 10.2 of Current Report on Form 8-K filed on November 24, 2009)
10.6	Agreement of Termination of Employment (incorporated by reference to Exhibit 10.1 of Current Report on Form 8-K filed on November 12, 2010)
10.7	Consulting Agreement (incorporated by reference to Exhibit 10.2 of Current Report on Form 8-K filed on November 12, 2010)
10.8	Form of Loan Agreement Documents (incorporated by reference to Exhibit 10.1 of Form 8-K filed on February 14, 2008)
10.9	Agreement of Amendment to Revolving Loan and Security Agreement (incorporated by reference to Exhibit 10.23 of Annual Report on Form 10-K filed on September 24, 2009)
10.10	Second Agreement of Amendment to Revolving Loan and Security Agreement (incorporated by reference to Exhibit 10.11 of Annual Report on Form 10-K filed on September 25, 2008)
10.11	Third Agreement of Amendment to Revolving Loan and Security Agreement and Other Documents (incorporated by reference to Exhibit 10.1 of Current Report on Form 8-K filed on June 26, 2009)
10.12	Fourth Agreement of Amendment to Revolving Loan and Security Agreement and Other Documents (incorporated by reference to Exhibit 10.1 of Current Report on Form 8-K filed on October 29, 2009)
10.13	Fifth Agreement of Amendment to Revolving Loan and Security Agreement and Other Documents (incorporated by reference to Exhibit 10.1 of Form 8-K filed on April 28, 2010)
10.14	Sixth Agreement of Amendment to Revolving Loan and Security Agreement and Other Documents (incorporated by reference to Exhibit 10.8 of Form 10-Q filed on May 13, 2010)
10.15	Seventh Agreement of Amendment to Revolving Loan and Security Agreement and Other Documents (incorporated by reference to Exhibit 10.21 of Form 10-K filed on September 28, 2010)

10.16	Lease Agreement (incorporated by reference to Exhibit 10.13 of Annual Report on Form 10-KSB filed on or about September 28, 2000)
10.17	Sublease Agreement (incorporated by reference to Exhibit 10 of Current Report on Form 8-K filed on January 24, 2005)
10.18	Master Lease Agreement, July 2005 (incorporated by reference to Exhibit 10.27 of Annual Report on Form 10-KSB filed on September 13, 2005)
10.19	Lease Extension Rider (incorporated by reference to Exhibit 10.1 of Current Report on Form 8-K filed on November 24, 2009)
10.20	Lease Termination and Surrender Agreement (incorporated by reference to Exhibit 10.1 of Current Report on Form 8-K filed on July 18, 2011)
11	Statement re: computation of per share earnings is hereby incorporated by reference to Part II, Item 8 of this report
21.1*	Subsidiaries of the Registrant
31.1*	Certification of Principal Executive Officer and Chief Financial Officer Pursuant to Securities Exchange Act Rule 13a-14(a)/15d-14(a)
32.2*	Certification of Principal Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350
* Filed herewith
+ Represents executive compensation plan or agreement

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDIA SCIENCES INTERNATIONAL, INC.

By: /s/ Denise Hawkins
Denise Hawkins
President and Chief Financial Officer

Dated: October 12, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/Denise Hawkins	President and Chief Financial Officer	October 12, 2011
Denise Hawkins

/s/ Willem van Rijn	Director and Non-Executive Chairman	October 12, 2011
Willem van Rijn

/s/ Michael W. Levin	Director	October 12, 2011
Michael W. Levin

/s/ Paul C. Baker	Director	October 12, 2011
Paul C. Baker

/s/ Edwin Ruzinsky	Director	October 12, 2011
Edwin Ruzinsky

/s/ Henry Royer	Director	October 12, 2011
Henry Royer

/s/ Dennis Ridgeway	Director	October 12, 2011
Dennis Ridgeway

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

(Mark One)

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended December 31, 2011

☐           TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE EXCHANGE ACT

For the transition period from ________ to ___________.

Commission file number: 1-16053

MEDIA SCIENCES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	87-0475073
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

203 Ridge Road, Goshen, NY  10924
(Address of principal executive offices) (Zip Code)

(201) 677-9311
(Registrant’s telephone number, including area code)

_________________

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  ☒ Yes ☐ No

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or such shorted period that the registrant was required to submit and post such files).  ☒ Yes ☐ No

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act (Check one):
Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  ☐ Yes ☒ No

As of February 9, 2012, we had 13,647,376 shares of common stock outstanding.

C2-1

MEDIA SCIENCES INTERNATIONAL, INC.
AND SUBSIDIARIES

FORM 10-Q
FOR THE QUARTER ENDED DECEMBER 31, 2011

TABLE OF CONTENTS

PART I.  FINANCIAL INFORMATION

PART II.  OTHER INFORMATION

ITEM 1.	LEGAL PROCEEDINGS	18

ITEM 1A.	RISK FACTORS	18

ITEM 2.	UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS	18

ITEM 3.	DEFAULTS UPON SENIOR SECURITIES	18

ITEM 4.	MINE SAFTEY DISCLOSURES	18

ITEM 5.	OTHER INFORMATION	18

ITEM 6.	EXHIBITS	18

SIGNATURES		19

C2-2

PART I.  FINANCIAL INFORMATION

ITEM 1.   FINANCIAL STATEMENTS

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31, 2011	June 30,
ASSETS	(Unaudited)	2011*
CURRENT ASSETS:
Cash and cash equivalents	$2,184,287	$4,112,542
Restricted cash held in escrow account	1,003,839	1,059,371
Deferred tax assets	–	23,290
Prepaid expenses and other current assets	19,349	79,230
Assets held for sale	–	87,079
Assets of discontinued operations	23,975	126,604
Total Current Assets	3,231,450	5,488,116

PROPERTY AND EQUIPMENT, NET	834	28,285

OTHER ASSETS	7,000	7,000

TOTAL ASSETS	$3,239,284	$5,523,401

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	25,230	140,472
Accrued compensation and benefits	11,603	25,518
Leases payable	–	536,756
Other accrued expenses and current liabilities	41,704	263,070
Income tax payable	850	–
Liabilities of discontinued operations	144,795	386,250
Total Current Liabilities	224,182	1,352,066

TOTAL LIABILITIES	224,182	1,352,066

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
Preferred Stock, $.001 par value
Authorized 5,000,000 shares; none issued	–	–
Common Stock, $.001 par value 25,000,000 shares authorized;
13,647,376 shares issued and outstanding	13,647	13,647
Additional paid-in capital	8,387,136	8,387,136
Accumulated other comprehensive income	12,842	29,664
Accumulated deficit	(5,398,523)	(4,259,112)
Total Shareholders' Equity	3,015,102	4,171,335

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$3,239,284	$5,523,401

*  Derived from audited financial information.

See accompanying notes to condensed consolidated financial statements.

C2-3

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three Months Ended December 31,		Six Months Ended December 31,
	2011	2010	2011	2010

NET REVENUES	$–	$–	$–	$–

COST OF GOODS SOLD	–	–	–	–

GROSS PROFIT	–	–	–	–

OTHER COSTS AND EXPENSES:
Selling, general and administrative, excluding depreciation and amortization	282,713	1,734,160	657,066	2,320,202
Depreciation and amortization	648	9,537	6,008	16,628
Total other costs and expenses	283,361	1,743,697	663,074	2,336,830

LOSS FROM OPERATIONS	(283,361)	(1,743,697)	(663,074)	(2,336,830)

Interest expense	–	(59,769)	–	(135,224)
Interest income	65	2,663	172	2,687
Amortization of debt discount on convertible debt	–	(47,201)	–	(91,053)

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(283,296)	(1,848,004)	(662,902)	(2,560,420)
Provision (benefit) for income taxes	1,500	(739,202)	3,000	(737,702)

NET LOSS FROM CONTINUING OPERATIONS	(284,796)	(1,108,802)	(665,902)	(1,822,718)

(LOSS) INCOME FROM DISCONTINUED OPERATIONS, NET OF INCOME TAXES	(140,769)	3,299,633	(473,509)	3,328,610

NET (LOSS) INCOME	$(425,565)	$2,190,831	$(1,139,411)	$1,505,892

BASIC EARNINGS (LOSS) PER SHARE
Continuing operations	$(0.02)	$(0.09)	$(0.05)	$(0.14)
Discontinued operations	$(0.01)	$0.26	$(0.03)	$0.26
Net (loss) income	$(0.03)	$0.17	$(0.08)	$0.12
DILUTED EARNINGS (LOSS) PER SHARE
Continuing operations	$(0.02)	$(0.09)	$(0.05)	$(0.14)
Discontinued operations	$(0.01)	$0.26	$(0.03)	$0.26
Net (loss) income	$(0.03)	$0.17	$(0.08)	$0.12
WEIGHTED AVERAGE SHARES USED TO COMPUTE LOSS PER SHARE
Basic and diluted	13,647,376	13,101,699	13,647,376	12,919,001

See accompanying notes to condensed consolidated financial statements

C2-4

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY AND
COMPREHENSIVE INCOME
SIX MONTHS ENDED DECEMBER 31, 2011
(UNAUDITED)

				Accumulated
			Additional	Other		Total
	Common Stock		Paid-in	Comprehensive	Accumulated	Shareholders'
	Shares	Amount	Capital	Income (loss)	Deficit	Equity
BALANCES, JUNE 30, 2011	13,647,376	$13,647	$8,387,136	$29,664	$(4,259,112)	$4,171,335
Components of comprehensive income:
Net loss	–	–	–	–	(1,139,411)	(1,139,411)
Cumulative translation adjustment	–	–	–	(16,822)	–	(16,822)
Total comprehensive loss	–	–	–	–	–	(1,156,233)
BALANCES, DECEMBER 31, 2011	13,647,376	$13,647	$8,387,136	$12,842	$(5,398,523)	$3,015,102

See accompanying notes to condensed consolidated financial statements.

C2-5

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Six Months Ended December 31,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(1,139,411)	$1,505,892
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation and amortization	6,008	247,588
Stock-based compensation expense	–	342,704
Deferred income taxes	23,290	(1,149,630)
Provision for inventory obsolescence reserves	–	3,012
Provision for returns and doubtful accounts allowance	–	(111,586)
Amortization of debt discount on convertible debt	–	91,053
Gain on sale of toner business	–	(2,869,440)
Loss on sale of fixed assets	39,925	–
Changes in operating assets and liabilities:
Accounts receivable	126,604	439,617
Inventories	–	(42,270)
Income taxes	850	51,980
Prepaid expenses and other current assets	35,906	28,029
Accounts payable	(156,508)	(542,112)
Accrued compensation and benefits	(61,856)	(449,027)
Accrued severance	–	536,725
Other accrued expenses and current liabilities	(885,746)	(28,819)
Accrued product warranty costs	(24,847)	(147,000)
Deferred rent liability	–	(15,284)
Deferred revenue	–	(19,250)
Net cash used in operating activities	(2,035,785)	(2,127,818)

CASH FLOWS FROM INVESTING ACTIVITIES
Increase in restricted cash	–	(1,100,028)
Purchases of property and equipment	–	(231,011)
Proceeds from disposition of property and equipment	68,598	–
Proceeds from sale of operating toner business	–	11,042,500
Net cash provided by investing activities	68,598	9,711,461

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in restricted cash	55,532	–
Bank credit line repayments, net	–	(840,863)
Bank term loan repayments	–	(1,500,000)
Net cash provided by (used in) financing activities	55,532	(2,340,863)
Effect of exchange rate changes on cash and cash equivalents	(16,600)	(44,367)
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(1,928,255)	5,198,413

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	4,112,542	317,611

CASH AND CASH EQUIVALENTS, END OF PERIOD	$2,184,287	$5,516,024

SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid	$–	$83,680
Income taxes paid (refunded)	$2,150	$(44,500)

See accompanying notes to condensed consolidated financial statements.

C2-6

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 –BASIS OF PRESENTATION AND DISCONTINUED OPERATIONS

Basis of Presentation.   The condensed consolidated financial statements have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).  Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to Article 8 of Rule S-X.  In the opinion of management, the unaudited condensed consolidated financial statements reflect all adjustments (consisting only of normal, recurring adjustments) necessary for a fair presentation of the financial position, results of operations and cash flows for the periods indicated.  You should read these condensed consolidated financial statements in conjunction with the audited consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2011, filed with the SEC on October 12, 2011.  The June 30, 2011 consolidated balance sheet data was derived from audited consolidated financial statements but does not include all disclosures required by accounting principles generally accepted in the United States of America.

The condensed consolidated financial statements include the accounts of Media Sciences International, Inc. (the “Company”), a Delaware corporation, and its subsidiaries.  All significant intercompany balances and transactions have been eliminated in consolidation.  As of December 31, 2011, there have been no significant changes to any of the Company’s accounting policies as set forth in the Annual Report on Form 10-K for the year ended June 30, 2011.

The results of operations for the three months and six months ended December 31, 2011 are not necessarily indicative of the results that may be expected for any other interim period or for the full year ending June 30, 2012.

Nature of Business and Discontinued Operations.   Media Sciences International, Inc. is a holding company which conducted its business through its operating subsidiaries.  The Company was a manufacturer of business color printer supplies and industrial ink applications, which the Company distributed through a distribution channel and direct to original equipment manufacturers.  On November 8, 2010, the Company sold substantially all of its toner assets to Katun Corporation and one of its subsidiaries, including inventory, fixed assets and intangibles, as well as its business name and trademarks, for approximately $11 million cash of which the net carrying amount of these assets was $7.9 million.  Of the purchase price approximately $1.1 million is to be held in escrow for a fifteen month period to cover certain indemnity claims.  Certain indemnity claims are limited to no more than $2.0 million dollars for a three year time period after which there is no indemnity coverage.  The Company entered into a non-compete agreement with Katun precluding it from selling toner based products for a period of three years.  The Company also entered into a licensing arrangement with Katun whereby it could continue to use the Company’s corporate name and other intellectual property.  The Company has reclassified all of its activity related to the toner business as discontinued operations for all periods presented prior to the sale.

On April 22, 2011, Media Sciences International, Inc. Media Sciences, Inc. and Xerox Corporation entered into an agreement settling a patent infringement lawsuit before the United States District Court for the Southern District of New York, Case No. 06CV4872.  Under the terms of the settlement, all claims of the parties in the litigation were resolved by the exchange of releases that the Company received from Xerox and that the Company provided to Xerox, and additional consideration exchanged between the parties.  The settlement agreement was deemed entered into and became effective on April 22, 2011, and the parties agreed to apply for an order granting consent dismissal of the litigation.  Under the terms of the settlement, the parties resolved, on mutually agreeable terms, infringement claims on certain Xerox-held patents related to the shape of the ink sticks, and the parties exchanged certain other business and financial considerations.  The Company has delivered to Xerox certain inventory and assets related to industrial ink and has assigned certain patent and other intellectual property rights to Xerox.  The Company has ceased manufacturing its inks for use in Xerox color printers and has effectively exited the ink business.  Each party bore its own fees, costs and expenses relating to the litigation.  The gain from the settlement included settlement proceeds from Xerox of $4,950,000, plus transition service fees of $134,600 and less the net carrying amount of

C2-7

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 –BASIS OF PRESENTATION AND DISCONTINUED OPERATIONS (CONTINUED)

assets of $2,624,705.  The Company has reclassified all of its activity related to the ink business as discontinued operations for all periods presented prior to the settlement.

Assets of discontinued operations are summarized as follows:

	December 31, 2011	June 30, 2011
Accounts receivable, net	$–	$126,604
Other assets	23,975	–
Assets of discontinued operations	$23,975	$126,604

Liabilities of discontinued operations are summarized as follows:

	December 31, 2011	June 30, 2011
Accounts payable	$15,096	$56,363
Accrued compensation and benefits	–	47,941
Accrued product warranty	108,967	133,814
Other accrued expenses and other current liabilities	20,732	148,132
Liabilities of discontinued operations	$144,795	$386,250

Summarized statements of operations data for discontinued operations are as follows:

	Three months ended December 31,		Six months ended December 31,
	2011	2010	2011	2010
Net sales:
Toner	$–	$1,321,663	$–	$3,976,380
Ink	–	2,656,216	–	$4,705,156
Net Sales	$–	$3,977,879	$–	$8,681,536

Pre-tax (loss) income from discontinued operations	$(117,479)	$3,101,913	$(450,219)	$3,169,390
Income tax benefit (expense)	(23,290)	197,720	(23,290)	159,220
(Loss) income from discontinued operations, net of income taxes	$(140,769)	$3,299,633	$(473,509)	3,328,610

The Company is no longer actively engaged in any material operations and the Board of Directors is reviewing a proposal for a plan of liquidation to be presented to the shareholders and voted on at the Company’s next annual meeting presently scheduled for March 8, 2012.  There can be no assurances, however, that the proposal will be approved, and if approved, the ultimate amount of net assets available for distribution to shareholders.

Estimates and Uncertainties.   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  The Company’s most significant estimates and assumptions made in the preparation of the financial statements relate to income taxes, income tax valuation allowance, warranty reserves, and certain accrued expenses.  Actual results could differ from those estimates.

C2-8

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 –BASIS OF PRESENTATION AND DISCONTINUED OPERATIONS (CONTINUED)

Fair Value Measurements.  The Company measures fair value in accordance with authoritative guidance for fair value measurements, which defines fair value, establishes a framework and gives guidance regarding the methods used for measuring fair value, and expands disclosures about fair value measurements.  The authoritative guidance defines fair value as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants.  As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, there exists a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

•	Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access as of the measurement date.

•	Level 2 – inputs other than quoted prices included within Level 1 that are directly observable for the asset or liability or indirectly observable through corroboration with observable market data.

•	Level 3 – unobservable inputs for the asset or liability only used when there is little, if any, market activity for the asset or liability at the measurement date.

This hierarchy requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value.

Fair Value of Financial Instruments.  The carrying value of cash and cash equivalents and accounts payable reasonably approximate their fair value due to the relatively short maturities of these instruments.  The fair value estimates presented herein were based on market or other information available to management.  The use of different assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

Restricted Cash.  At December 31, 2011 and June 30, 2011, restricted cash was $1,003,839, and $1,059,371, respectively.  The balances were restricted due to funds held in escrow in conjunction with an indemnity clause related to the sale of toner assets (see Nature of Business and Discontinued Operations above).

Income Taxes.   The Company recognizes deferred tax assets, net of applicable valuation allowances, related to net operating loss carry-forwards and certain temporary differences and deferred tax liabilities related to certain temporary differences.  The Company recognizes a future tax benefit to the extent that realization of such benefit is considered to be more likely than not.  The Company has incurred substantial losses before income taxes for the three and six months ended December 31, 2011 and substantial losses from continuing operations before income taxes for the year ended June 30, 2011.  The Company provided a valuation allowance during fiscal year 2010 for substantially all of its then remaining deferred tax assets as it was deemed more likely than not that certain federal net operating loss carry forwards and other future deductible temporary differences included in the Company’s deferred tax assets would not be realized.

C2-9

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 – PROPERTY AND EQUIPMENT

		December 31 2011
		(Unaudited)	June 30, 2011
Property and Equipment, net	Useful Lives
Equipment	0 – 3 years	$12,961	$771,331
Furniture and fixtures	0 – 3 years	–	111,077
Automobiles	0 years	–	30,434
Leasehold improvements	0 years	–	8,239
Tooling and molds	0 years	–	13,084
		12,961	934,165
Less: Accumulated depreciation and amortization		12,127	905,880
		$834	$28,285

 NOTE 3 – INCOME (LOSS) PER SHARE

Basic income (loss) per share is computed using the weighted average number of common shares outstanding.  Diluted income (loss) per share is computed using the weighted average number of common shares outstanding as adjusted for the incremental shares attributable to outstanding options, restricted stock units and warrants to purchase common stock.

The following table sets forth the computation of the basic and diluted loss per share:

	Three Months Ended December 31,			Six Months Ended December 31,
	2011	2010		2011		2010
Numerator for basic and diluted:
Loss from continuing operations	$(284,796)		$(1,108,802)		$(665,902)	$(1,822,718)
(Loss) income from discontinued operations	$(140,769)		$3,299,633		$(473,509)	$3,328,610
Net (loss) income	$(425,565)		$2,190,831		$(1,139,411)	$1,505,892

Denominator :
For basic loss per common share – weighted average shares outstanding	13,647,376		13,101,699		13,647,376	12,919,001
Effect of dilutive securities - stock options, unvested restricted stock units and warrants	–		–		–	–
For diluted loss per common share – weighted average shares outstanding adjusted for assumed exercises	13,647,376		13,101,699		13,647,376	12,919,001

Basic earnings (loss) per share:
Loss from continuing operations	$(0.02)		$(0.09)	$	(0.05)	$(0.14)
(Loss) income from discontinued operations	$(0.01)		$0.26		$(0.03)	$0.26
Net (loss) income	$(0.03)		$0.17		$(0.08)	$0.12

Diluted earnings (loss) per share:
Loss from continuing operations	$(0.02)	$	(0.09)		$(0.05)	$(0.14)
(Loss) income from discontinued operations	$(0.01)		$0.26		$(0.03)	$0.26
Net (loss) income	$(0.03)		$0.17		$(0.08)	$0.12

C2-10

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 – INCOME (LOSS) PER SHARE (CONTINUED)

The following options and warrants to purchase common stock were excluded from the computation of diluted loss per share for the three and six months ended December 31, 2011 and 2010 because their exercise price was greater than the average market price of the common stock or as a result of the Company’s loss from continuing operations for those periods:

	Three Months Ended December 31,		Six Months Ended December 31,
	2011	2010	2011	2010
Options and warrants	441,231	1,115,196	441,231	1,115,196

NOTE 4 – STOCK-BASED COMPENSATION

The effect of recording stock-based compensation for the three and six months ended December 31, 2011 and 2010 was as follows:
	Three Months Ended December 31,		Six Months Ended December 31,
	2011	2010	2011	2010
Stock-based compensation expense by type of award:
Employee stock options	$–	$94,319	$–	$134,757
Employee restricted stock units	–	94,415	–	122,105
Non-employee director restricted stock units	–	71,541	–	87,249
Amounts capitalized as inventory	–	(316)	–	(1,407)
Total stock-based compensation expense	$–	$259,599	–	342,704
Tax effect of stock-based compensation recognized	–	(85,271)	–	(112,086)
Net effect on net income/ loss	$–	$174,688	$–	$230,618

As of December 31, 2011, the unrecorded deferred stock-based compensation balance was $0 after estimated forfeitures.

During the three and six months ended December 31, 2011, the Company did not grant any stock options.  During the three months ended December 31, 2010, the Company did not grant any stock options.  During the six months ended December 31, 2010, the Company granted 100,002 stock options with a grant date fair value of $12,780 after estimated forfeitures.  During the three and six months ended December 31, 2011, the Company did not grant any shares of restricted stock.  During the three months ended December 31, 2010, the Company granted 150,000 shares of restricted stock with a grant date fair value of $19,790 after estimated forfeitures.  During the six months ended December 31, 2010, the Company granted 200,000 shares of restricted stock with a grant date fair value of $34,772 after estimated forfeitures.

Valuation Assumptions

The Company estimates the fair value of stock options using a Black-Scholes option-pricing model.  The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model and the straight-line attribution approach with the following weighted-average assumptions:

	Three Months Ended December 31,		Six Months Ended December 31,
	2011 (a)	2010 (b)	2011 (a)	2010
Risk-free interest rate	–	–	–	1.7%
Dividend yield	–	–	–	0.0%
Expected stock price volatility	–	–	–	64%
Average expected life of options	–	–	–	4.8 years

(a)           No stock options were granted during the three or six months ended December 31, 2011.
(b)           No stock options were granted during the three months ended December 31, 2010.

C2-11

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 – STOCK-BASED COMPENSATION (CONTINUED)

Authoritative guidance issued by the FASB requires the use of option pricing models that were not developed for use in valuing employee stock options. The Black-Scholes option-pricing model was developed for use in estimating the fair value of short-lived exchange traded options that have no vesting restrictions and are fully transferable.  In addition, option-pricing models require the input of highly subjective assumptions, including the option’s expected life and the price volatility of the underlying stock.  For the six months ended December 31, 2010, the expected stock price volatility assumption was determined using the Company’s historic volatility.

The Company uses the simplified method suggested by the SEC in authoritative guidance for determining the expected life of the options.  Under this method, the Company calculates the expected term of an option grant by averaging its vesting and contractual term.  Based on studies of the Company’s historic actual option terms, compared with expected terms predicted by the simplified method, the Company has concluded that the simplified method yields materially accurate expected term estimates.  The Company estimates its applicable risk-free rate based upon the yield of U.S. Treasury securities having maturities similar to the estimated term of an option grant, adjusted to reflect its continuously compounded “zero-coupon” equivalent.

Equity Incentive Program

The Company’s equity incentive program is a broad-based, long-term retention program that is intended to attract and retain qualified management and technical employees, and align stockholder and employee interests.  The equity incentive program presently consists of three plans (the “Plans”): the Company's 1998 Incentive Plan, as Amended and Restated (the “1998 Plan”); the Company’s 2006 Stock Incentive Plan, as Amended and Restated (the “2006 Plan”); and the Company’s 2009 Stock Incentive Plan (the “2009 Plan”).  Under these Plans, non-employee directors, officers, key employees, consultants and all other employees may be granted options to purchase shares of the Company’s stock, restricted stock units and other types of equity awards.  Under the equity incentive program, stock options generally have a vesting period of three to five years, are exercisable for a period not to exceed ten years from the date of issuance and are not granted at prices less than the fair market value of the Company’s common stock at the grant date.  Restricted stock units may be granted with varying service-based vesting requirements.

Under the Company’s 1998 Plan, 1,000,000 common shares were authorized for issuance through awards of options or other equity instruments.  An aggregate of 323,385 shares were issued under the plan, and options to purchase 181,398 shares were outstanding at December 31, 2011.  The 1998 Plan, which expired on June 17, 2008, and no further awards may be made under the plan.  Under the Company’s 2006 Plan, 1,000,000 common shares are authorized for issuance through awards of options or other equity instruments.  As of December 31, 2011, 316,227 common shares were available for future issuance under the 2006 Plan.  Under the Company’s 2009 Plan, 1,250,000 common shares are authorized for issuance through awards of options or other equity instruments.  As of December 31, 2011, 187,998 common shares were available for future issuance under the 2009 Plan.

The following table summarizes the combined stock option plan and non-plan activity for the indicated periods:

	Number of Shares	Weighted Average Exercise Price
Balance outstanding at June 30, 2011	493,999	$3.23
Six months ended December 31, 2011:
Options granted	–	–
Options exercised	–	–
Options cancelled/expired/forfeited	(52,768)	2.45
Balance outstanding and exercisable at December 31, 2011	441,231	$3.31

C2-12

MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 – STOCK-BASED COMPENSATION (CONTINUED)

The options outstanding and exercisable at December 31, 2011 were in the following exercise price ranges:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life-Years	Weighted Average Exercise Price	Number Vested and Exercisable	Weighted Average Exercise Price

$0.50 to $0.85	11,000	1.4	$0.73	11,000	$0.73
$1.15 to $2.00	104,488	2.2	1.92	104,488	1.92
$2.01 to $6.30	325,743	3.2	3.85	325,743	3.85
	441,231	2.9	$3.31	441,231	$3.31

At December 31, 2011, none of the Company’s exercisable options were in-the-money.  Accordingly, all outstanding and exercisable options at that date had no aggregate intrinsic value.  No options were exercised during the three or six months ended December 31, 2011.

The weighted average grant date fair value of options granted during the three and six months ended December 31, 2011, was $0, as no stock options were granted.

The Company settles employee stock option exercises with newly issued common shares.

Restricted Stock Units

During the three and six months ended December 31, 2011, the Company’s Board of Directors did not approve any new grants of restricted stock.

As of December 31, 2011, there was $0 of total unrecognized deferred stock based compensation after estimated forfeitures related to non-vested restricted stock units granted under the Plans.

NOTE 5 – ACCRUED PRODUCT WARRANTY COSTS

The Company provides a warranty for all of its consumable supply products.  The Company’s warranty stipulates that it will pay reasonable and customary charges for the repair of a printer needing service as a result of using the Company’s products.  The Company estimates the costs that may be incurred and records a liability in the amount of such costs at the time product revenue is recognized.  Factors that may affect the warranty liability and expense include the number of units shipped to customers, historical and anticipated rates of warranty claims and cost per claim.  The Company periodically assesses the adequacy of the recorded warranty liability and adjusts the amount as necessary.  The Company continues to warrant its products sold prior to discontinuing its operations (see Note 1) and did not sell the liability with respect to those operations.  This liability relates exclusively to operations which have been discontinued and the liability is included in liabilities of discontinued operations on the accompanying condensed consolidated balance sheets.

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MEDIA SCIENCES INTERNATIONAL, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 – ACCRUED PRODUCT WARRANTY COSTS (CONTINUED)

Changes in accrued product warranty costs for the three and six months ended December 31, 2011 and 2010 were as follows:

	Three Months Ended December 31,		Six Months Ended December 31
	2011	2010	2011	2010
Accrued product warranty costs at the beginning of the period	$110,827	$365,548	$133,814	$432,548

Warranties accrued during the period	–	146,767	–	409,951
Warranties settled during the period	(1,860)	(226,767)	(24,847)	(556,951)
Net change in accrued warranty costs	(1,860)	(80,000)	(24,847)	(147,000)

Accrued product warranty costs at the end of the period	$108,967	$285,548	$108,967	$285,548

NOTE 6 – LITIGATION AND CONTINGENCIES

At December 31, 2011, the Company was not a party to any material pending legal proceeding.

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ITEM 2.  MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                 RESULTS OF OPERATIONS

FORWARD LOOKING STATEMENTS

Our disclosure and analysis in this report contain forward-looking information, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, about our financial results and estimates, business prospects and products in development that involve substantial risks and uncertainties.  You can identify these statements by the fact that they do not relate strictly to historic or current facts. These forward-looking statements use terms such as "believes," "expects," "may", "will," "should," "anticipates," "estimate," "project," "plan," or "forecast" or other words of similar meaning relating to future operating or financial performance or by discussions of strategy that involve risks and uncertainties.  From time to time, we also may make oral or written forward-looking statements in other materials we release to the public.  These forward-looking statements are based on many assumptions and factors, and are subject to many conditions, including, but not limited to, our continuing ability to obtain additional financing, dependence on contracts with suppliers and major customers, competitive pricing for our products, demand for our products, changing technology, our introduction of new products, industry conditions, anticipated future revenues and results of operations, retention of key officers, management or employees, prospective business ventures or combinations and their potential effects on our business.  Our actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements.  Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects upon our business.

We cannot guarantee that any forward-looking statement will be realized, although we believe we have been prudent in our plans and assumptions. We cannot predict whether future developments affecting us will be those anticipated by management, and there are a number of factors that could adversely affect our future operating results or cause our actual results to differ materially from the estimates or expectations reflected in such forward-looking statements.  Factors that might cause or contribute to such differences include, but are not limited to, those discussed in this section and those set forth in Item 6, “Factors Affecting Results Including Risks and Uncertainties” included in  our Form 10-K for the year ended June 30, 2011, filed October 12, 2011.  You should carefully review these risks and also review the risks described in other documents we file from time to time with the SEC.  You are cautioned not to place undue reliance on these forward-looking statements.  We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

EXECUTIVE SUMMARY

Media Sciences International, Inc. was a manufacturer of color toner cartridges and solid inks for use in business color printers.  Our products were distributed through an international network of dealers and distributors.  Through two unrelated transactions in the year ending June 30, 2011, we sold one of our product lines and exited the other.  On November 8, 2010, the Company sold substantially all of its toner assets to Katun Corporation and discontinued selling toner based products.  On April 22, 2011, and unrelated to the Katun transaction, the Company entered into an agreement with Xerox settling a patent infringement lawsuit, after which the Company ceased manufacturing its inks for use in Xerox color printers and effectively exited the ink business.  As a result, we currently have no substantive operations and the Board of Directors is reviewing a proposal for a plan of liquidation to be presented to the shareholders and voted on at the Company’s next annual meeting presently scheduled for March 8, 2012.

RESULTS OF OPERATIONS

Selling, General and Administrative.   Selling, general and administrative expense, exclusive of depreciation and amortization, for the three months ended December 31, 2011, compared to the same period last year, decreased by $1,451,000 or 84% to $283,000 from $1,734,000.  For the six months ended December 31, 2011, selling, general and administrative expense, exclusive of depreciation and amortization, as compared to the same period last year, decreased by $1,663,000 or 72% to $657,000 from $2,320,000.  This decrease is primarily related to the decrease in compensation expenses related to the change in corporate structure.

C2-15

Depreciation and Amortization.   Non-manufacturing depreciation and amortization expense for the three months ended December 31, 2011 compared to the same period last year, decreased by $9,000 or 93% to $1,000 from $10,000.  For the six months ended December 31, 2011, compared to the same period in 2010, non-manufacturing depreciation and amortization expense decreased by $11,000 or 64% to $6,000 from $17,000.  The decrease in non-manufacturing depreciation and amortization expense reflects the decline in our non-manufacturing fixed asset additions over the comparative periods.

Interest Expense.   For the three and six months ended December 31, 2011, we earned interest income of $100 and $200, respectively.  This compares with interest expense net of interest income of $57,000 and $133,000, respectively, for the prior year’s three and six months ended December 31, 2010.  These changes were the result of year-over-year decreases in the Company’s level of debt.

Discontinued Operations.  Discontinued operations are related to the toner product line that was sold to Katun as well as the industrial ink product line that was transferred to Xerox and the phaser ink product line that was exited as a result of the settlement of the lawsuit with Xerox.  For the three and six months ended December 31, 2011, we had a loss from discontinued operations, net of taxes, of  $141,000 and $474,000, respectively.  For the three and six months ended December 31, 2010, we had income from discontinued operations, net of taxes, of  $3,300,000 and $3,329,000, respectively.

Income Taxes.   For the three and six months ended December 31, 2011, we recorded income tax expense of $2,000 and $3,000 from continuing operations.  This represents the minimum state taxes due.  For the three and six months ended December 31, 2010, we recorded an income tax benefit of $936,922 and $896,922, respectively.  As a result of the sale of the toner business and the settlement of the lawsuit with Xerox, the Company no longer needed to provide for the exposure related to its indefinitely lived intangibles and adjusted its deferred taxes accordingly.  Additionally, the Company reduced certain of its valuation allowances resulting in a tax benefit.

Net Loss.   For the three and six months ended December 31, 2011, we incurred a net loss of $426,000 ($0.03 per share basic and diluted) and $1,139,000 ($0.08 per share basic and diluted), respectively.  This compares with a net income of $2,191,000 ($0.17 per share basic and diluted) and $1,506,000 ($0.12 per share basic and diluted), respectively, for the three and six months ended December 31, 2010.  The difference results from the items previously mentioned above as well as the gain, net of taxes, of approximately $2.87 million from the sale of the toner business.

CRITICAL ACCOUNTING POLICIES

For a description of our critical accounting policies see Management’s Discussion and Analysis of Financial Condition and Results of Operations and Note 1 to the audited financial statements included in our Form 10-K for the year ended June 30, 2011 filed October 12, 2011.  There were no significant changes in our critical accounting policies during the six months ended December 31, 2011.

LIQUIDITY AND CAPITAL RESOURCES

During the six months ended December 31, 2011, our cash and equivalents decreased by $1,928,000 to $2,184,000.  Operating activities used $2,036,000 while investing activities provided $69,000 and financing activities provided $56,000.  Net cash provided in investing activities of $69,000 included the proceeds from the sale of plant equipment and tooling.

We utilized $2,036,000 of cash in our operating activities for the six months ended December 31, 2011 as compared to utilizing $2,128,000 during the comparative six months ended December 31, 2010.  The $2,036,000 of cash used by operating activities during the six months ended December 31, 2011 resulted from a $1,139,000 loss from operations, non-cash charges totaling $69,000 and $966,000 of cash utilized as a result of an increase in our non-cash working capital (current assets less cash and cash equivalents net of current liabilities).  The most significant drivers behind the $966,000 decrease in our non-cash working capital include:  (1) a $1,042,000 decrease in our trade obligations and other accrued expenses; (2) a $127,000 decrease in our accounts receivable; (3) a $62,000 decrease in accrued compensation and benefits; and (4) a decrease in our prepaid expenses and other current assets of $36,000.

C2-16

SOME SIGNIFICANT FACTORS AFFECTING FUTURE LIQUIDITY

Our liquidity could be significantly affected by future legal fees and other costs as the Company currently does not have any material ongoing operations.

FUTURE FINANCING REQUIREMENTS

Management believes that cash on hand will be sufficient to meet the Company’s obligations and fund its day-to-day operations for the next twelve months.

CAPITAL EXPENDITURES

We currently do not plan to invest in any material capital expenditures over the next twelve months.

SEASONALITY

Historically, we have not experienced significant seasonality in our business.

ITEM 3.   QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Reference is made to the information set forth in Item 7A (Quantitative and Qualitative Disclosures About Market Risk) in our Form 10-K for the year ended June 30, 2011, filed October 12, 2011.

ITEM 4.   CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures.  As required by Rule 13a-15(b) under the Exchange Act, our management, with the participation of our Chief Executive Officer and Chief Financial Officer, carried out an evaluation of the effectiveness of our disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) as of December 31, 2011, the end of the period covered by this report.  Based on such evaluation, our Chief Executive Officer and Chief Financial Officer have concluded that, as of such date, our disclosure controls and procedures are effective to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms, and is accumulated and communicated to the Company's management, including its Chief Executive Officer and Chief Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

Changes in Internal Control Over Financial Reporting.  There were no changes in our internal control over financial reporting identified in connection with the evaluation required by Rule 13a-15(d) under the Exchange Act that occurred during the quarter ended December 31, 2011.  During the quarter ended September 30, 2011, our Chief Financial Officer also assumed the office of President and is serving as the Company’s principal executive officer.  As one individual is now responsible for the functions of a principle executive and principal financial officer, the board of directors is now providing not only oversight regarding the internal control process but also has designated a board member, a former principal executive officer of the Company who may be deemed not independent (for purposes hereof utilizing Nasdaq independence standards), to participate actively in the internal control process in order to review financial reporting. These changes have not materially affected, nor are they reasonably likely to materially affect, our internal control over financial reporting.

C2-17

PART II.  OTHER INFORMATION

ITEM 1.   LEGAL PROCEEDINGS

Not applicable.

ITEM 1A.   RISK FACTORS

A description of factors that could materially affect our business, financial condition or operating results is included in Item 1A “Risk Factors” of our Form 10-K for the year ended June 30, 2011, filed October 12, 2011 and is incorporated herein by reference.

ITEM 2.  UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

Not applicable.

ITEM 3.  DEFAULTS UPON SENIOR SECURITIES

Not applicable.

ITEM 4.  MINE SAFTEY DISCLOSURES

Not applicable.

ITEM 5.  OTHER INFORMATION

On December 20, 2011, we filed a Current Report on Form 8-K announcing an annual meeting of stockholders to be held on March 8, 2012 with a January 19, 2012 record date.  We have not yet filed definitive proxy materials and accordingly we may need to reschedule the meeting date.

ITEM 6.   EXHIBITS

The following exhibits are filed with this report:

Exhibit No.	Description
31.1*	Certification of Principal Executive Officer and Chief Financial Officer Pursuant to Securities Exchange Act Rule 13a-14(a)/15d-14(a)
32.1*	Certification of Principal Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350
101.INS*+	XBRL Instance Document
101.SCH*+	XBRL Taxonomy Extension Schema
101.CAL*+	XBRL Taxonomy Extension Calculation Linkbase
101.DEF*+	XBRL Taxonomy Extension Definition Linkbase
101.LAB*+	XBRL Taxonomy Extension Label Linkbase
101.PRE*+	XBRL Taxonomy Extension Presentation Linkbase
*      Filed herewith
+	The information in Exhibit 101 is “furnished” and not “filed”, as provided in Rule 402 of Regulation S-T.

C2-18

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDIA SCIENCES INTERNATIONAL, INC.

Dated: February 14, 2012	By:	/s/ Denise Hawkins
Denise Hawkins
President (Principal Executive Officer) and Chief Financial Officer

C2-19

PRELIMINARY COPY

VOTE BY TELEPHONE OR INTERNET
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MEDIA SCIENCES INTERNATIONAL, INC.

Voting by telephone or Internet is quick, easy and immediate.  As a Media Sciences International, Inc. stockholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card.  Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.  Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on [March 7, 2012].

To Vote Your Proxy by Internet
www.CSTPROXYVOTE.com
Have your proxy card available when you access the above website.  Follow the prompts to vote your shares.

To Vote Your Proxy by Phone
1 (866) 894-0537
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE BELOW CARD IF VOTING ELECTRONICALLY OR BY PHONE.

To Vote Your Proxy by Mail
Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼
-------------------------------------------------------------------------------------------------------------------------------------------

PROXY	Please mark your votes like this	[X]
THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.
THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS.   Each of the proposals are independent of one another and no proposal is conditioned upon the approval of another proposal.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
1. Approve amendment to bylaws	☐	☐	☐	3. Approve Plan of Dissolution	☐	☐	☐
				4. Approve Reverse/Forward Stock Split	☐	☐	☐
	FOR	WITHHOLD AUTHORITY		5. Approve Plan of Dissolution	☐	☐	☐
2. ELECTION OF DIRECTORS	☐	☐		6. Ratify Selection of Independent Registered Public Accounting Firm	☐	☐	☐
(To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below)				7. Adjourn the Meeting	☐	☐	☐
01- MICHAEL W. LEVIN, 02 - WILLEM VAN RIJN 03 - PAUL C. BAKER, 04 - EDWIN RUZINSKY 05 - HENRY ROYER, 06 - DENNIS RIDGEWAY 07 – DENISE HAWKINS

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature_______________________	Signature_______________________	Date__________
NOTE:  Please sign exactly as your name appears hereon.  When signing as attorney, executor, administrator, trustee or guardian, please give title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

PRELIMINARY COPY

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼
---------------------------------------------------------------------------------------------------------------------------------

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MEDIA SCIENCES INTERNATIONAL, INC.

The undersigned appoints Denise Hawkins and Michael Levin, and each of them, as proxies, each with the power to appoint her or his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Media Sciences International, Inc. held of record by the undersigned at the close of business on [January 19, 2012] at the Annual Meeting of Stockholders of Media Sciences International, Inc. to be held on [March 8, 2012] or at any adjournment or postponement thereof.

(Continued, and to be marked, dated and signed, on the other side)